UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8194

FINANCIAL INVESTORS TRUST
(exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

David T. Buhler, Secretary
Financial Investors Trust
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     October 31

Date of reporting period:  November 1, 2014 – April 30, 2015

Item 1.	Reports to Stockholders.

table of
CONTENTS

Disclosure of Fund Expenses	1
ALPS | Alerian MLP Infrastructure Index Fund
Management Commentary	5
Performance Update	6
Statement of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund
Management Commentary	16
Performance Update	18
Consolidated Statement of Investments	20
Consolidated Statement of Assets and Liabilities	27
Consolidated Statement of Operations	29
Consolidated Statements of Changes in Net Assets	30
Consolidated Financial Highlights	31
ALPS | Kotak India Growth Fund
Management Commentary	34
Performance Update	36
Consolidated Statement of Investments	38
Consolidated Statement of Assets and Liabilities	40
Consolidated Statement of Operations	41
Consolidated Statements of Changes in Net Assets	42
Consolidated Financial Highlights	43
ALPS | Red Rocks Listed Private Equity Fund
Management Commentary	46
Performance Update	48
Statement of Investments	51
Statement of Assets and Liabilities	53
Statement of Operations	54
Statements of Changes in Net Assets	55
Financial Highlights	56
ALPS | Sterling ETF Tactical Rotation Fund
Management Commentary	60
Performance Update	61
Statement of Investments	63
Statement of Assets and Liabilities	64
Statement of Operations	65
Statements of Changes in Net Assets	66
Financial Highlights	67
ALPS | Westport Resources Hedged High Income Fund
Management Commentary	70
Performance Update	71
Statement of Investments	73
Statement of Assets and Liabilities	81
Statement of Operations	82
Statements of Changes in Net Assets	83
Financial Highlights	84
ALPS | WMC Research Value Fund
Management Commentary	87
Performance Update	89
Statement of Investments	91
Statement of Assets and Liabilities	95
Statement of Operations	96
Statements of Changes in Net Assets	97
Financial Highlights	98
Clough China Fund
Management Commentary	101
Performance Update	104
Statement of Investments	106
Statement of Assets and Liabilities	110
Statement of Operations	111
Statements of Changes in Net Assets	112
Financial Highlights	113
RiverFront Global Allocation Series
Management Commentary	116
Performance Update	118
Statements of Investments	128
Statements of Assets and Liabilities	138
Statements of Operations	140
Statements of Changes in Net Assets	141
Financial Highlights	146
Notes to Financial Statements	163
Additional Information	194

www.alpsfunds.com

Disclosure of Fund Expenses
April 30, 2015 (Unaudited)

Examples. As a shareholder of the Funds, you will incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2014 and held until April 30, 2015.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period November 1, 2014 – April 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1 | April 30, 2015

Disclosure of Fund Expenses
April 30, 2015 (Unaudited)

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expense Ratio(a)	Expenses Paid During Period November 1, 2014 - April 30, 2015(b)
ALPS | Alerian MLP Infrastructure Index Fund
Class A
Actual	$1,000.00	$956.10	1.24%	$6.01
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	1.24%	$6.21
Class C
Actual	$1,000.00	$954.00	1.85%	$8.96
Hypothetical (5% return before expenses)	$1,000.00	$1,015.62	1.85%	$9.25
Class I
Actual	$1,000.00	$957.20	0.85%	$4.12
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(c)
Class A
Actual	$1,000.00	$889.10	1.45%	$6.79
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	1.45%	$7.25
Class C
Actual	$1,000.00	$887.10	2.05%	$9.59
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	2.05%	$10.24
Class I
Actual	$1,000.00	$890.90	1.15%	$5.39
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
ALPS | Kotak India Growth Fund(d)
Class A
Actual	$1,000.00	$1,003.70	1.92%	$9.54
Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	1.92%	$9.59
Class C
Actual	$1,000.00	$1,000.30	2.60%	$12.90
Hypothetical (5% return before expenses)	$1,000.00	$1,011.90	2.60%	$12.97
Class I
Actual	$1,000.00	$1,007.10	1.60%	$7.96
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	1.60%	$8.00
ALPS | Red Rocks Listed Private Equity Fund
Class A
Actual	$1,000.00	$1,105.40	1.53%	$7.99
Hypothetical (5% return before expenses)	$1,000.00	$1,017.21	1.53%	$7.65
Class C
Actual	$1,000.00	$1,101.10	2.12%	$11.04
Hypothetical (5% return before expenses)	$1,000.00	$1,014.28	2.12%	$10.59
Class I
Actual	$1,000.00	$1,108.00	1.16%	$6.06
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	1.16%	$5.81
Class R
Actual	$1,000.00	$1,104.70	1.58%	$8.25
Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	1.58%	$7.90
ALPS | Sterling ETF Tactical Rotation Fund
Class A
Actual	$1,000.00	$1,008.70	1.54%	$7.67
Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	1.54%	$7.70
Class C
Actual	$1,000.00	$1,005.80	2.15%	$10.69
Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	2.15%	$10.74
Class I
Actual	$1,000.00	$1,012.40	1.15%	$5.74
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76

2 | April 30, 2015

Disclosure of Fund Expenses
April 30, 2015 (Unaudited)

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expense Ratio(a)	Expenses Paid During Period November 1, 2014 - April 30, 2015(b)
ALPS | Westport Resources Hedged High Income Fund
Class A
Actual	$1,000.00	$1,004.50	2.39%	$11.88
Hypothetical (5% return before expenses)	$1,000.00	$1,012.94	2.39%	$11.93
Class C
Actual	$1,000.00	$1,002.60	2.99%	$14.85
Hypothetical (5% return before expenses)	$1,000.00	$1,009.97	2.99%	$14.90
Class I
Actual	$1,000.00	$1,007.50	1.99%	$9.91
Hypothetical (5% return before expenses)	$1,000.00	$1,014.93	1.99%	$9.94
ALPS | WMC Research Value Fund(e)
Class A
Actual	$1,000.00	$1,043.50	1.40%	$7.09
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	1.40%	$7.00
Class C
Actual	$1,000.00	$1,040.30	2.15%	$10.88
Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	2.15%	$10.74
Class I
Actual	$1,000.00	$1,045.20	1.15%	$5.83
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Clough China Fund
Class A
Actual	$1,000.00	$1,219.90	1.95%	$10.73
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	1.95%	$9.74
Class C
Actual	$1,000.00	$1,215.00	2.70%	$14.83
Hypothetical (5% return before expenses)	$1,000.00	$1,011.41	2.70%	$13.47
Class I
Actual	$1,000.00	$1,221.40	1.70%	$9.36
Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	1.70%	$8.50
RiverFront Conservative Income Builder Fund
Class A
Actual	$1,000.00	$1,020.90	1.15%	$5.76
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Class C
Actual	$1,000.00	$1,016.10	1.90%	$9.50
Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	1.90%	$9.49
Class I
Actual	$1,000.00	$1,021.10	0.90%	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
RiverFront Dynamic Equity Income Fund
Class A
Actual	$1,000.00	$1,059.00	1.15%	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Class C
Actual	$1,000.00	$1,055.10	1.90%	$9.68
Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	1.90%	$9.49
Class I
Actual	$1,000.00	$1,059.80	0.90%	$4.60
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51

3 | April 30, 2015

Disclosure of Fund Expenses
April 30, 2015 (Unaudited)

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expense Ratio(a)	Expenses Paid During Period November 1, 2014 - April 30, 2015(b)
RiverFront Global Allocation Fund
Class A
Actual	$1,000.00	$1,064.60	1.15%	$5.89
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Class C
Actual	$1,000.00	$1,060.80	1.90%	$9.71
Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	1.90%	$9.49
Class I
Actual	$1,000.00	$1,065.70	0.90%	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
RiverFront Global Growth Fund
Class A
Actual	$1,000.00	$1,071.50	1.15%	$5.91
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Class C
Actual	$1,000.00	$1,067.70	1.90%	$9.74
Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	1.90%	$9.49
Class I
Actual	$1,000.00	$1,072.30	0.90%	$4.62
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
Class L
Actual	$1,000.00	$1,073.20	0.90%	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
Investor Class
Actual	$1,000.00	$1,071.20	1.15%	$5.91
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
RiverFront Moderate Growth & Income Fund
Class A
Actual	$1,000.00	$1,036.90	1.15%	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Class C
Actual	$1,000.00	$1,033.40	1.90%	$9.58
Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	1.90%	$9.49
Class I
Actual	$1,000.00	$1,038.90	0.90%	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

(c)	Includes expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary), exclusive of the subsidiary's management fee.
(d)	Includes expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(e)	Prior to February 28, 2015, the ALPS | WMC Research Value Fund was known as the ALPS | WMC Disciplined Value Fund.

4 | April 30, 2015

ALPS | Alerian MLP Infrastructure Index Fund
Management Commentary	April 30, 2015 (Unaudited)

During the six-month period of November 1, 2014 to April 30, 2015 the Alerian MLP Infrastructure Index Fund’s (“Fund”) Class A shares delivered a net return of -4.39% at Net Asset Value. Class A delivered a net return of -9.65% at MOP, Class C was -5.54% with CDSC, and Class I was -4.28%. This compares to the Fund’s index, the Alerian MLP Infrastructure Index (“AMZI”), which returned -8.36% on a price-return and -5.99% on a total-return basis. The difference in performance between the AMZI and the Fund is primarily attributable to the Fund’s operating expenses and the impact of the Fund’s C Corporation tax election.

During the period, the Fund paid a distribution of $0.182 on February 19, representing a 1.1% increase compared to the previous quarter and a 4.6% increase compared to the previous year.

Top contributors to the AMZI during the period include NuStar Energy (NS), TC Pipelines (TCP), Buckeye Partners (BPL), and Western Gas Partners (WES). The majority of the master limited partnerships (MLPs) in the AMZI generated negative returns during the period, including Targa Resource Partners (NGLS), DCP Midstream (DPM), and Williams Partners (WPZ). During the period, Williams Partners (WPZ)* was removed from the AMZI due to its merger with Access Midstream Partners (ACMP), Atlas Pipeline Partners (APL) was removed from the AMZI due to its merger with Targa Resource Partners (NGLS), and Regency Energy Partners (RGP) was removed from the AMZI due to its merger with Energy Transfer Partners (ETP).

The energy markets continued to experience a downward slide during the six-month period ending April 30. West Texas Intermediate (WTI) oil prices fell 46% from $80.53/barrel at the end of October to a low of $43.39/barrel on March 17. Since March however, oil prices have somewhat recovered and found support around the $50-55/barrel range during April, representing a net 30% decline for the six-month period. Directionally, the AMZI performed similarly to oil prices during the period, falling 15.6% from the end of October until mid-March, followed by a seven-week streak of positive returns for a total decline of 8.4% for the six-month period. Despite weak long-term historical correlations to commodity prices, MLPs exhibited a strong correlation to crude prices during the period.

While equity price volatility may persist until crude oil prices stabilize, long-term fundamentals for the energy infrastructure industry still remain intact. Throughout the period, MLPs continued to announce organic projects backed with successful long-term binding commitments. These projects include a new crude oil pipeline from the Permian Basin to the Gulf Coast, a new pipeline moving natural gas liquids (NGLs) from Northwest Louisiana to Mont Belvieu, Texas, and additional pipeline infrastructure in the Northeast to meet increased demand for natural gas and relieve congestion in the current infrastructure grid. In addition, 15 of the 22 MLPs in the AMZI increased their distribution during the first calendar quarter of 2015 and the remaining 7 MLPs maintained their distribution.

Recent comments from the White House in April outlining the need to modernize the current US energy infrastructure grid in order to better support the increasing domestic supply of energy re sources should bode well for energy infrastructure MLPs in the AMZI. With billions of dollars of infrastructure opportunities over the next few decades, we believe that MLPs continue to represent a compelling potential investment opportunity for investors seeking after-tax yield and access to real assets.

*	After the merger completion, Access Midstream Partners changed its name to Williams Partners and ticker from “ACMP” to “WPZ”.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Alerian, nor the Fund accept any liability for losses either direct or consequential caused by the use of this information.
5 | April 30, 2015

ALPS | Alerian MLP Infrastructure Index Fund
Performance Update	April 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2015)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2015)

	6 Month	1 Year	Since Inception^	Total Expense Ratio*	What You Pay*,**
Class A (NAV)	-4.39%	0.98%	9.07%	2.22%	1.25%
Class A (MOP)	-9.65%	-4.55%	6.47%
Class C (NAV)	-4.60%	0.52%	8.62%	2.82%	1.85%
Class C (CDSC)	-5.54%	-0.43%	8.62%
Class I	-4.28%	1.25%	9.28%	1.81%	0.85%
Alerian MLP Infrastructure Index[1]	-5.99%	2.39%	15.54%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

6 | April 30, 2015

ALPS | Alerian MLP Infrastructure Index Fund
Performance Update	April 30, 2015 (Unaudited)

[1]
Alerian MLP Infrastructure Index is comprised of 25 midstream energy Master Limited Partnerships. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of December 31, 2012.
*	Excludes deferred income tax expense of 4.49% for Class A, 4.27% for Class C, and 4.63% for Class I.
**	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 29, 2016. Please see the prospectus for additional information.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Enterprise Products Partners LP	10.07%
Energy Transfer Partners LP	7.75%
Magellan Midstream Partners LP	7.57%
Williams Partners LP	7.33%
Plains All American Pipeline LP	7.31%
MarkWest Energy Partners LP	7.27%
Sunoco Logistics Partners LP	4.87%
Buckeye Partners LP	4.83%
Targa Resources Partners LP	4.78%
ONEOK Partners LP	4.71%
Top Ten Holdings	66.49%

†	Holdings are subject to change. Table presents approximate values only.

Industry Sector Allocation (as a % of Total Investments)

7 | April 30, 2015

ALPS | Alerian MLP Infrastructure Index Fund
Statement of Investments	April 30, 2015 (Unaudited)

	Shares	Value (Note 2)
MASTER LIMITED PARTNERSHIPS (100.04%)
Gathering & Processing (30.60%)
Pipelines (30.60%)
Crestwood Midstream Partners LP	40,953	$649,924
DCP Midstream Partners LP	24,399	995,479
EnLink Midstream Partners LP	28,505	733,434
MarkWest Energy Partners LP	37,221	2,510,929
Targa Resources Partners LP	36,333	1,650,972
Western Gas Partners LP	20,521	1,495,776
Williams Partners LP	51,221	2,530,317
		10,566,831

TOTAL GATHERING & PROCESSING		10,566,831

Natural Gas Transportation (29.87%)
Pipelines (29.87%)
Energy Transfer Partners LP	46,312	2,675,928
Enterprise Products Partners LP	101,514	3,476,854
EQT Midstream Partners LP	10,479	924,248
ONEOK Partners LP	38,804	1,627,828
Spectra Energy Partners LP	14,170	767,730
TC PipeLines LP	12,386	843,239
		10,315,827

TOTAL NATURAL GAS TRANSPORTATION		10,315,827

Petroleum Transportation (39.57%)
Pipelines (39.57%)
Buckeye Partners LP	20,460	1,669,127
Enbridge Energy Partners LP	43,133	1,601,959
Genesis Energy LP	21,297	1,058,674
Magellan Midstream Partners LP	31,302	2,613,717
NGL Energy Partners LP	19,649	574,930
NuStar Energy LP	17,269	1,160,131
Plains All American Pipeline LP	50,409	2,525,995
Sunoco Logistics Partners LP	37,947	1,683,329
Tesoro Logistics LP	13,827	774,727
		13,662,589

TOTAL PETROLEUM TRANSPORTATION		13,662,589

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $32,607,698)		34,545,247

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.07%)
Money Market Fund (3.07%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.077%	1,060,633	$1,060,633

TOTAL SHORT TERM INVESTMENTS (Cost $1,060,633)			1,060,633

TOTAL INVESTMENTS (103.11%) (Cost $33,668,331)			$35,605,880

Liabilities In Excess Of Other Assets (-3.11%)			(1,074,060)

NET ASSETS (100.00%)			$34,531,820

Common Abbreviations:
LP - Limited Partnerships.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

8 | April 30, 2015

ALPS | Alerian MLP Infrastructure Index Fund
Statement of Assets and Liabilities	April 30, 2015 (Unaudited)

ASSETS
Investments, at value	$35,605,880
Receivable for investments sold	1,654,948
Receivable for shares sold	455,103
Dividends receivable	192,904
Income tax receivable	3,139
Prepaid expenses and other assets	25,366
Total Assets	37,937,340
LIABILITIES
Payable for investments purchased	2,689,874
Deferred tax liability	451,821
Franchise tax payable	2,660
Payable for shares redeemed	201,553
Investment advisory fees payable	4,803
Administration and transfer agency fees payable	3,568
Distribution and services fees payable	16,095
Trustees’ fees and expenses payable	95
Professional fee payable	18,080
Accrued expenses and other liabilities	16,971
Total Liabilities	3,405,520
NET ASSETS	$34,531,820
NET ASSETS CONSIST OF
Paid-in capital	$34,072,835
Accumulated net investment loss, net of deferred income taxes	(285,799)
Accumulated net realized loss on investments, net of deferred income taxes	(503,354)
Net unrealized appreciation on investments, net of deferred income taxes	1,248,138
NET ASSETS	$34,531,820
INVESTMENTS, AT COST	$33,668,331

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$10.64
Net Assets	$17,093,294
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,607,267
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$11.26
Class C:
Net Asset Value, offering and redemption price per share(a)	$10.53
Net Assets	$10,321,364
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	979,815
Class I:
Net Asset Value, offering and redemption price per share	$10.69
Net Assets	$7,117,162
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	665,822

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

9 | April 30, 2015

ALPS | Alerian MLP Infrastructure Index Fund
Statement of Operations	For the Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME
Dividends	$101
Distributions from master limited partnerships	689,641
Less return of capital distributions	(689,641)
Total Investment Income	101

EXPENSES
Investment advisory fees	99,288
Administrative fees	14,868
Transfer agency fees	488
Distribution and service fees
Class A	24,479
Class C	45,170
Professional fees	44,640
Reports to shareholders and printing fees	1,619
State registration fees	21,444
SEC registration fees	521
Insurance fees	143
Custody fees	7,943
Trustees’ fees and expenses	327
Miscellaneous expenses	8,892
Total Expenses	269,822
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(35,672)
Class C	(25,325)
Class I	(18,612)
Net Expenses	190,213
Net Investment Loss, Before Income Taxes	(190,112)
Deferred income tax benefit	41,621
Deferred income tax benefit - Class A	9,136
Deferred income tax benefit - Class C	16,261
Net Investment Loss, Net of Income Taxes	(123,094)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments, before income taxes	(137,362)
Deferred income tax benefit	48,730
Net Realized Loss on investments, Net of Income Taxes	(88,632)

Net change in unrealized appreciation on investment, before deferred income taxes	(1,528,380)
Deferred income tax expense	552,396
Net Change in Unrealized Appreciation on Investments	(975,984)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, NET OF INCOME TAXES	(1,064,616)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,187,710)

See Notes to Financial Statements.

10 | April 30, 2015

ALPS | Alerian MLP Infrastructure Index Fund
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Period Ended October 31, 2014(a)
OPERATIONS
Net investment loss, net of income taxes	$(123,094)	$(84,514)
Net realized gain/(loss) on investments, net of income taxes	(88,632)	3,372
Net change in unrealized appreciation/(depreciation) on investments, net of deferred income taxes	(975,984)	902,714
Net Increase/(Decrease) in Net AssetsResulting from Operations	(1,187,710)	821,572

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(24,107)	(26,390)
Class C	(18,360)	(32,401)
Class I	(11,722)	(36,117)
Dividends to shareholders from tax return of capital
Class A	(187,466)	(422,657)
Class C	(142,772)	(205,706)
Class I	(91,157)	(200,052)
Net Decrease in Net Assets from Distributions	(475,584)	(923,323)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	8,318,067	3,317,091
Class C	5,402,989	3,457,848
Class I	4,163,046	5,196,869
Dividends reinvested
Class A	199,739	427,003
Class C	160,017	178,058
Class I	102,150	219,273
Shares redeemed
Class A	(1,318,423)	(1,375,093)
Class C	(1,484,998)	(245,100)
Class I	(3,396,938)	(184,339)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	12,145,649	10,991,610

Net increase in net assets	10,482,355	10,889,859

NET ASSETS
Beginning of period	24,049,465	13,159,606
End of period *	$34,531,820	$24,049,465
*Including accumulated net investment loss, net of deferred income taxes, of:	$(285,799)	$(162,705)

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

11 | April 30, 2015

ALPS | Alerian MLP Infrastructure Index Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

						For the Period
	For the Six		For the Fiscal			January 2, 2013
	Months Ended		Period Ended		For the Year	(Commencement)
	April 30, 2015		October 31,		Ended	to
	(Unaudited)		2014(a)		April 30, 2014	April 30, 2013
Net asset value, beginning of period	$11.32		$11.23		$11.10	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.04)		(0.05)		(0.09)	(0.03)
Net realized and unrealized gain/(loss)	(0.46)		0.67		0.90	1.29
Total from investment operations	(0.50)		0.62		0.81	1.26

DISTRIBUTIONS:
From net investment income	(0.02)		(0.03)		(0.36)	–
From tax return of capital	(0.16)		(0.50)		(0.32)	(0.16)
Total distributions	(0.18)		(0.53)		(0.68)	(0.16)

Net increase/(decrease) in net asset value	(0.68)		0.09		0.13	1.10
Net asset value, end of period	$10.64		$11.32		$11.23	$11.10
TOTAL RETURN(c)	(4.39)%		5.61%		7.59%	12.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$17,093		$10,619		$8,223	$928

Ratio of expenses to average net assets before waivers, franchise tax expense and income tax expense/benefit	1.80	%(d)	2.20	%(d)	3.09%	5.51	%(d)(e)
Ratio of expense waivers to average net assets	(0.56	%)(d)	(0.97	%)(d)	(1.84%)	(4.26	%)(d)(e)
Ratio of expenses to average net assets net of waivers before franchise tax expense and income tax expense/benefit	1.24	%(d)(f)	1.23	%(d)(f)	1.25%	1.25	%(d)(e)
Ratio of franchise tax expense and deferred income tax expense to average net assets(g)	4.68	%(d)	4.49	%(d)	5.38%	20.55	%(d)
Ratio of total expenses to average net assets	5.92	%(d)	5.72	%(d)	6.63%	21.80	%(d)

Ratio of investment loss to average net assets before waivers, franchise tax expense and income tax expense/benefit	(1.80	%)(d)	(2.20%	)(d)	(3.09%)	(5.51	%)(d)(e)
Ratio of expense waivers to average net assets	(0.56	%)(d)	(0.97	%)(d)	(1.84%)	(4.26	%)(d)(e)
Ratio of investment loss to average net assets net of waivers before franchise tax expense and income tax expense/benefit	(1.24	%)(d)(f)	(1.23	%)(d)(f)	(1.25%)	(1.25%	)(d)(e)
Ratio of franchise tax expense and deferred income tax benefit to average net assets(h)	0.44	%(d)	0.43	%(d)	0.43%	0.40	%(d)
Ratio of net investment loss to average net assets	(0.80	%)(d)	(0.80	%)(d)	(0.82%)	(0.85	%)(d)

Portfolio turnover rate(i)	35%		7%		63%	3%

See Notes to Financial Statements.

12 | April 30, 2015

ALPS | Alerian MLP Infrastructure Index Fund – Class A
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated:
(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)
According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended April 30, 2015 and October 31, 2014, for the prior fiscal year in the amount of 0.01% and 0.02% of average net assets of Class A shares respectively.

(g)	Deferred income tax expense estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(h)	Deferred income tax benefit for the ratio calculation is derived from net investment loss only.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

13 | April 30, 2015

ALPS | Alerian MLP Infrastructure Index Fund – Class C
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

						For the Period
	For the Six		For the Fiscal			January 2, 2013
	Months Ended		Period Ended		For the Year	(Commencement)
	April 30, 2015		October 31,		Ended	to
	(Unaudited)		2014(a)		April 30, 2014	April 30, 2013
Net asset value, beginning of period	$11.23		$11.17		$11.09	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.06)		(0.07)		(0.13)	(0.05)
Net realized and unrealized gain/(loss)	(0.46)		0.66		0.89	1.30
Total from investment operations	(0.52)		0.59		0.76	1.25

DISTRIBUTIONS:
From net investment income	(0.02)		(0.08)		(0.35)	–
From tax return of capital	(0.16)		(0.45)		(0.33)	(0.16)
Total distributions	(0.18)		(0.53)		(0.68)	(0.16)

Net increase/(decrease) in net asset value	(0.70)		0.06		0.08	1.09
Net asset value, end of period	$10.53		$11.23		$11.17	$11.09
TOTAL RETURN(c)	(4.60)%		5.37%		7.13%	12.58%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$10,321		$6,773		$3,429	$563

Ratio of expenses to average net assets before waivers, franchise tax expense and income tax expense/benefit	2.41	%(d)	2.82	%(d)	3.71%	7.01	%(d)(e)
Ratio of expense waivers to average net assets	(0.56	%)(d)	(0.97	%)(d)	(1.86%)	(5.16	%)(d)(e)
Ratio of expenses to average net assets net of waivers before franchise tax expense and income tax expense/benefit	1.85	%(d)	1.85	%(d)	1.85%	1.85	%(d)(e)
Ratio of franchise tax expense and deferred income tax expense to average net assets(f)	4.89	%(d)	4.27	%(d)	5.16%	20.55	%(d)
Ratio of total expenses to average net assets	6.74	%(d)	6.12	%(d)	7.01%	22.40	%(d)

Ratio of investment loss to average net assets before waivers,franchise tax expense and income tax expense/benefit	(2.41	%)(d)	(2.82	%)(d)	(3.71%)	(7.01	%)(d)(e)
Ratio of expense waivers to average net assets	(0.56	%)(d)	(0.97	%)(d)	(1.86%)	(5.16	%)(d)(e)
Ratio of investment loss to average net assets net of waivers before franchise tax expense and income tax expense/benefit	(1.85	%)(d)	(1.85	%)(d)	(1.85%)	(1.85	%)(d)(e)
Ratio of franchise tax expense and deferred income tax benefit to average net assets(g)	0.65	%(d)	0.65	%(d)	0.65%	0.40	%(d)
Ratio of net investment loss to average net assets	(1.20	%)(d)	(1.20	%)(d)	(1.20%)	(1.45	%)(d)

Portfolio turnover rate(h)	35%		7%		63%	3%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	Deferred income tax expense estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(g)	Deferred income tax benefit for the ratio calculation is derived from net investment loss only.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

14 | April 30, 2015

ALPS | Alerian MLP Infrastructure Index Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

						For the Period
	For the Six		For the Fiscal			January 2, 2013
	Months Ended		Period Ended		For the Year	(Commencement)
	April 30, 2015		October 31,		Ended	to
	(Unaudited)		2014(a)		April 30, 2014	April 30, 2013
Net asset value, beginning of period	$11.36		$11.25		$11.11	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.03)		(0.03)		(0.06)	(0.02)
Net realized and unrealized gain/(loss)	(0.46)		0.67		0.88	1.29
Total from investment operations	(0.49)		0.64		0.82	1.27

DISTRIBUTIONS:
From net investment income	(0.02)		(0.04)		(0.27)	–
From tax return of capital	(0.16)		(0.49)		(0.41)	(0.16)
Total distributions	(0.18)		(0.53)		(0.68)	(0.16)

Net increase/(decrease) in net asset value	(0.67)		0.11		0.14	1.11
Net asset value, end of period	$10.69		$11.36		$11.25	$11.11
TOTAL RETURN(c)	(4.28)%		5.78%		7.68%	12.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,117		$6,658		$1,507	$2,256

Ratio of expenses to average net assets before waivers, franchise tax expense and income tax expense/benefit	1.41	%(d)	1.81	%(d)	3.03%	6.01	%(d)(e)
Ratio of expense waivers to average net assets	(0.56	%)(d)	(0.96	%)(d)	(2.18%)	(5.16	)%(d)(e)
Ratio of expenses to average net assets net of waivers before franchise tax expense and income tax expense/benefit	0.85	%(d)	0.85	%(d)	0.85%	0.85	%(d)(e)
Ratio of franchise tax expense and deferred income tax expense to average net assets(f)	4.53	%(d)	4.63	%(d)	5.53%	20.55	%(d)
Ratio of total expenses to average net assets	5.38	%(d)	5.48	%(d)	6.38%	21.40	%(d)

Ratio of investment loss to average net assets before waivers,franchise tax expense and income tax expense/benefit	(1.41	%)(d)	(1.81	%)(d)	(3.03%)	(6.01	%)(d)(e)
Ratio of expense waivers to average net assets	(0.56	%)(d)	(0.96	%)(d)	(2.18%)	(5.16	%)(d)(e)
Ratio of investment loss to average net assets net of waivers before franchise tax expense and income tax expense/benefit	(0.85	%)(d)	(0.85	%)(d)	(0.85%)	(0.85	%)(d)(e)
Ratio of franchise tax expense and deferred income tax benefit to
average net assets(g)	0.29	%(d)	0.28	%(d)	0.29%	0.40	%(d)
Ratio of net investment loss to average net assets	(0.56	%)(d)	(0.57%	)(d)	(0.56%)	(0.45	%)(d)

Portfolio turnover rate(h)	35%		7%		63%	3%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	Deferred income tax expense estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(g)	Deferred income tax benefit for the ratio calculation is derived from net investment loss only.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

15 | April 30, 2015

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund
Management Commentary	April 30, 2015 (Unaudited)

Commodity prices for the six month period ending April 30, 2015 were lower:  Spot commodity prices, as measured by the diversified Bloomberg Commodity Spot Index (BCOMSP), were down, -8.69% during this period.  Commodity equities, evaluated against the Standard & Poor’s Global Natural Resources Total Return Index (SPGNRUN), were modestly lower, -1.39% for the period. The ALPS CoreCommodity Management CompleteCommodities® Strategy Fund (JCRIX) delivered a net negative total return of -10.91% for the period (JCRAX was -11.09% and JCRCX was down -11.29%). The Bloomberg Commodity Total Return Index (BCOMTR) declined-11.87% during the same period.

The ALPS CoreCommodity CompleteCommodities® Strategy Fund aspires to deliver returns close to spot commodity results. Spot commodity prices are essentially uninvestable.  For the six months ending April 30, 2015, the ALPS CoreCommodity CompleteCommodities® Strategy Fund (“I” Shares—JCRIX) underperformed spot commodity returns Bloomberg Commodity Spot Index (BCOMSP) by 222 basis points after fees. The Fund employs a strategy that combines an actively managed portfolio of commodity futures related exposure (collateralized by Treasury Inflation Protected Securities – TIPS), commodity equities, and physical commodity Exchange-Traded Funds. The Fund maintains a well-diversified exposure to all sectors of the commodity markets without leverage. While the exact composition of the Fund changes from time to time in response to structural and value opportunities identified by the Fund Policy Committee, the Fund allocated approximately 66% of its assets toward commodity futures related investments and approximately 34% of its assets in commodity equities on average throughout the year. The Fund was about 99% invested by the end of April.

With a few exceptions, commodity prices were under price pressure for the six month period ending in April 30, 2015. Disappointing global growth rates may have contributed to the underperformance of commodity prices generally. The strength of the US Dollar likely created additional headwinds for commodity prices. Since most commodities are traded in US currency, commodity prices tend to move inversely to USD fluctuations. For the six month period we are examining, the USD climbed by approximately +8%, accounting for substantially all of the losses suffered by the BCOMSP Spot Index.

Energy prices were particularly weak during the 6-month period ending April 30, 2015. West Texas Intermediate (WTI) crude oil, the US marker crude, fell by -24.62%. Natural gas dropped even more, down -28.97%. Technological advances in drilling and gathering techniques increased supplies primarily in North America. Underwhelming global growth kept energy demand at a slower pace. A significant oversupply situation ensued and prices declined substantially to reflect the balance shift.

Additionally, many agricultural prices were also pressured lower. Political and economic stress in South America, specifically in Brazil and Argentina, pushed local currencies lower. Farmers were encouraged to sell their crops to monetize their assets and to receive foreign currency. Coffee, sugar, and orange juice prices were down -26.89%, -17.83%, and -16.96% respectively. Favorable early weather patterns supported early planting and optimistic outlooks for wheat and soybean supplies. Wheat prices fell by -10.99% while soybeans declined by -6.98%.

Base metals prices were also influenced by the move in the US Dollar, but generally did not lose as much as the Dollar appreciated.  Copper prices edged down by -5.27%. Aluminum was off by -6.93% and Nickel dropped by -11.56%.

Precious metals benefited from the announcement by the ECB (European Central Bank) to pursue an aggressive low interest rate campaign through quantitative easing. The measures were perceived as a highly stimulative attempt to lower the value of the Euro and to manage the level of European interest rates to the downside. Gold managed a modest gain of +0.92% and silver added +0.11%. Considering the magnitude of the US Dollar’s advance, the performance of precious metals was positive.

{The Fund’s top equity holdings at the end of April 2015 included Sanderson Farms (SAFM) -10.60 YTD, Monsanto (MON) -4.61% YTD, CF Industries (CF) +5.48% YTD, Mosaic (MOS) -3.61% YTD, Pilgrim’s Pride (PPC) -24.67% YTD, FMC Corp (FMC) +4.00% YTD, AGCO Corporation (AGCO) +13.96% YTD, CNOOC Ltd-ADR +26.44% YTD, Hormel Foods Corp (HRL) +4.32% YTD, and K+S Ag (SDF GR)+27.58% YTD}

US Treasuries and/or U.S. Treasury Inflation Protected Bonds or TIPS are held by the Fund to invest excess cash and as collateral for commodity futures related investments held in our Cayman Island subsidiary.  Nominal yield on the US Treasury benchmark 10-year note stood at 2.25% in the beginning of November 2014. It had declined to 2.03%, at the end of April. 10 year rates dipped to 1.64% in mid-March as the effects of European Central Bank policies to purchase European Union debt through quantitative easing spread globally to other bond rates.  Despite the efforts by the Federal Reserve and other central banks to maintain historically low interest rates, we believe we may be nearing the end of what has been a significant multi-year rally in US treasury prices. As a result, we continue to invest in TIPS with limited duration exposure along with short-dated US Treasury Bills. At the end of April, our weighted average maturity was approximately 1.15 years in our TIPS portion of the collateral.

We strongly believe that the long term fundamental drivers of commodity demand and ultimately higher prices are still in place. The recent underperformance of commodity prices relative to the Standard and Poor’s 500 Index (S&P) may be a temporary phenomenon. Population growth is likely to remain unabated regardless of the economic environment in the US and Europe.  A billion more people will probably be added to the world population over the next decade. The trend of wealth distribution to the developing world as those economies grow at rapid rates relative to the slow or negative growth occurring in the developed countries is likely contributing to ever increasing demand for raw materials and food. Incremental gains in disposable income in the developing nations have led to competition for the commodities needed for more complex and costly lifestyles. In a world with limited supplies of food, fuel, building materials, and other necessities of life, price may become the ultimate allocator. Additionally, the aggressively accommodative central bank monetary policies recently announced coupled with measures already in place globally are likely to make commodities and other real assets more attractive over time as currencies, including the US Dollar, may decline in value.

Satch Chada
Co-Portfolio Manager

Robert Hyman
Co-Portfolio Manager

16 | April 30, 2015

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund
Management Commentary	April 30, 2015 (Unaudited)

Standard & Poor’s 500 Index is a composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. An investor may not invest directly in an index.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor CoreCommodity Management, LLC  accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

17 | April 30, 2015

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund
Performance Update	April 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2015)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2015)

	6 Month	1 Year	3 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-11.09%	-21.80%	-8.58%	-0.52%	1.46%	1.45%
Class A (MOP)	-16.01%	-26.09%	-10.29%	-1.67%
Class C (NAV)	-11.29%	-22.22%	-9.12%	-1.07%	2.07%	2.05%
Class C (CDSC)	-12.18%	-23.00%	-9.12%	-1.07%
Class I	-10.91%	-21.49%	-8.31%	-0.22%	1.16%	1.15%
TR/CC CRB Total Return Index[1]	-15.61%	-25.84%	-9.09%	-2.19%
Bloomberg Commodity TR Index[1]	-11.87%	-24.69%	-9.73%	-3.59%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

18 | April 30, 2015

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund
Performance Update	April 30, 2015 (Unaudited)

[1]	Thomson Reuters/CC CRB Total Return Index and the Bloomberg Commodity TR Index (formerly the Dow Jones-UBS Commodity Index) are unmanaged indices used as a measurement of change in commodity market conditions based on the performance of a basket of different commodities. Each index is composed of a different basket of commodities, a different weighting of the commodities in the basket, and a different re-balancing schedule. The indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of June 29, 2010.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 29, 2016. Please see the prospectus for additional information.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Investing in commodity-related securities involves risk and considerations not present when investing in more conventional securities. The Fund may be more susceptible to high volatility of commodity markets.

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund’s original investment.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Government Bonds	50.55%
Common Stocks	33.56%
Commodity-Linked Notes	0.91%
Master Limited Partnerships	0.43%
Purchased Options	0.12%
Short Term Investments and Other Assets	14.43%
Total	100.00%

†	Holdings are subject to change. Table presents approximate values only.

19 | April 30, 2015

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	April 30, 2015 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCKS (33.56%)
Argentina (0.19%)
YPF SA, Sponsored ADR	27,285	$833,284

Australia (1.17%)
BHP Billiton, Ltd.	68,819	1,741,084
Caltex Australia, Ltd.	14,292	400,712
Fortescue Metals Group, Ltd.	31,313	53,772
GrainCorp, Ltd., Class A	41,007	321,588
Iluka Resources, Ltd.	60,429	390,215
Incitec Pivot, Ltd.	188,051	593,769
Newcrest Mining, Ltd.(a)	28,587	326,893
Nufarm, Ltd.	36,328	209,574
Orica, Ltd.	38,628	617,479
Regis Resources, Ltd. (a)	206,540	205,124
Sandfire Resources NL	41,755	162,571
Woodside Petroleum, Ltd.	9,366	259,783
		5,282,564

Austria (0.19%)
OMV AG	10,960	366,116
Voestalpine AG	11,421	479,877
		845,993

Bermuda (0.17%)
Kosmos Energy, Ltd.(a)	50,884	497,646
Nabors Industries, Ltd.	11,916	198,997
Seadrill, Ltd.	4,179	54,703
		751,346

Brazil (0.55%)
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	77,481	456,363
Cia Siderurgica Nacional SA, Sponsored ADR	1,580	4,250
Gerdau SA, Sponsored ADR	190,337	639,533
Petroleo Brasileiro SA, Sponsored ADR(a)	35,152	333,944
Vale SA, Sponsored ADR	136,571	1,048,865
		2,482,955

Canada (4.59%)
Agnico‐Eagle Mines, Ltd.	15,403	466,652
Alamos Gold, Inc.	61,800	427,196
ARC Resources, Ltd.	6,787	138,890
Argonaut Gold, Inc.(a)	14,775	24,860
AuRico Gold, Inc.	67,852	236,803
B2Gold Corp.(a)	168,500	263,958
Barrick Gold Corp.	59,330	772,477
Cameco Corp.	12,079	212,349
Canadian Natural Resources, Ltd.	5,741	190,888
Canadian Oil Sands, Ltd.	169,108	1,837,552
Cenovus Energy, Inc.	74,429	1,402,214
Centerra Gold, Inc.	78,900	408,070
Crescent Point Energy Corp.	10,981	286,789
Detour Gold Corp.(a)	16,587	175,287

		Value
	Shares	(Note 2)
Canada (continued)
Eldorado Gold Corp.	65,346	$324,116
Encana Corp.	81,800	1,162,378
Endeavour Silver Corp.(a)	18,980	38,340
First Quantum Minerals, Ltd.	44,647	683,860
Franco‐Nevada Corp.	9,227	478,235
Goldcorp, Inc.	31,061	584,879
HudBay Minerals, Inc.	23,000	227,426
Husky Energy, Inc.	10,586	236,726
IAMGOLD Corp.(a)	456	1,021
Imperial Oil, Ltd.	25,209	1,111,160
Kinross Gold Corp.(a)	140,786	342,110
Lundin Mining Corp.(a)	37,100	184,501
Maple Leaf Foods, Inc.	10,500	201,471
MEG Energy Corp.(a)	5,900	113,794
New Gold, Inc.(a)	69,617	235,305
Osisko Gold Royalties, Ltd.	2,569	34,431
Pacific Rubiales Energy Corp.	228,700	773,391
Pan American Silver Corp.	49,160	468,003
Peyto Exploration & Development Corp.	13,600	395,319
Potash Corp. of Saskatchewan, Inc.	20,852	680,609
Primero Mining Corp.(a)	37,900	139,789
Sandstorm Gold, Ltd.(a)	39,467	141,292
SEMAFO, Inc.(a)	110,100	338,559
Silver Standard Resources, Inc.(a)	44,960	244,807
Silver Wheaton Corp.	29,773	587,719
SunCoke Energy, Inc.	16,171	283,478
Suncor Energy, Inc.	52,160	1,699,026
Tahoe Resources, Inc.	6,600	93,270
Teck Resources, Ltd., Class B	64,472	977,556
TransCanada Corp.	7,142	331,498
Turquoise Hill Resources, Ltd.(a)	81,758	340,113
Yamana Gold, Inc.	92,948	355,068
		20,653,235

Chile (0.12%)
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	25,642	560,021

China (1.24%)
China Petroleum & Chemical Corp., ADR	464	43,834
China Petroleum & Chemical Corp., Class H	400,358	375,018
China Shenhua Energy Co., Ltd., Class H	95,369	247,942
CNOOC, Ltd.	250,001	423,842
CNOOC, Ltd., Sponsored ADR	18,859	3,229,604
Jiangxi Copper Co., Ltd., Class H	50,082	103,905
PetroChina Co., Ltd., ADR	4,087	526,896
PetroChina Co., Ltd., Class H	330,045	424,131
Zijin Mining Group Co., Ltd., Class H	560,331	216,164
		5,591,336

20 | April 30, 2015

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	April 30, 2015 (Unaudited)

		Value
	Shares	(Note 2)
Colombia (0.19%)
Ecopetrol SA, Sponsored ADR	50,903	$871,459

Denmark (0.06%)
FLSmidth & Co. A/S	6,011	257,549

Finland (0.30%)
Kemira OYJ	10,739	126,250
Neste Oil OYJ	19,790	539,086
Outokumpu OYJ (a)	61,518	373,699
Outotec OYJ	43,438	304,840
		1,343,875

France (0.17%)
TOTAL SA	4,886	266,000
TOTAL SA, Sponsored ADR	9,057	489,984
		755,984

Germany (0.66%)
Aurubis AG	639	40,704
K+S AG	78,161	2,573,213
Salzgitter AG	10,429	358,918
		2,972,835

India (0.08%)
Reliance Industries, Ltd., Sponsored GDR(b)	8,852	238,119
Sesa Sterlite, Ltd., ADR	9,014	118,444
		356,563

Israel (0.06%)
The Israel Corp., Ltd.	785	289,476

Italy (0.14%)
Eni SpA, Sponsored ADR	16,393	629,983

Japan (1.60%)
Hitachi Metals, Ltd.	50,000	787,688
Idemitsu Kosan Co., Ltd.	25,931	504,721
Inpex Corp.	106,133	1,342,218
Iseki & Co., Ltd.	20,907	43,600
JFE Holdings, Inc.	12,600	285,980
Kubota Corp.	18,000	282,890
Kurita Water Industries, Ltd.	10,616	277,403
Maruichi Steel Tube, Ltd.	20,000	510,050
Nihon Nohyaku Co., Ltd.	16,100	170,169
Nihon Trim Co., Ltd.	4,101	127,426
Nippon Steel & Sumitomo Metal Corp.	208,342	546,156
Nisshin Steel Co., Ltd.	29,000	390,067
Osaka Titanium Technologies Co., Ltd.	8,500	184,167
Showa Shell Sekiyu KK	44,500	431,583
Sumitomo Forestry Co., Ltd.	15,159	176,982
Sumitomo Metal Mining Co., Ltd.	26,000	384,883
Tokyo Steel Manufacturing Co., Ltd.	37,000	258,442

		Value
	Shares	(Note 2)
Japan (continued)
TonenGeneral Sekiyu KK	36,000	$346,432
Yamato Kogyo Co., Ltd.	6,700	158,859
		7,209,716

Jersey (0.11%)
Randgold Resources, Ltd., ADR	6,784	516,737

Luxembourg (0.35%)
APERAM SA (a)	13,273	508,511
ArcelorMittal	13,316	142,297
ArcelorMittal SA	13,635	145,758
Subsea 7 SA	63,173	701,810
Tenaris SA, ADR	2,743	84,347
		1,582,723

Mexico (0.34%)
Grupo Mexico SAB de CV, Series B	424,283	1,311,123
Industrias Penoles SAB de CV	13,107	222,124
		1,533,247

Netherlands (0.06%)
Royal Dutch Shell PLC, Class A,
Sponsored ADR	4,503	285,625

Norway (0.63%)
Marine Harvest ASA	75,761	926,173
Norsk Hydro ASA	104,109	492,083
Statoil ASA	48,474	1,023,595
Yara International ASA	7,649	392,522
		2,834,373

Peru (0.18%)
Cia de Minas Buenaventura SAA, ADR	71,096	794,853

Singapore (0.25%)
Golden Agri‐Resources, Ltd.	893,758	283,690
Kenon Holdings, Ltd.(a)	5,495	118,990
Olam International, Ltd.	46,254	70,612
Wilmar International, Ltd.	257,061	633,327
		1,106,619

South Africa (0.58%)
Anglo Platinum, Ltd. (a)	5,831	160,354
AngloGold Ashanti, Ltd., ADR	77,918	882,811
Gold Fields, Ltd., Sponsored ADR	60,039	274,378
Harmony Gold Mining Co., Ltd., Sponsored ADR(a)	38,989	75,639
Impala Platinum Holdings, Ltd. (a)	39,295	218,007
Kumba Iron Ore, Ltd.	1,186	15,967
Sasol, Ltd.	24,099	973,643
Sibanye Gold, Ltd., Sponsored ADR	2,515	23,767
		2,624,566

21 | April 30, 2015

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	April 30, 2015 (Unaudited)
		Value
	Shares	(Note 2)
South Korea (0.04%)
POSCO, Sponsored ADR	2,859	$168,910

Spain (0.03%)
Acerinox SA	10,270	150,604

Sweden (0.33%)
Boliden AB	7,842	171,175
Holmen AB, B Shares	11,000	364,319
Lundin Petroleum AB (a)	16,470	266,813
SSAB AB, A Shares (a)	41,117	249,169
Svenska Cellulosa AB SCA, Class B	16,465	417,683
		1,469,159

Switzerland (0.45%)
Glencore PLC	28,003	133,360
Noble Corp. PLC	9,174	158,802
Syngenta AG	3,828	1,290,019
Transocean, Ltd.	8,890	167,310
Weatherford International, Ltd.(a)	20,498	298,246
		2,047,737

United Kingdom (0.86%)
Anglo American PLC	6,469	109,726
Antofagasta PLC	13,306	159,619
BG Group PLC	23,065	418,662
BHP Billiton PLC, ADR	3,227	155,864
BP PLC, Sponsored ADR	21,309	919,697
CNH Industrial N.V.	36,636	319,466
Fresnillo PLC	14,550	160,695
Kazakhmys PLC (a)	11,431	45,814
Lonmin PLC (a)	32,588	72,083
Rio Tinto PLC, Sponsored ADR	20,930	937,455
Severn Trent PLC	9,330	304,333
United Utilities Group PLC	16,752	249,686
		3,853,100

United States (17.87%)
AGCO Corp.	63,210	3,255,947
Allegheny Technologies, Inc.	5,767	196,020
Allied Nevada Gold Corp.(a)	28,885	4,330
American States Water Co.	5,263	202,047
American Vanguard Corp.	9,167	100,012
American Water Works Co., Inc.	3,695	201,451
The Andersons, Inc.	6,430	274,497
Apache Corp.	4,465	305,406
Aqua America, Inc.	14,536	389,856
Archer‐Daniels‐Midland Co.	13,777	673,420
Baker Hughes, Inc.	3,155	215,991
Calgon Carbon Corp.	5,034	111,704
California Resources Corp.	5,559	51,699
California Water Service Group	7,154	170,766
Cal‐Maine Foods, Inc.	13,156	588,205
Cameron International Corp.(a)	12,267	672,477
Carpenter Technology Corp.	5,307	229,528
Carrizo Oil & Gas, Inc. (a)	1,829	101,930

		Value
	Shares	(Note 2)
United States (continued)
Century Aluminum Co. (a)	6,417	$82,715
CF Industries Holdings, Inc.	15,453	4,442,274
Chesapeake Energy Corp.	17,429	274,855
Chevron Corp.	8,502	944,232
Cimarex Energy Co.	3,872	481,677
Civeo Corp.	14,255	66,571
Cliffs Natural Resources, Inc.	7,741	45,982
Coeur Mining, Inc.(a)	22,697	118,478
Commercial Metals Co.	24,641	409,041
ConocoPhillips	1,680	114,106
Continental Resources, Inc.(a)	27,814	1,463,851
Core Laboratories N.V.	7,491	983,418
CST Brands, Inc.	2,472	103,107
CVR Energy, Inc.	12,494	500,260
Darling Ingredients, Inc. (a)	11,542	157,664
Deere & Co.	12,525	1,133,763
Delek US Holdings, Inc.	3,432	126,709
Devon Energy Corp.	7,198	490,976
Diamond Offshore Drilling, Inc.	3,190	106,769
Dresser‐Rand Group, Inc.(a)	6,704	554,220
Dril‐Quip, Inc.(a)	13,390	1,067,451
Energen Corp.	7,526	535,625
Ensco PLC, Class A	9,480	258,614
EOG Resources, Inc.	4,853	480,204
EP Energy Corp., Class A (a)	25,747	380,283
EQT Corp.	3,493	314,160
Exxon Mobil Corp.	15,417	1,346,983
First Majestic Silver Corp.(a)	40,390	196,699
FMC Corp.	55,828	3,311,159
FMC Technologies, Inc.(a)	6,853	302,217
Freeport‐McMoRan, Inc.	6,163	143,413
Halliburton Co.	564	27,608
Harsco Corp.	21,983	353,487
Hecla Mining Co.	101,198	305,618
Helix Energy Solutions Group, Inc. (a)	33,598	553,695
Helmerich & Payne, Inc.	18,279	1,425,214
Hess Corp.	11,310	869,739
HollyFrontier Corp.	28,340	1,099,025
Hormel Foods Corp.	46,987	2,553,743
Ingredion, Inc.	9,393	745,804
Intrepid Potash, Inc. (a)	32,370	405,596
Joy Global, Inc.	29,912	1,275,448
Kaiser Aluminum Corp.	1,761	141,532
Kinder Morgan, Inc.	5,763	247,521
Lindsay Corp.	4,274	338,458
Marathon Oil Corp.	41,699	1,296,839
Marathon Petroleum Corp.	14,249	1,404,524
McEwen Mining, Inc.(a)	29,851	29,851
Monsanto Co.	41,591	4,739,710
The Mosaic Co.	91,935	4,045,140
Murphy Oil Corp.	7,071	336,650
National Oilwell Varco, Inc.	4,787	260,461
Newfield Exploration Co.(a)	8,554	335,659
Newmont Mining Corp.	84	2,225
Noble Energy, Inc.	4,222	214,140

22 | April 30, 2015

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	April 30, 2015 (Unaudited)
		Value
	Shares	(Note 2)
United States (continued)
NOW, Inc.(a)	1,643	$39,268
Nucor Corp.	7,634	372,997
Occidental Petroleum Corp.	12,166	974,497
Oceaneering International, Inc.	24,046	1,325,175
Oil States International, Inc. (a)	10,174	484,181
Paragon Offshore PLC	3,058	5,535
Patterson‐UTI Energy, Inc.	22,816	509,938
PBF Energy, Inc., Class A	20,977	595,327
Peabody Energy Corp.	7,370	34,860
Phillips 66	10,779	854,882
Pilgrim’s Pride Corp.	147,025	3,631,517
Pioneer Natural Resources Co.	2,078	359,037
Plum Creek Timber Co., Inc. REIT	4,614	194,711
Potash Corp. REIT	7,200	265,752
Rayonier Advanced Materials, Inc.	4,357	72,805
Rayonier, Inc. REIT	56,505	1,445,963
Reliance Steel & Aluminum Co.	16,902	1,093,897
Royal Gold, Inc.	2,115	136,481
RPC, Inc.	100,043	1,591,684
Sanderson Farms, Inc.	68,104	5,115,972
Schlumberger, Ltd.	10,293	973,821
Seventy Seven Energy, Inc.(a)	592	3,001
SM Energy Co.	11,797	683,872
Southern Copper Corp.	53,486	1,742,574
Southwestern Energy Co.(a)	12,696	355,869
Spectra Energy Corp.	5,869	218,620
Steel Dynamics, Inc.	17,923	396,636
Stillwater Mining Co. (a)	112	1,504
Superior Energy Services, Inc.	13,527	344,939
Tesoro Corp.	6,441	552,831
United States Steel Corp.	6,929	166,435
Valero Energy Corp.	17,574	999,961
Walter Energy, Inc.	68,768	34,886
Western Refining, Inc.	24,410	1,075,261
Weyerhaeuser Co. REIT	22,259	701,381
Whiting Petroleum Corp.(a)	2,961	112,252
The Williams Co., Inc.	7,776	398,053
World Fuel Services Corp.	8,104	449,772
Worthington Industries, Inc.	15,573	420,938
		80,427,534

TOTAL COMMON STOCKS (Cost $159,999,690)		151,083,961

MASTER LIMITED PARTNERSHIPS (0.43%)
United States (0.43%)
Buckeye Partners LP	977	79,704
CVR Partners LP	7,942	115,636
CVR Refining LP	24,412	525,834
Energy Transfer Partners LP	2,591	149,708
Enterprise Products Partners LP	10,676	365,653
Magellan Midstream Partners LP	2,054	171,509
MarkWest Energy Partners LP	1,427	96,265
Northern Tier Energy LP	4,983	126,369
Plains All American Pipeline LP	3,090	154,840

		Value
	Shares	(Note 2)
United States (continued)
Rentech Nitrogen Partners LP	7,631	$114,923
Williams Partners LP	1,242	61,355
		1,961,796

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $1,980,879)		1,961,796

	Principal	Value
	Amount	(Note 2)
COMMODITY‐LINKED NOTES (0.91%)
Bank of America Corp., Commodity‐Linked Note Linked to the Merrill Lynch Commodity Index eXtra J‐Series F3 Total Return Index, 0.000%, 2/9/16(c)	$4,100,000	$4,110,520

TOTAL COMMODITY‐LINKED NOTES (Cost $4,100,000)		4,110,520

GOVERNMENT BONDS (50.55%)
U.S. Treasury Bonds (50.55%)
United States Treasury Inflation Indexed Bonds
1.875%, 7/15/15	8,747,560	8,858,269
2.000%, 1/15/16	20,988,310	21,517,929
0.125%, 4/15/16(d)	78,679,760	79,675,531
2.500%, 7/15/16	2,149,885	2,259,564
0.875%, 11/30/16	25,000,000	25,164,050
2.375%, 1/15/17(d)	10,182,900	10,798,650
1.000%, 3/31/17	36,000,000	36,298,116
0.125%, 4/15/17(d)	14,982,415	15,307,818
2.625%, 7/15/17(d)	14,437,590	15,695,234
1.625%, 1/15/18	11,202,500	11,966,544
		227,541,705
TOTAL GOVERNMENT BONDS (Cost $227,967,038)		227,541,705

	Expiration	Exercise	Number of	Value
	Date	Price	Contracts	(Note 2)
PURCHASED OPTIONS (0.12%)
Purchased Call Options (0.11%)
WTI Crude Future:
	11/17/15	$80.00	500	$450,000
	11/17/15	100.00	225	40,500
				490,500
Total Purchased Call Options (Cost $1,373,465)				490,500

Purchased Put Options (0.01%)
WIT Crude Future:
	6/17/15	45.00	200	28,000

23 | April 30, 2015

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	April 30, 2015 (Unaudited)

	Expiration	Exercise	Number of	Value
	Date	Price	Contracts	(Note 2)
Purchased Put Options (continued)
SPDR® S&P 500® ETF Trust:
	6/19/15	$185.00	300	$14,400
Total Purchased Put Options (Cost $604,237)				42,400

TOTAL PURCHASED OPTIONS (Cost $1,977,702)				532,900

	7-Day		Value
	Yield	Shares	(Note 2)
SHORT TERM INVESTMENTS (6.42%)
Money Market Fund (6.42%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	0.00005%	28,903,172	$28,903,172
TOTAL SHORT TERM INVESTMENTS (Cost $28,903,172)			28,903,172

TOTAL INVESTMENTS (91.99%) (Cost $424,928,481)			$414,134,054

Other Assets In Excess Of Liabilities (8.01%)(e)			36,038,444
NET ASSETS ‐ 100.00%			$450,172,498

(a)	Non-Income Producing Security.
(b)
Security exempt from registration under rule 144A of the securities act of 1933. This Security may be ressold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2015, the market value of those securities was 238,119 representing 0.05% of the Fund’s net assets.

(c)	Floating or variable rate security. Interest rate disclosed is that which is in effect at April 30, 2015.
(d)	Security, or portion of security, is being held as collateral for total return swap contracts, futures contracts and written options aggregating a total market value of $30,362,478.
(e)	Includes cash which is being held as collateral for total return swap contracts, future contracts and written options in the amount of $17,405,125.

Common Abbreviations:
A/S - Aktieselskab is the Danish equivalent for the term Stock Company.
AB - Aktiebolag is the Swedish equivalent of the term corporation.
ADR - American Depositary Receipt.
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA - Allmennaksjeselskap is the Norwegian term for public limited company.
GDR - Global Depositary Receipt.
KK - Kabushiki Kaisha is the Japanese equivalent for the term Stock Company.
Ltd. - Limited.
LP - Limited Partnership.
N.V. - Naamloze vennootschap is the Dutch term for a public limited liability corporation.
OYJ - Osakeyhtio is the Finnish equivalent of a public limited company.
PLC - Public Limited Co.
REIT - Real Estate Investment Trust.
SA - Generally designated corporations in various countries, mostly those employing the civil law.
SAA - Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB de CV - A variable capital company.
SCA - Societe en commandite pe actiuni is the Romanian term for limited liability partnership.
SpA - Societa per Azione.

For Fund compliance purposes, the Fund’s industry and geographical classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.  This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.  Industries and regions are shown as a percent of net assets.

See Notes to Financial Statements.

24 | April 30, 2015

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	April 30, 2015 (Unaudited)

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value (Note 2)
Written Call Options
WTI Crude Future:
	11/17/15	$49.00	(100)	$(1,545,000)
	11/17/15	90.00	(500)	(180,000)
	11/17/15	100.00	(225)	(40,500)

TOTAL WRITTEN CALL OPTIONS
(Premiums received $1,688,514)				(1,765,500)
Written Put Options
WIT Crude Future	6/17/15	40.00	(200)	(10,000)
WTI Crude Future	11/17/15	70.00	(100)	(965,000)

TOTAL WRITTEN PUT OPTIONS
(Premiums received $502,729)				(975,000)

TOTAL WRITTEN OPTIONS
(Premiums received $2,191,243)				$(2,740,500)

FUTURES CONTRACTS

			Expiration	Value	Unrealized
Description	Position	Contracts	Date	(Note 2)	Appreciation
Brent Crude Future	Long	265	5/15/15	$17,696,700	$2,207,530
Platinum Future	Long	50	7/30/15	2,851,000	4,855
Silver Future	Long	25	7/30/15	2,019,125	24,077
Soybean Meal Future	Long	50	7/15/15	1,580,500	8,920
Sugar #11 (World)	Long	140	7/01/15	2,066,624	30,719
Wheat Future	Long	40	7/15/15	94,800,000	1,946
				$27,161,949	$2,278,047

			Expiration	Value	Unrealized
Description	Position	Contracts	Date	(Note 2)	Depreciation
Copper Future	Short	(34)	7/30/15	$(2,453,525)	$(101,147)
Copper Future	Short	(20)	9/29/15	(1,443,000)	(81,167)
Gold 100 Oz Future	Long	8	6/27/15	945,920	(2,587)
WTI Crude Future	Short	(177)	5/19/15	(10,554,510)	(1,132,330)
WTI Crude Future	Short	(67)	6/20/15	(4,067,570)	(257,338)
				$(17,572,685)	$(1,574,569)

See Notes to Financial Statements.

25 | April 30, 2015

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund
Consolidated Statement of Investments	April 30, 2015 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a)
		Notional	Floating Rate/Fixed	Termination	Unrealized
Swap Counterparty	Reference Obligation	Dollars	Amount Paid by Fund	Date	Appreciation
UBS	CRB 3m Fwd TR Index*	$21,463,836	USB3MTA + 40 bps**	11/30/15	$1,476,481
Citigroup	CRB 3m Fwd TR Index*	62,718,936	USB3MTA + 27 bps**	09/18/15	4,314,389
Societe Generale	CRB 3m Fwd TR Index*	104,482,226	USB3MTA + 35 bps**	11/30/15	7,187,255
Bank of America - Merrill Lynch	CRB 3m Fwd TR Index*	59,654,338	USB3MTA + 35 bps**	06/30/15	4,103,577
Bank of America - Merrill Lynch	LME Copper Future	3,418,200	N/A	05/20/15	392,100
Bank of America - Merrill Lynch	ML Aluminum GA6	4,479,410	USB3MTA + 10 bps**	06/30/15	320,435
Bank of America - Merrill Lynch	ML eXtra Copper GA6	4,577,066	USB3MTA + 10 bps**	06/30/15	247,285
Bank of America - Merrill Lynch	ML eXtra Coffee GA6	3,276,510	USB3MTA + 10 bps**	06/30/15	21,822
					$18,063,344

			Floating Rate/Fixed
		Notional	Amount Received by	Termination	Unrealized
Swap Counterparty	Reference Obligation	Dollars	Fund	Date	Appreciation
Bank of America - Merrill Lynch	MLCS Silver J- F3	$(532,405)	USB3MTA**	06/30/15	$15,410
					$15,410
				Total Appreciation	$18,078,754

		Notional	Floating Rate/Fixed	Termination	Unrealized
Swap Counterparty	Reference Obligation	Dollars	Amount Paid by Fund	Date	Depreciation
Bank of America - Merrill Lynch	ML eXtra Silver GA6	$535,217	USB3MTA + 10 bps**	06/30/15	$(15,135)
					$(15,135)

			Floating Rate/Fixed
		Notional	Amount Received by	Termination	Unrealized
Swap Counterparty	Reference Obligation	Dollars	Fund	Date	Depreciation
Bank of America - Merrill Lynch	MLCS Copper J- F3	$(4,576,811)	USB3MTA**	06/30/15	$(239,581)
Bank of America - Merrill Lynch	MLCS Coffee J- F3	(3,172,804)	USB3MTA**	06/30/15	(22,869)
Bank of America - Merrill Lynch	MLCX Aluminum J- F3	(4,408,245)	USB3MTA**	06/30/15	(322,123)
					$(584,573)
				Total Depreciation	$(599,708)

(a)
The Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the fund

*	CRB - Commodity Research Bureau
**	United States Auction Results 3 Month Treasury Bill High Discount

See Notes to Financial Statements.

26 | April 30, 2015

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund
Consolidated Statement of Assets and Liabilities	April 30, 2015 (Unaudited)

ASSETS
Investments, at value	$414,134,054
Foreign currency, at value (Cost $6,149)	6,141
Unrealized appreciation on total return swap contracts	18,078,754
Receivable for investments sold	644,663
Receivable for shares sold	785,993
Receivable for variation margin	2,278,047
Cash collateral pledged for written options (Note 3)	1,075,064
Cash collateral pledged for futures contracts (Note 3)	12,768,361
Cash collateral pledged for total return swap contracts (Note 3)	3,561,700
Receivable from broker for futures contracts	2,560,591
Dividends and interest receivable	857,913
Prepaid expenses and other assets	15,298
Total Assets	456,766,579
LIABILITIES
Written options, at value (premiums received $2,191,243)	2,740,500
Payable for variation margin	1,574,569
Payable due to broker for total return swap contracts	74,495
Payable for shares redeemed	799,780
Payable due to custodian - overdraft	356,844
Unrealized depreciation on total return swap contracts	599,708
Investment advisory fees payable	310,088
Administration and transferagency fees payable	56,292
Distribution and services fees payable	26,640
Trustees’ fees and expenses payable	117
Professional fees payable	31,319
Accrued expenses and other liabilities	23,729
Total Liabilities	6,594,081
NET ASSETS	$450,172,498
NET ASSETS CONSIST OF
Paid- in capital	$529,810,010
Accumulated net investment loss	(4,459,788)
Accumulated net realized loss on investments, written options, futures contracts, total return swap contracts and foreign currency transactions	(82,036,197)
Net unrealized appreciation on investments, written options, futures contracts, total return swap contracts and translation of assets and liabilitiesdenominated in foreign currencies	6,858,473
NET ASSETS	$450,172,498
INVESTMENTS, AT COST	$424,928,481
See Notes to Financial Statements.

27 | April 30, 2015

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund
Consolidated Statement of Assets and Liabilities	April 30, 2015 (Unaudited)

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$8.50
Net Assets	$37,979,140
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,466,754
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$8.99
Class C:
Net Asset Value, offering and redemption price per share(a)	$8.33
Net Assets	$9,352,239
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,123,173
Class I:
Net Asset Value, offering and redemption price per share	$8.48
Net Assets	$402,841,119
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	47,486,145

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

28 | April 30, 2015

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund
Consolidated Statement of Operations	For the Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME
Dividends	$1,687,737
Foreign taxes withheld on dividends	(96,048)
Interest and other income, net of premium amortization and accretion of discount	(3,549,187)
Total Investment Income	(1,957,498)

EXPENSES
Investment advisory fees	1,720,765
Administrative fees	239,897
Transfer agency fees	52,043
Distribution and service fees
Class A	72,416
Class C	49,429
Professional fees	36,890
Networking fees
Class I	142,590
Reports to shareholders and printing fees	23,538
State registration fees	30,723
SEC registration fees	112
Insurance fees	2,794
Custody fees	21,467
Trustees’ fees and expenses	10,936
Repayment of previously waived fees
Class I	14,914
Miscellaneous expenses	11,013
Total Expenses	2,429,527
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(2,108)
Class C	(527)
Net Expenses	2,426,892
Net Investment Loss	(4,384,390)
Net realized loss on investments	(8,217,512)
Net realized gain on written options	867,361
Net realized loss on futures contracts	(1,771,373)
Net realized loss on total return swap contracts	(62,311,991)
Net realized loss on foreign currency transactions	(1,014,330)
Net change in unrealized appreciation on investments	5,420,041
Net change in unrealized depreciation on written options	(796,778)
Net change in unrealized appreciation on futures contracts	1,860,901
Net change in unrealized appreciation on total return swap contracts	23,561,010
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	25,551
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(42,377,120)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(46,761,510)
See Notes to Financial Statements.

29 | April 30, 2015

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund
Consolidated Statements of Changes in Net Assets

	For the Six Months	For the Fiscal Period
	Ended April 30, 2015	Ended October 31,
	(Unaudited)	2014(a)
OPERATIONS
Net investment loss	$(4,384,390)	$(225,381)
Net realized loss on investments, written options, futures contracts, total return swap contracts and foreign currency transactions	(72,447,845)	(21,185,447)
Net change in unrealized appreciation/(depreciation) on investments, written options, futures contracts, total return swap contracts and translation of assets and liabilities denominated in foreign currencies	30,070,725	(36,830,011)
Net Decrease in Net Assets Resulting from Operations	(46,761,510)	(58,240,840)

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class I	(1,912,471)	–
Net Decrease in Net Assets from Distributions	(1,912,471)	–

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	11,338,982	21,322,142
Class C	1,562,618	3,307,759
Class I	205,989,998	225,598,695
Dividends reinvested
Class I	1,791,360	–
Shares redeemed, net of redemption fees
Class A	(9,017,537)	(86,135,268)
Class C	(3,357,267)	(3,037,985)
Class I	(155,584,649)	(49,542,035)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	52,723,505	111,513,308

Net increase in net assets	4,049,524	53,272,468

NET ASSETS
Beginning of period	446,122,974	392,850,506
End of period *	$450,172,498	$446,122,974
*Including accumulated net investment income/(loss) of:	$(4,459,788)	$1,837,073

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

30 | April 30, 2015

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund – Class A
Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

									For the
	For the Six		For the						Period
	Months		Fiscal						June 29,
	Ended		Period		For the Year	For the Year		For the Year	2010
	April 30,		Ended		Ended	Ended		Ended	(Inception)
	2015		October 31,		April 30,	April 30,		April 30,	to April 30,
	(Unaudited)(a)		2014(a)(b)		2014(a)	2013(a)(c)		2012(a)	2011(a)
Net asset value, beginning of period	$9.56		$10.87		$10.40	$11.18		$14.28	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.10)		0.00	(e)	(0.06)	(0.03)		0.04	0.12
Net realized and unrealized gain/(loss)	(0.96)		(1.31)		0.53	(0.69)		(2.29)	4.87
Total from investment operations	(1.06)		(1.31)		0.47	(0.72)		(2.25)	4.99

DISTRIBUTIONS:
From net investment income	–		–		–	–		(0.83)	(0.71)
From net realized gains	–		–		–	–		(0.02)	–
Tax return of capital	–		–		–	(0.06)		–	–
Total distributions	–		–		–	(0.06)		(0.85)	(0.71)

REDEMPTION FEES ADDED TO PAID- IN CAPITAL (NOTE 6)	0.00	(e)	0.00	(e)	0.00 (e)	0.00	(e)	0.00 (e)	0.00	(e)
Net increase/(decrease) in net asset value	(1.06)		(1.31)		0.47	(0.78)		(3.10)	4.28
Net asset value, end of period	$8.50		$9.56		$10.87	$10.40		$11.18	$14.28
TOTAL RETURN(f)	(11.09)%		(12.05)%		4.52%	(6.44)%		(15.77)%	51.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$37,979		$39,971		$112,562	$104,234		$85,805	$37,060
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.46	%(g)	1.46	%(g)	1.50%	1.50%		1.64%	2.59	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.45	%(g)	1.45	%(g)	1.45%	1.40	%(h)	1.45%	1.45	%(g)
Ratio of net investment income/(loss) to average net assets	(2.46	)%(g)	0.09	%(g)	(0.60)%	(0.30)%		0.36%	1.08	%(g)
Portfolio turnover rate(i)	29%		12%		28%	117%		264%	59%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)
According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended April 30, 2013, for the prior fiscal year in the amount of 0.05% of average net assets of Class A shares.

(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

31 | April 30, 2015

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund – Class C
Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

								For the
	For the Six		For the					Period
	Months		Fiscal					June 29,
	Ended		Period		For the Year	For the Year	For the Year	2010
	April 30,		Ended		Ended	Ended	Ended	(Inception)
	2015		October 31,		April 30,	April 30,	April 30,	to April 30,
	(Unaudited)(a)		2014(a)(b)		2014(a)	2013(a)(c)	2012(a)	2011(a)
Net asset value, beginning of period	$9.39		$10.71		$10.31	$11.15	$14.19	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.13)		(0.04)		(0.12)	(0.10)	(0.05)	0.08
Net realized and unrealized gain/(loss)	(0.93)		(1.28)		0.52	(0.69)	(2.26)	4.87
Total from investment operations	(1.06)		(1.32)		0.40	(0.79)	(2.31)	4.95

DISTRIBUTIONS:
From net investment income	–		–		–	–	(0.71)	(0.76)
From net realized gains	–		–		–	–	(0.02)	–
Tax return of capital	–		–		–	(0.05)	–	–
Total distributions	–		–		–	(0.05)	(0.73)	(0.76)

REDEMPTION FEES ADDED TO PAID- IN CAPITAL (NOTE 6)	0.00	(e)	0.00	(e)	0.00 (e)	0.00 (e)	0.00 (e)	0.00	(e)
Net increase/(decrease) in net asset value	(1.06)		(1.32)		0.40	(0.84)	(3.04)	4.19
Net asset value, end of period	$8.33		$9.39		$10.71	$10.31	$11.15	$14.19
TOTAL RETURN(f)	(11.29)%		(12.32)%		3.88%	(7.10)%	(16.26)%	50.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$9,352		$12,534		$13,996	$19,444	$18,095	$7,352
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.06	%(g)	2.07	%(g)	2.10%	2.14%	2.24%	4.00	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.05	%(g)	2.05	%(g)	2.05%	2.05%	2.05%	2.05	%(g)
Ratio of net investment income/(loss) to average net assets	(3.03	)%(g)	(0.82	)%(g)	(1.16)%	(0.92)%	(0.42)%	0.72	%(g)
Portfolio turnover rate(h)	29%		12%		28%	117%	264%	59%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

32 | April 30, 2015

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund – Class I
Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

									For the
	For the Six		For the						Period
	Months		Fiscal						June 29,
	Ended		Period		For the Year	For the Year		For the Year	2010
	April 30,		Ended		Ended	Ended		Ended	(Inception)
	2015		October 31,		April 30,	April 30,		April 30,	to April 30,
	(Unaudited)(a)		2014(a)(b)		2014(a)	2013(a)(c)		2012(a)	2011(a)
Net asset value, beginning of period	$9.57		$10.87		$10.37	$11.12		$14.25	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.09)		(0.01)		(0.03)	(0.00	)(e)	0.10	0.13
Net realized and unrealized gain/(loss)	(0.95)		(1.29)		0.53	(0.69)		(2.32)	4.89
Total from investment operations	(1.04)		(1.30)		0.50	(0.69)		(2.22)	5.02

DISTRIBUTIONS:
From net investment income	(0.05)		–		–	–		(0.89)	(0.77)
From net realized gains	–		–		–	–		(0.02)	–
Tax return of capital	–		–		–	(0.06)		–	–
Total distributions	(0.05)		–		–	(0.06)		(0.91)	(0.77)

REDEMPTION FEES ADDED TO PAID- IN CAPITAL (NOTE 6)	0.00	(e)	0.00	(e)	0.00 (e)	0.00	(e)	0.00 (e)	0.00	(e)
Net increase/(decrease) in net asset value	(1.09)		(1.30)		0.50	(0.75)		(3.13)	4.25
Net asset value, end of period	$8.48		$9.57		$10.87	$10.37		$11.12	$14.25
TOTAL RETURN(f)	(10.91)%		(11.96)%		4.82%	(6.16)%		(15.53)%	51.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$402,841		$393,618		$266,293	$187,146		$83,497	$73,630
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.15	%(g)	1.16	%(g)	1.16%	1.17%		1.33%	2.04	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(g)	1.15	%(g)	1.15%	1.15%		1.15%	1.15	%(g)
Ratio of net investment income/(loss) to average net assets	(2.11	)%(g)	(0.12	)%(g)	(0.26)%	(0.02)%		0.82%	1.19	%(g)
Portfolio turnover rate(h)	29%		12%		28%	117%		264%	59%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

33 | April 30, 2015

ALPS | Kotak India Growth Fund
Management Commentary	April 30, 2015 (Unaudited)

Performance
ALPS | Kotak India Growth Fund (the “Fund”) was launched on February 14, 2011. During the 6 month period ended April 30, 2015 (hereinafter also referred to as “the period”), the Fund’s Class A Shares, INDAX, delivered a total return of 0.45% at Net Asset Value (NAV), Class C, INFCX, delivered 0.03% at NAV, and Class I, INDIX, delivered 0.71%. The fund outperformed the benchmark CNX 500 Index (“CNX 500”) which returned -2.31% during the period without taking into account sales charges for Class A and C Shares.

The period saw consolidation of the equity markets after a sharp rise in the previous six months post the landslide victory of the Mr. Narendra Modi’s Bharatiya Janata Party (BJP) led National Democratic Alliance (NDA).

The period also saw a significant collapse of commodity prices, particularly oil. India being a large oil importer is seeing positive impact of this fall on its trade deficit, inflation and currency.

After reaching its all-time high, the equity markets have consolidated in recent months. The new government under Mr. Narendra Modi has a pro-development and pro-reform agenda. The economy in the previous few years had seen worries emerging on multiple fronts. A general slowdown in the economy led by weak investment cycle, rising inflation and widening current account deficit impacting the currency, and high subsidies particularly oil subsidies had led to deterioration of the fiscal deficit. The mandate for Mr. Modi has been for change and reviving the economic growth.

In the first year of its five year mandate, the government has embarked many changes. One of the big priorities of the new government is to make India a preferred destination for investments. Manufacturing, under the mantra of “Make in India” is a key agenda. As part of this agenda, there are many policy changes that have already been put in place or are under various stages of implementation. Investment levels in many restricted sectors have been further liberalized. Foreign investment limit in insurance has been increased from 26% to 49%, in defense to 49%, up to 100% in many areas of railways. In addition, there has been big focus on improving efficiencies and speeding up the clearance mechanism for investments. Many projects which have seen inordinate delays on the backs of regulatory bottlenecks like environment clearance have seen significant progress. In addition, there has been a beginning in easing up the tight labour regulations. In all, an all-round effort towards “ease of doing business” in India is being embarked upon. Towards this effort significant tax changes are underway. India is moving towards a uniform Goods and Services Tax (GST) regime. While the legislation is yet to be cleared, the government is targeting to implement Uniform GST by 1 April, 2016. This in addition to improving the tax net and thus improving tax to GDP (Gross Domestic Product) will go a long way in making India a homogenous economy where movement of goods and services will be eased thus improving investment climate.

In addition, there was a big change in the coal mining industry and a new legislation is in place which allows for the first time commercial mining of coal by the private sector. A new minerals bill now mandates auction of key minerals thus improving transparency and efficiency in this core segment of the economy.

The government has also started a big push towards reducing the subsidies and targeting them better. Diesel fuel has been deregulated and government has started direct benefit transfer on cooking gas subsidy. With this reduction in subsidy, the government is spending more towards infrastructure build. Budgetary support towards roads is 2.5X of last fiscal and towards railways is 1.5x of last fiscal.

In addition to these changes, though politically sensitive, a major legislation of land acquisition is being pursued. This in our view can remove a big bottleneck in the investment cycle revival and infrastructure development. In all a comprehensives set of reforms and policy measures have been taken or are under consideration to revive the investment cycle and improve the overall economy.

During the period we also saw meaningful improvement in other macro factors namely inflation and current account deficit, both benefitting from the fall in the commodity price. Consumer inflation (the Consumer Price Index) has been around 5% and wholesale inflation (the Wholesale Price Index) is now trending in negative territory with April API at -2.65%. With inflation now trending lower than the central bank (the Reserve Bank of India, or “RBI”) trajectory, the RBI has had two 25 basis point (“bps”) rate cuts in the 2015 calendar year so far.

While the political change and the macro improvement have been positive, economic growth is yet to pick up thus far. Corporate earnings have also been sluggish in the past two quarters. Some part of the weakness is clearly attributable to lack of earnings for the commodity producers but overall we have seen weak revenue growth leading to disappointing profit growth. While commodity price decline has hurt the profits of commodity producers, we see a meaningful margin benefit to accrue to sectors like autos and auto ancillaries, consumers both durables and staples, and capital good. The interest rate cycle change also bodes well for corporate earnings in coming quarters. However, the key to corporate earnings remains an uptick in overall economy and that we see only from second half of the current fiscal.

One of the prime reasons for the weaker than expected economic growth in the last few months has been a lack of government spending to rein in the fiscal deficit for year ending Mar 2015 to 4.1% of GDP. We see this changing from here on. Budgetary allocation in Finance bill 2015-16 has seen meaningful allocation increases to government spending in segments like roads and railways in particular. We expect heightened activity in these segments from here on and this could well prove to be the required trigger to kick-start the economic uptick and the investment cycle. Two other areas where large scale investment is potentially visible but the impact will be felt more in the medium term are Defense and Nuclear Energy.

34 | April 30, 2015

ALPS | Kotak India Growth Fund
Management Commentary	April 30, 2015 (Unaudited)

During Mr. Modi’s recent trips, India has recently signed up for arrangements on nuclear fuel from Australia and Canada increasing visibility of large scale nuclear power investments in India. However, private investment still remains weak. In our view, public spending will lead the investment cycle and private investment will follow towards the second half of the current fiscal.

Portfolio Composition
The portfolio continues to be positioned in a way as to benefit from a revival in the economy and improving macroeconomic tailwinds from the four broad investment themes in India – consumption led by favorable demographics, financial services, infrastructure and outsourcing. The fund mandate is flexible to invest across the spectrum of market capitalizations in order to take advantage of any opportunistic mispricing arising from market conditions, valuation differential, earnings growth or liquidity flows.

For the six month period ending April 30, 2015, Cement & Cement Products (650 basis points “bps”), Paints (130 bps) and Construction (130 bps) are the largest over weights compared to benchmark, while Oil & Gas (360bps), Utilities (233bps), Telecom (157 bps) are the largest underweights in the portfolio as against the benchmark. In terms of market capitalization focus, as of 30 April, 2015, the fund is invested 71.44% in large caps, 20.96% in midcaps and 5.48% in small caps. Over the last 12 months, exposure to midcap and small cap companies has remained in the range of 23%-27% of the fund.

Outlook
In the last six months, there has been a recalibration of expectations from the Modi government. One year after, while there is an all-round effort to kick start the economy and also to curb corruption, things could have done a faster pace. Exuberance has given way to guarded optimism. While we are confident that key legislation, the GST and Land acquisition bills, will be passed in the next session of the parliament, these are facing some political headwinds. On the back of slow economic uptick, the last two quarter earnings as earlier highlighted has also been muted and as a result Indian equity markets though at times volatile have consolidated in the period.

After this period of consolidation, markets are trading at around 16.5X one year forward Price to Earnings (PE) and 14.2X year ending March 2017. Our bottom up estimates suggests a higher teen earnings growth over the next 12-24 months and is in sync with our top down view of economic growth picking up from here on. Indian economy is poised to be amongst the fastest growing economy in the world and with corporate earnings at a cusp of uptick, Indian equity markets after this period of consolidation is now at a reasonable valuation. The benefit of the changes put in place by the new government and the overall benefit of soft commodity prices to the economy and the consumer will start showing through in the economy from here. Further with inflation likely to remain benign, we see room for accommodative monetary policy. Though there are some risks in the near term, namely, sharp uptick in oil prices, weak monsoon and its impact on both food inflation and rural economy, possible reversal of global equity flows as and when the US interest rate cycle turns and weak corporate earnings. However, one should use this phase of consolidation in the market to increase exposure in Indian equities.

Nitin Jain – Portfolio Manager

Important Notice
Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Basis Point – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor Kotak Mahindra (UK) Limited accepts any liability for losses either direct or consequential caused by the use of this information.

35 | April 30, 2015

ALPS | Kotak India Growth Fund
Performance Update	April 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2015)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2015)

	6 Month	1 Year	3 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	0.45%	32.73%	17.28%	6.96%	5.02%	2.00%
Class A (MOP)	-5.08%	25.45%	15.08%	5.53%
Class C (NAV)	0.03%	31.88%	16.49%	6.23%	5.57%	2.60%
Class C (CDSC)	-0.93%	30.88%	16.49%	6.23%
Class I	0.71%	33.31%	17.72%	7.33%	4.49%	1.60%
CNX 500 Index[1]	-2.31%	23.30%	11.93%	3.97%
MSCI India Index Total Return[2]	-5.88%	14.06%	8.91%	1.63%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-256-8445.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

36 | April 30, 2015

ALPS | Kotak India Growth Fund
Performance Update	April 30, 2015 (Unaudited)

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested. Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the funds original investment.

[1]	CNX 500 Index - India’s first broad based benchmark of the Indian capital market. The CNX 500 companies are disaggregated into 72 industry indices. Industry weightages in the index reflect the industry weightages in the market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	MSCI India Index - designed to measure the performance of the large and mid cap segments of the Indian market. With 64 constituents, the index covers approximately 85% of the Indian equity universe.
^	Fund inception date of February 14, 2011.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 29, 2016. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in India involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to economic, market, political and local risks of the region than a fund that is more geographically diversified. Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Top Ten Holdings (as a % of Net Assets) †

Infosys, Ltd.	4.78%
Axis Bank, Ltd.	4.52%
ICICI Bank, Ltd.	4.32%
HDFC Bank, Ltd.	4.30%
Tata Consultancy Services, Ltd.	4.14%
ITC, Ltd.	4.03%
Larsen & Toubro, Ltd.	3.35%
Housing Development Finance Corp.	3.19%
State Bank of India	2.89%
Sun Pharmaceutical Industries, Ltd.	2.88%
Top Ten Holdings	38.40%

†	Holdings are subject to change. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

37 | April 30, 2015

ALPS | Kotak India Growth Fund
Consolidated Statement of Investments	April 30, 2015 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCKS (97.71%)
Consumer Discretionary (10.58%)
Auto Components (2.83%)
Motherson Sumi Systems, Ltd.	32,000	$253,292
MRF, Ltd.	415	239,259
		492,551

Automobiles (6.20%)
Maruti Suzuki India, Ltd.	6,974	408,703
Tata Motors, Ltd., Class A	91,894	449,030
TVS Motor Co., Ltd.	59,900	221,764
		1,079,497

Media (1.55%)
Dish TV India, Ltd.(a)	229,000	270,942

TOTAL CONSUMER DISCRETIONARY		1,842,990

Consumer Staples (9.83%)
Beverages (2.64%)
United Breweries, Ltd.	13,300	194,799
United Spirits, Ltd.(a)	5,050	264,595
		459,394

Food Products (2.34%)
Britannia Industries, Ltd.	10,000	345,553
Nestle India, Ltd.	600	62,018
		407,571

Household Products (0.82%)
Jyothy Laboratories, Ltd.	36,500	142,629

Tobacco (4.03%)
ITC, Ltd.	138,500	701,915

TOTAL CONSUMER STAPLES		1,711,509

Energy (3.46%)
Oil, Gas & Consumable Fuels (3.46%)
Hindustan Petroleum Corp., Ltd.	29,700	291,837
Reliance Industries, Ltd.	22,959	311,386
		603,223

TOTAL ENERGY		603,223

Financials (30.36%)
Commercial Banks (21.57%)
Axis Bank, Ltd.	88,264	787,913
Bank of Baroda	93,240	247,721
HDFC Bank, Ltd.	48,033	748,188
ICICI Bank, Ltd.	144,000	752,306
IndusInd Bank, Ltd.	26,547	344,004

		Value
	Shares	(Note 2)
Commercial Banks (continued)
State Bank of India	118,640	$502,873
Yes Bank, Ltd.	28,400	374,625
		3,757,630

Consumer Finance (2.27%)
Shriram Transport Finance Co., Ltd.	14,000	213,665
SKS Microfinance, Ltd.(a)	24,500	181,036
		394,701

Diversified Financial Services (0.94%)
Multi Commodity Exchange of
India, Ltd.	10,000	164,327

Insurance (1.21%)
MAX India, Ltd.	31,300	210,788

Real Estate Management & Development (1.18%)
The Phoenix Mills, Ltd.	36,000	206,455

Thrifts & Mortgage Finance (3.19%)
Housing Development Finance Corp.	30,200	555,472

TOTAL FINANCIALS		5,289,373

Health Care (7.24%)
Pharmaceuticals (7.24%)
Cadila Healthcare, Ltd.	7,100	190,235
Cipla, Ltd.	25,220	252,066
Lupin, Ltd.	11,400	317,693
Sun Pharmaceutical Industries, Ltd.	34,000	501,829
		1,261,823

TOTAL HEALTH CARE		1,261,823

Industrials (10.64%)
Construction & Engineering (4.65%)
Larsen & Toubro, Ltd.	22,799	583,954
MBL Infrastructures, Ltd.	25,200	226,125
		810,079

Electrical Equipment (3.41%)
Amara Raja Batteries, Ltd.	18,540	231,561
Crompton Greaves, Ltd.	60,000	158,895
Finolex Cables, Ltd.	48,200	203,514
		593,970

Machinery (1.66%)
Thermax, Ltd.	9,300	143,589

38 | April 30, 2015

ALPS | Kotak India Growth Fund
Consolidated Statement of Investments	April 30, 2015 (Unaudited)

		Value
	Shares	(Note 2)
Machinery (continued)
Timken India, Ltd.	15,663	$145,883
		289,472

Transportation Infrastructure (0.92%)
IL&FS Transportation Networks, Ltd.	60,343	159,878

TOTAL INDUSTRIALS		1,853,399

Information Technology (12.23%)
IT Services (12.23%)
HCL Technologies, Ltd.	20,900	289,750
Infosys, Ltd.	27,300	833,325
Tata Consultancy Services, Ltd.	18,598	721,403
Tech Mahindra, Ltd.	29,176	285,421
		2,129,899

TOTAL INFORMATION TECHNOLOGY		2,129,899

Materials (12.15%)
Chemicals (3.00%)
Akzo Nobel India, Ltd.	8,966	197,461
Berger Paints India, Ltd.	59,000	195,066
Coromandel International, Ltd.	6,257	22,574
Supreme Industries, Ltd.	10,035	107,886
		522,987

Construction Materials (9.15%)
ACC, Ltd.	10,960	246,980
Century Textiles & Industries, Ltd.	20,841	239,338
JK Cement, Ltd.	30,205	306,446
Orient Cement, Ltd.	59,974	160,220
The Ramco Cements, Ltd.	51,317	246,954
Shree Cement, Ltd.	1,147	183,646
Ultratech Cement, Ltd.	4,983	209,399
		1,592,983

TOTAL MATERIALS		2,115,970

Telecommunication Services (0.90%)
Diversified Telecommunication (0.90%)
Tata Communications, Ltd.	22,970	157,173

Wireless Telecommunication Services (0.00%)(b)
Bharti Airtel, Ltd.	50	300

TOTAL TELECOMMUNICATION SERVICES		157,473

		Value
	Shares	(Note 2)
Utilities (0.32%)
Independent Power and Renewable Energy Producers (0.32%)
PTC India, Ltd.	49,135	$55,864

TOTAL UTILITIES		55,864

TOTAL COMMON STOCKS (Cost $15,652,369)		17,021,523

TOTAL INVESTMENTS (97.71%) (Cost $15,652,369)		$17,021,523

Other Assets In Excess Of Liabilities (2.29%)		399,327

NET ASSETS (100.00%)		$17,420,850

(a)	Non-Income Producing Security. (b) Less than 0.005%.
(b)	Less than 0.005%.

Common Abbreviations:
Ltd. - Limited.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund  management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

39 | April 30, 2015

ALPS | Kotak India Growth Fund
Consolidated Statement of Assets and Liabilities	April 30, 2015 (Unaudited)

ASSETS
Investments, at value	$17,021,523
Foreign currency, at value (Cost $436,519)	435,078
Receivable for investments sold	5,156,178
Receivable for shares sold	112,495
Dividends receivable	1,545
Receivable due from advisor	3,016
Prepaid expenses and other assets	22,837
Total Assets	22,752,672
LIABILITIES
Payable for investments purchased	433
Payable for shares redeemed	2,653,096
Payable due to custodian - overdraft	2,570,899
Administration and transfer agency fees payable	25,538
Distribution and services fees payable	6,049
Trustees’ fees and expenses payable	2,031
Professional fees payable	39,967
Accrued expenses and other liabilities	33,809
Total Liabilities	5,331,822
NET ASSETS	$17,420,850
NET ASSETS CONSIST OF
Paid-in capital	$14,861,392
Accumulated net investment loss	(280,870)
Accumulated net realized gain on investments and foreign currency transactions	1,488,494
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,351,834
NET ASSETS	$17,420,850
INVESTMENTS, AT COST	$15,652,369

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$12.71
Net Assets	$6,245,997
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	491,434
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$13.45
Class C:
Net Asset Value, offering and redemption price per share(a)	$12.40
Net Assets	$1,902,504
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	153,390
Class I:
Net Asset Value, offering and redemption price per share	$12.88
Net Assets	$9,272,349
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	719,976

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

40 | April 30, 2015

ALPS | Kotak India Growth Fund
Consolidated Statement of Operations	For the Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME
Dividends	$13,260
Total Investment Income	13,260

EXPENSES
Investment advisory fees	121,486
Administrative fees	71,817
Transfer agency fees	610
Distribution and service fees
Class A	10,512
Class C	9,552
Professional fees	20,962
Reports to shareholders and printing fees	3,727
State registration fees	21,525
SEC registration fees	181
Insurance fees	1,483
Custody fees	40,501
Trustees’ fees and expenses	2,186
Miscellaneous expenses	12,389
Total Expenses	316,931
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(47,607)
Class C	(13,899)
Class I	(79,860)
Net Expenses	175,565
Net Investment Loss	(162,305)
Net realized gain on investments	1,775,684
Net realized loss on foreign currency transactions	(29,245)
Net change in unrealized depreciation on investments	(1,772,378)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(17,066)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(43,005)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(205,310)

See Notes to Financial Statements.

41 | April 30, 2015

ALPS | Kotak India Growth Fund
Consolidated Statements of Changes in Net Assets

	For the Six Months	For the Fiscal Period
	Ended April 30, 2015	Ended October 31,
	(Unaudited)	2014(a)
OPERATIONS
Net investment income/(loss)	$(162,305)	$15,803
Net realized gain on investments and foreign currency transactions	1,746,439	804,742
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(1,789,444)	2,192,910
Net Increase/(Decrease) in Net Assets Resulting from Operations	(205,310)	3,013,455

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(79,832)	–
Class C	(13,012)	–
Class I	(89,196)	–
Dividends to shareholders from net realized gains
Class A	(174,473)	–
Class C	(45,295)	–
Class I	(266,183)	–
Net Decrease in Net Assets from Distributions	(667,991)	–

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	2,804,365	2,894,035
Class C	892,705	545,448
Class I	4,279,090	6,266,320
Dividends reinvested
Class A	225,432	–
Class C	55,484	–
Class I	348,314	–
Shares redeemed, net of redemption fees
Class A	(2,085,423)	(3,972,790)
Class C	(473,969)	(211,571)
Class I	(3,739,477)	(577,957)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	2,306,521	4,943,485

Net increase in net assets	1,433,220	7,956,940

NET ASSETS
Beginning of period	15,987,630	8,030,690
End of period *	$17,420,850	$15,987,630
*Including accumulated net investment income/(loss) of:	$(280,870)	$63,475

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

42 | April 30, 2015

ALPS | Kotak India Growth Fund – Class A
Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

									For the
			For the						Period
	For the Six		Fiscal						February 14,
	Months		Period		For the Year		For the Year	For the Year	2011
	Ended April		Ended		Ended		Ended	Ended	(Inception)
	30, 2015		October 31,		April 30,		April 30,	April 30,	to April 30,
	(Unaudited)(a)		2014(a)(b)		2014(a)		2013(a)	2012(a)	2011(a)
Net asset value, beginning of period	$13.20		$9.99		$9.47		$8.22	$10.35	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.12)		0.01		(0.02)		(0.07)	(0.08)	(0.04)
Net realized and unrealized gain/(loss)	0.18		3.20		0.54		1.32	(2.04)	0.39
Total from investment operations	0.06		3.21		0.52		1.25	(2.12)	0.35

DISTRIBUTIONS:
From net investment income	(0.17)		–		–		–	–	–
From net realized gains	(0.38)		–		–		–	(0.01)	–
Total distributions	(0.55)		–		–		–	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(d)	0.00	(d)	0.00	(d)	0.00 (d)	0.00 (d)	0.00	(d)
Net increase/(decrease) in net asset value	(0.49)		3.21		0.52		1.25	(2.13)	0.35
Net asset value, end of period	$12.71		$13.20		$9.99		$9.47	$8.22	$10.35
TOTAL RETURN(e)	0.45%		32.13%		5.49%		15.21%	(20.44)%	3.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$6,246		$5,536		$5,211		$4,681	$2,404	$935
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.39	%(f)	4.92	%(f)	6.51%		7.99%	12.42%	69.96	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.92	%(f)(g)	1.90	%(f)(g)	1.88	%(g)	2.00%	2.00%	2.00	%(f)
Ratio of net investment income/(loss) to average net assets	(1.79	)%(f)	0.19	%(f)	(0.27)%		(0.82)%	(0.89)%	(1.82	)%(f)
Portfolio turnover rate(h)	41%		28%		65%		93%	114%	9%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended April 30, 2015, for the prior fiscal year in the amount of 0.08% (annualized) of average net assets of Class A shares, during the period ended October 31, 2014, for the prior fiscal year in the amount of 0.10% (annualized) of average net assets of Class A shares and during the year ended April 30, 2014, for the prior fiscal year in the amount of 0.12% of average net assets of Class A shares.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

43 | April 30, 2015

ALPS | Kotak India Growth Fund – Class C
Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

								For the
			For the					Period
	For the Six		Fiscal					February 14,
	Months		Period		For the Year	For the Year	For the Year	2011
	Ended April		Ended		Ended	Ended	Ended	(Inception)
	30, 2015		October 31,		April 30,	April 30,	April 30,	to April 30,
	(Unaudited)(a)		2014(a)(b)		2014(a)	2013(a)	2012(a)	2011(a)
Net asset value, beginning of period	$12.88		$9.77		$9.34	$8.15	$10.32	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(c)	(0.16)		(0.03)		(0.09)	(0.12)	(0.13)	(0.05)
Net realized and unrealized gain/(loss)	0.17		3.14		0.52	1.31	(2.03)	0.37
Total from investment operations	0.01		3.11		0.43	1.19	(2.16)	0.32

DISTRIBUTIONS:
From net investment income	(0.11)		–		–	–	–	–
From net realized gains	(0.38)		–		–	–	(0.01)	–
Total distributions	(0.49)		–		–	–	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		0.00	(d)	–	–	0.00 (d)	–
Net increase/(decrease) in net asset value	(0.48)		3.11		0.43	1.19	(2.17)	0.32
Net asset value, end of period	$12.40		$12.88		$9.77	$9.34	$8.15	$10.32
TOTAL RETURN(e)	0.03%		31.83%		4.60%	14.60%	(20.97)%	3.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,903		$1,497		$875	$924	$435	$466
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.06	%(f)	5.57	%(f)	7.26%	8.54%	13.39%	69.64	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.60	%(f)	2.60	%(f)	2.60%	2.60%	2.60%	2.60	%(f)
Ratio of net investment loss to average net assets	(2.46	)%(f)	(0.50	)%(f)	(1.00)%	(1.42)%	(1.49)%	(2.42	)%(f)
Portfolio turnover rate(g)	41%		28%		65%	93%	114%	9%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

44 | April 30, 2015

ALPS | Kotak India Growth Fund – Class I
Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

									For the
			For the						Period
	For the Six		Fiscal						February 14,
	Months		Period		For the Year		For the Year	For the Year	2011
	Ended April		Ended		Ended		Ended	Ended	(Inception)
	30, 2015		October 31,		April 30,		April 30,	April 30,	to April 30,
	(Unaudited)(a)		2014(a)(b)		2014(a)		2013(a)	2012(a)	2011(a)
Net asset value, beginning of period	$13.29		$10.04		$9.55		$8.25	$10.34	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.10)		0.03		0.00	(d)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain/(loss)	0.19		3.22		0.54		1.34	(2.04)	0.37
Total from investment operations	0.09		3.25		0.54		1.30	(2.08)	0.34

DISTRIBUTIONS:
From net investment income	(0.13)		–		(0.05)		–	–	–
From net realized gains	(0.38)		–		–		–	(0.01)	–
Total distributions	(0.51)		–		(0.05)		–	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.01		0.00	(d)	–		0.00 (d)	0.00 (d)	–
Net increase/(decrease) in net asset value	(0.41)		3.25		0.49		1.30	(2.09)	0.34
Net asset value, end of period	$12.88		$13.29		$10.04		$9.55	$8.25	$10.34
TOTAL RETURN(e)	0.71%		32.37%		5.70%		15.76%	(20.23)%	3.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$9,272		$8,955		$1,945		$2,149	$1,609	$568
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.05	%(f)	4.49	%(f)	6.28%		7.65%	12.05%	96.67	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.60	%(f)	1.60	%(f)	1.60%		1.60%	1.60%	1.60	%(f)
Ratio of net investment income/(loss) to average net assets	(1.46	)%(f)	0.50	%(f)	0.00	%(g)	(0.42)%	(0.49)%	(1.36	)%(f)
Portfolio turnover rate(h)	41%		28%		65%		93%	114%	9%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Annualized.
(g)	Less than 0.005%
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

45 | April 30, 2015

ALPS | Red Rocks Listed Private Equity Fund
Management Commentary	April 30, 2015 (Unaudited)

Overview

The Return of Volatility
During the latter part of 2014, the capital markets and private equity world were relatively steady with little drama being reflected in prices. Since that time things have gotten more interesting: the US Dollar which had been strengthening in early 2014 accelerated and got even stronger versus most major currencies; global interest rates continued their downward trend with some countries now posting negative returns (government bonds in Denmark, Sweden, Switzerland, France, and Germany all have negative effective rates*); the US equity markets continued their upward price trend; most global equity markets improved, if only slightly; commodity prices softened; and energy (in particular crude oil) prices collapsed. While several of these are correlated, one of the common observations has been volatility returning with a capital V.

Private equity has been affected in a number of ways: while EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) multiples continue to rise and earnings continue to improve, volatility in the capital markets has not had an adverse impact on the pricing of Listed Private Equity (LPE) vehicles. The pricing of LPE securities is about the same. In looking at the leading benchmark index, the Global Listed Private Equity Index (the only 1940 Act compliant Index with the largest AUM (Assets Under Management) in a tracking exchange traded fund), over the past few months, volatility has been 10.15% versus 10.03% for the periods April 30, 2014 – October 31, 2014 and October 31, 2014 – April 30, 2015, respectively, or a 1% decrease in volatility for the two measurement periods.

Contrast a 1% decrease in LPE volatility to the broader equity markets. The Morgan Stanley All World Index experienced significantly more volatility: 8.33% versus 10.19% for the periods April 30, 2014 – October 31, 2014 and October 31, 2014 – April 30, 2015, respectively, or a 22% increase in volatility for the two measurement periods. The Morgan Stanley All World Index was actually, albeit very slightly, more volatile than the Global Listed Private Equity Index over the same period. That’s something we’re not use to seeing and we believe that it is significant.

At the same time, certain things didn’t change much from a private equity perspective: exit opportunities of existing portfolio companies, either through an outright or partial sale, are as strong as ever, organic revenue growth in existing portfolio companies continues, albeit at a tepid pace and investors (institutional and retail) continue to pour capital into the asset class. The result: private equity managers are posting very good returns from past investments yet are challenged to find new companies in which to invest at (what they consider to be) reasonable valuations.

No one ever said that the job of a private equity manager was easy.

Portfolio Review
The Fund’s I Shares Class returned 10.80% net of fees, (Class A delivered a net return of 4.53% at MOP), compared with 5.38%, 13.29% and 9.99% for the MSCI World Index, the Red Rocks Global Listed Private Equity Index and the S&P Listed Private Equity Index, respectively, for the 6-month period ending April 30, 2015.

During the period, we exited AP Alternative Assets L.P., Better Capital PCC LTD, Capital Southwest Corporation, Intermediate Capital Group PLC and Melrose Industries PLC., while we added Ares Management L.P. and Graphite Enterprise Trust PLC to the Fund. Montauk Energy Holdings was acquired by a corporate action and disposed of during the period.

At the end of the period the Fund held 34 holdings in some of the top performing private equity funds/firms from around the globe. We believe that finding, researching and analyzing these investments is what Red Rocks Capital does best; it is partly intellectual curiosity and partly competitive. It’s why we come to work excited. And with that, our objective remains a constant: to assemble the best global portfolio of listed private equity companies for the benefit of our shareholders.

Net contributors to performance for the quarter included:

•	The Blackstone Group LP
•	Aurelius AG
•	3I Group PLC

Net detractors to performance for the quarter included:

•	Grand Parade Investments LTD
•	IP Group PLC
•	Standard Life European Private Equity

Outlook
Our outlook hasn’t changed much over the last several months: tepid global GDP (Gross Domestic Product) coupled with historically low interest rates and increasingly volatile capital markets makes for a challenging world in which to invest. Fortunately private equity managers are fairly adept. They adapt better than most. We believe that will translate into strong, long-term returns.

Valuation multiples continue to look full in most industry sectors (energy and related services being the possible exception). That has not stopped private equity firms from producing positive results. Yes, growth continues to be hard to come by. However, we believe private equity has a knack for growing company revenues even in the face of tepid GDP growth.

The above is why more investors have been committing an increasing amount of capital to the asset class.

As always, we appreciate your continued support and interest in Red Rocks and the Listed Private Equity strategy.

Adam Goldman
Co-Portfolio Manager

46 | April 30, 2015

ALPS | Red Rocks Listed Private Equity Fund
Management Commentary	April 30, 2015 (Unaudited)

*	Bloomberg, March 15, 2015

Morgan Stanley All World Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor Red Rocks Capital LLC accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

47 | April 30, 2015

ALPS | Red Rocks Listed Private Equity Fund
Performance Update	April 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2015)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2015)
	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	10.54%	4.38%	19.32%	12.70%	0.76%	2.35%	2.35%
Class A (MOP)	4.53%	-1.39%	17.11%	11.44%	-0.01%
Class C (NAV)	10.11%	3.66%	18.50%	11.80%	-0.03%	2.85%	2.85%
Class C (CDSC)	9.11%	2.66%	18.50%	11.80%	-0.03%
Class I (NAV)	10.80%	4.82%	19.72%	13.01%	1.07%	1.95%	1.95%
Class R	10.47%	4.42%	19.41%	12.55%	0.52%	2.33%	2.33%
MSCI World Index[1]	5.38%	7.99%	14.12%	11.13%	4.37%
Red Rocks Global Listed Private Equity Index[2]	13.29%	8.40%	19.34%	12.87%	1.92%
S&P® LPE Total Return Index[3]	9.99%	8.85%	19.04%	11.94%	2.53%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days.

Performance less than 1 year is cumulative.

48 | April 30, 2015

ALPS | Red Rocks Listed Private Equity Fund
Performance Update	April 30, 2015 (Unaudited)

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Class A shares, calculated using the fees and expenses of Class C shares.

[1]	MSCI World Index: Morgan Stanley Capital International’s market capitalization weighted index is composed of companies representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific Region. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Red Rocks Global Listed Private Equity Index replaced the S&P Listed Private Equity Index as the Fund’s secondary index effective March 12, 2014. The Red Rocks Global Listed Private Equity Index includes securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. The Red Rocks Global Listed Private Equity Index is managed by the Fund’s Sub-Advisor. The Advisor and Sub-Advisor made this recommendation to the Board because the new index more closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period. An investor may not invest directly in an index.
[3]	S&P® Listed Private Equity Index: The S&P® Listed Private Equity Index is comprised of 30 leading listed private equity companies that meet size, liquidity, exposure, and activity requirements. The index is designed to provide tradable exposure to the leading publicly listed companies in the private equity space. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund inception date of December 31, 2007.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 29, 2016 and Acquired Fund Fees and Expenses of 0.70%. Please see the current prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment).

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Foreign investing involves special risks, such as currency fluctuations and political uncertainty. The Fund invests in derivatives and is subject to the risk that the value of those derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

49 | April 30, 2015

ALPS | Red Rocks Listed Private Equity Fund
Performance Update	April 30, 2015 (Unaudited)

Top Ten Holdings (as a % of Net Assets) †

HarbourVest Global Private Equity, Ltd.	6.18%
The Blackstone Group LP	5.92%
Aurelius AG	5.38%
The Carlyle Group LP	5.03%
3i Group PLC	4.86%
Eurazeo SA	4.75%
Onex Corp.	4.51%
KKR & Co. LP	4.16%
Brookfield Asset Management, Inc., Class A	4.14%
Ackermans & van Haaren N.V.	3.91%
Top Ten Holdings	48.84%

†	Holdings are subject to change. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

50 | April 30, 2015

ALPS | Red Rocks Listed Private Equity Fund
Statement of Investments	April 30, 2015 (Unaudited)

	Shares	Value (Note 2)
CLOSED‐END FUNDS (10.11%)
Graphite Enterprise Trust PLC	397,168	$3,523,798
HBM Healthcare Investments AG, Class A	106,592	11,939,401
HgCapital Trust PLC	909,569	14,939,234
Oakley Capital Investments, Ltd.(a)	3,990,546	10,229,578
Pantheon International Participations PLC, Ordinary Shares(a)	270,208	5,392,007
Pantheon International Participations PLC, Redeemable Shares(a)	357,700	7,055,552
		53,079,570

TOTAL CLOSED‐END FUNDS (Cost $47,511,710)		53,079,570

COMMON STOCKS (86.84%)
Diversified (13.04%)
Holding Companies‐Diversified Operations (13.04%)
Ackermans & van Haaren N.V.	167,532	20,504,348
Remgro, Ltd.	423,397	9,420,883
Schouw & Co.	371,599	19,056,789
Wendel SA	158,106	19,457,212
		68,439,232

TOTAL DIVERSIFIED		68,439,232

Financials (70.79%)
Diversified Financial Services (16.92%)
Apollo Global Management LLC, Class A	243,371	5,563,461
Ares Management LP	216,423	3,919,421
The Blackstone Group LP	758,226	31,056,937
The Carlyle Group LP	873,950	26,384,550
KKR & Co. LP	970,093	21,836,793
		88,761,162

Investment Companies (34.83%)
3i Group PLC	3,282,180	25,518,242
Altamir	1,058,991	13,484,257
Ares Capital Corp.	433,139	7,372,026
Aurelius AG	584,721	28,221,969
Eurazeo SA	347,322	24,924,291
Grand Parade Investments, Ltd.	7,668,174	4,241,386
Hosken Consolidated Investments, Ltd.	840,890	11,037,509
Investor AB, B Shares	391,693	15,990,443
IP Group PLC(a)	2,920,755	8,832,228

	Shares	Value (Note 2)
Investment Companies (continued)
mutares AG	23,648	$2,602,209
Onex Corp.	392,914	23,659,513
SVG Capital PLC(a)	2,205,642	16,901,238
		182,785,311

Private Equity (14.90%)
Castle Private Equity, Ltd.	409,181	6,249,884
Electra Private Equity PLC(a)	312,297	14,961,340
HarbourVest Global Private Equity, Ltd.	2,450,321	32,405,495
Riverstone Energy, Ltd.(a)	789,397	12,614,067
Standard Life European Private Equity Trust PLC, Ordinary Shares	3,803,199	11,967,731
		78,198,517

Real Estate (4.14%)
Brookfield Asset Management, Inc., Class A	403,636	21,735,799

TOTAL FINANCIALS		371,480,789

Industrials (3.01%)
Miscellaneous Manufacturers (3.01%)
Danaher Corp.	192,808	15,787,119

TOTAL INDUSTRIALS		15,787,119

TOTAL COMMON STOCKS (Cost $373,774,600)		455,707,140

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.89%)
Money Market Fund (2.89%)
Morgan Stanley Institutional Liquidity Fund ‐ Prime Portfolio	0.078%	15,151,192	15,151,192

TOTAL SHORT TERM INVESTMENTS (Cost $15,151,192)			15,151,192

TOTAL INVESTMENTS (99.84%) (Cost $436,437,502)			$523,937,902

Other Assets In Excess Of Liabilities (0.16%)			832,831

NET ASSETS (100.00%)			$524,770,733

51 | April 30, 2015

ALPS | Red Rocks Listed Private Equity Fund
Statement of Investments	April 30, 2015 (Unaudited)

(a)	Non-Income Producing Security.

Common Abbreviations:
AB -	Aktiebolag is the Swedish equivalent of the term corporation.
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
LLC -	Limited Liability Company.
LP -	Limited Partnership.
Ltd. -	Limited.
N.V. -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC -	Public Limited Company.
SA -	Generally designates corporations in various countries, mostly those employing the civil law.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

52 | April 30, 2015

ALPS | Red Rocks Listed Private Equity Fund
Statement of Assets and Liabilities	April 30, 2015 (Unaudited)

ASSETS
Investments, at value	$523,937,902
Foreign currency, at value (Cost $1,396,159)	1,422,245
Receivable for investments sold	2,219,943
Receivable for shares sold	1,214,193
Dividends receivable	1,902,510
Prepaid expenses and other assets	29,724
Total Assets	530,726,517
LIABILITIES
Payable for investments purchased	4,892,289
Payable for shares redeemed	327,339
Investment advisory fees payable	360,896
Administration and transfer agency fees payable	87,234
Distribution and services fees payable	177,057
Trustees’ fees and expenses payable	2,345
Professional fees payable	20,223
Custody fees payable	19,953
Accrued expenses and other liabilities	68,448
Total Liabilities	5,955,784
NET ASSETS	$524,770,733
NET ASSETS CONSIST OF
Paid‐in capital	$448,224,836
Accumulated net investment loss	(28,204,999)
Accumulated net realized gain on investments and foreign currency transactions	17,235,444
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	87,515,452
NET ASSETS	$524,770,733
INVESTMENTS, AT COST	$436,437,502

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$7.05
Net Assets	$223,475,552
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	31,714,416
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$7.46
Class C:
Net Asset Value, offering and redemption price per share(a)	$6.84
Net Assets	$18,645,253
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,725,387
Class I:
Net Asset Value, offering and redemption price per share	$7.12
Net Assets	$280,913,021
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	39,471,256
Class R:
Net Asset Value, offering and redemption price per share	$6.22
Net Assets	$1,736,907
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	279,310

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

53 | April 30, 2015

ALPS | Red Rocks Listed Private Equity Fund
Statement of Operations	For the Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME
Dividends	$4,544,141
Foreign taxes withheld on dividends	(244,441)
Total Investment Income	4,299,700

EXPENSES
Investment advisory fees	2,046,179
Administrative fees	194,545
Transfer agency fees	146,294
Distribution and service fees
Class A	422,193
Class C	87,811
Class R	3,141
Professional fees	22,996
Networking fees
Class A	15,053
Class C	5,488
Class I	119,343
Class R	109
Reports to shareholders and printing fees	31,513
State registration fees	38,312
Insurance fees	2,959
Custody fees	43,112
Trustees’ fees and expenses	5,993
Repayment of previously waived fees
Class A	58,221
Class I	14,669
Miscellaneous expenses	9,247
Total Expenses	3,267,178
Net Investment Income	1,032,522
Net realized gain on investments	18,372,441
Net realized loss on foreign currency transactions	(4,005,714)
Net change in unrealized appreciation on investments	33,697,956
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	28,975
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	48,093,658
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,126,180

See Notes to Financial Statements.

54 | April 30, 2015

ALPS | Red Rocks Listed Private Equity Fund
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Period Ended October 31, 2014(a)
OPERATIONS
Net investment income	$1,032,522	$1,777,483
Net realized gain on investments and foreign currency transactions	14,366,727	9,109,785
Net realized gain distributions from other investment companies	–	7,133
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	33,726,931	(39,532,683)
Net Increase/(Decrease) in Net Assets Resulting from Operations	49,126,180	(28,638,282)

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(6,752,313)	–
Class C	(542,478)	–
Class I	(8,146,943)	–
Class R	(38,485)	–
Dividends to shareholders from net realized gains
Class A	(640,746)	–
Class C	(55,244)	–
Class I	(732,422)	–
Class R	(3,531)	–
Net Decrease in Net Assets from Distributions	(16,912,162)	–

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	36,038,825	61,140,590
Class C	1,880,114	7,348,056
Class I	71,068,549	99,388,072
Class R	950,857	453,224
Dividends reinvested
Class A	6,738,832	–
Class C	407,086	–
Class I	4,333,215	–
Class R	40,534	–
Shares redeemed, net of redemption fees
Class A	(37,117,274)	(50,641,540)
Class C	(1,947,894)	(1,176,895)
Class I	(61,059,799)	(36,901,005)
Class R	(212,118)	(78,846)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	21,120,927	79,531,656

Net increase in net assets	53,334,945	50,893,374

NET ASSETS
Beginning of period	471,435,788	420,542,414
End of period *	$524,770,733	$471,435,788
*Including accumulated net investment loss of:	$(28,204,999)	$(13,757,302)

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

55 | April 30, 2015

ALPS | Red Rocks Listed Private Equity Fund – Class A
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013		For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Net asset value, beginning of period	$6.61		$7.00		$6.05		$4.67		$6.44	$5.17

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.01		0.02		0.03		0.08		0.07	0.04
Net realized and unrealized gain/(loss)	0.67		(0.41)		1.37		1.39		(1.41)	1.61
Total from investment operations	0.68		(0.39)		1.40		1.47		(1.34)	1.65

DISTRIBUTIONS:
From net investment income	(0.22)		–		(0.45)		(0.09)		(0.43)	(0.38)
From net realized gains	(0.02)		–		–		–		–	–
Total distributions	(0.24)		–		(0.45)		(0.09)		(0.43)	(0.38)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	0.44		(0.39)		0.95		1.38		(1.77)	1.27
Net asset value, end of period	$7.05		$6.61		$7.00		$6.05		$4.67	$6.44
TOTAL RETURN(d)	10.54%		(5.57)%		23.54%		31.75%		(19.68)%	33.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$223,476		$203,996		$205,727		$105,488		$85,807	$124,874
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.53	%(f)	1.59	%(f)	1.64%		1.53%		1.71%	1.70%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.53	%(f)	1.59	%(f)(g)	1.64	%(g)	1.51	%(h)	1.50%	1.50%
Ratio of net investment income to average net assets(e)	0.27	%(f)	0.71	%(f)	0.46%		1.54%		1.34%	0.67%
Portfolio turnover rate(i)	18%		11%		40%		32%		72%	43%
(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)
According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended October 31, 2014, for the prior fiscal year in the amount of 0.06% (annualized) of average net assets of Class A shares and during the year ended April 30, 2014, for the prior fiscal year in the amount of 0.01% of average net assets of Class A shares.

(h)	Contractual expense limitation changed from 1.50% to 1.65% effective September 1, 2012.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

56 | April 30, 2015

ALPS | Red Rocks Listed Private Equity Fund – Class C
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period July 2, 2010 (Incpetion)to April 30, 2011
Net asset value, beginning of period	$6.43		$6.83		$5.92		$4.59	$6.37	$4.39

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.01)		(0.00	)(c)	(0.00	)(c)	0.04	0.03	(0.01)
Net realized and unrealized gain/(loss)	0.64		(0.40)		1.33		1.35	(1.39)	2.36
Total from investment operations	0.63		(0.40)		1.33		1.39	(1.36)	2.35

DISTRIBUTIONS:
From net investment income	(0.20)		–		(0.42)		(0.06)	(0.42)	(0.37)
From net realized gains	(0.02)		–		–		–	–	–
Total distributions	(0.22)		–		(0.42)		(0.06)	(0.42)	(0.37)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00	(c)
Net increase/(decrease) in net asset value	0.41		(0.40)		0.91		1.33	(1.78)	1.98
Net asset value, end of period	$6.84		$6.43		$6.83		$5.92	$4.59	$6.37
TOTAL RETURN(d)	10.11%		(5.86)%		22.97%		30.55%	(20.33)%	55.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$18,645		$17,193		$12,200		$4,417	$2,838	$2,566
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.12	%(f)	2.15	%(f)	2.20%		2.25%	2.37%	2.31	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.12	%(f)	2.15	%(f)	2.20%		2.25%	2.25%	2.25	%(f)
Ratio of net investment income/(loss) to average net assets(e)	(0.34	)%(f)	(0.13	)%(f)	(0.04)%		0.79%	0.59%	(0.19	)%(f)
Portfolio turnover rate(g)	18%		11%		40%		32%	72%	43	%(h)

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.
(h)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2011.
See Notes to Financial Statements.

57 | April 30, 2015

ALPS | Red Rocks Listed Private Equity Fund – Class I
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Net asset value, beginning of period	$6.67		$7.05		$6.08	$4.69	$6.47	$5.19

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.02		0.03		0.06	0.12	0.08	0.05
Net realized and unrealized gain/(loss)	0.68		(0.41)		1.37	1.36	(1.42)	1.62
Total from investment operations	0.70		(0.38)		1.43	1.48	(1.34)	1.67

DISTRIBUTIONS:
From net investment income	(0.23)		–		(0.46)	(0.09)	(0.44)	(0.39)
From net realized gains	(0.02)		–		–	–	–	–
Total distributions	(0.25)		–		(0.46)	(0.09)	(0.44)	(0.39)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	0.45		(0.38)		0.97	1.39	(1.78)	1.28
Net asset value, end of period	$7.12		$6.67		$7.05	$6.08	$4.69	$6.47
TOTAL RETURN(d)	10.80%		(5.39)%		24.02%	31.99%	(19.52)%	33.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$280,913		$249,375		$202,076	$137,856	$77,750	$66,854
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.16	%(f)	1.25	%(f)	1.25%	1.27%	1.41%	1.36%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.16	%(f)	1.25	%(f)	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets(e)	0.62	%(f)	0.85	%(f)	0.91%	2.27%	1.60%	0.91%
Portfolio turnover rate(g)	18%		11%		40%	32%	72%	43%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

58 | April 30, 2015

ALPS | Red Rocks Listed Private Equity Fund – Class R
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Net asset value, beginning of period	$5.87		$6.21		$5.41	$4.17	$5.82	$4.73

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.01		0.01		0.02	0.08	0.05	0.03
Net realized and unrealized gain/(loss)	0.59		(0.36)		1.22	1.24	(1.27)	1.43
Total from investment operations	0.60		(0.35)		1.24	1.32	(1.22)	1.46

DISTRIBUTIONS:
From net investment income	(0.23)		–		(0.44)	(0.08)	(0.43)	(0.37)
From net realized gains	(0.02)		–		–	–	–	–
Total distributions	(0.25)		–		(0.44)	(0.08)	(0.43)	(0.37)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00	(c)	0.01		–	–	–	–
Net increase/(decrease) in net asset value	0.35		(0.34)		0.80	1.24	(1.65)	1.09
Net asset value, end of period	$6.22		$5.87		$6.21	$5.41	$4.17	$5.82
TOTAL RETURN(d)	10.47%		(5.48)%		23.50%	32.05%	(19.93)%	32.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,737		$872		$540	$191	$46	$125
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.58	%(f)	1.63	%(f)	1.72%	1.85%	1.89%	1.87%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.58	%(f)	1.63	%(f)	1.72%	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets(e)	0.35	%(f)	0.46	%(f)	0.36%	1.80%	1.10%	0.66%
Portfolio turnover rate(g)	18%		11%		40%	32%	72%	43%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

59 | April 30, 2015

ALPS | Sterling ETF Tactical Rotation Fund
Management Commentary	April 30, 2015 (Unaudited)

The ALPS | Sterling ETF Tactical Rotation Fund experienced slight underperformance against its Morningstar Global Allocation Index benchmark during the previous six months.  Class I Shares of the Fund (ETRIX) posted a +1.14% gain during the period while the Global Allocation benchmark was +2.59%.  The underperformance was a result of missing the beginning leg of the international equity markets strong 2015 start as well as lack of leadership among the remaining asset classes that ETRIX rotates between.

Sterling Global Strategies  believes new trends have developed  and will be able to capitalize on those trends.  They are also excited  about commodities as a potential performance enhancer during the second half of 2015.

Mark W. Eicker
Chief Investment Officer

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor Sterling Global Strategies accepts any liability for losses either direct or consequential caused by the use of this information.

60 | April 30, 2015

ALPS | Sterling ETF Tactical Rotation Fund
Performance Update	April 30, 2015 (Unaudited)
Performance of $10,000 Initial Investment (as of April 30, 2015)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Average Annual Total Returns (as of April 30, 2015)

	3 Month	6 Month	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-3.85%	0.87%	0.56%	1.85%	1.75%
Class A (MOP)	-9.10%	-4.68%	-4.95%
Class C (NAV)	-3.96%	0.58%	0.08%	2.45%	2.35%
Class C (CDSC)	-4.92%	-0.42%	-0.91%
Class I (NAV)	-3.56%	1.14%	1.03%	1.45%	1.35%
Morningstar Global Allocation Index[1]	4.10%	2.59%	1.21%
Sterling Tactical Rotation Index TR2	-3.39%	1.66%	2.12%
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days. Performance shown does not include the redemption fee, which if reflected would reduce the performance quoted. For the most current month-end performance data, please call 1-866-759-5679.
Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. CDSC performance for Class C shares includes a 1% contingent deferred sales charge (CDSC) on C shares redeemed within 12 months of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.
Performance less than 1 year is cumulative.

[1]
Morningstar Global Allocation Index: seeks to provide both capital appreciation and income by investing across three areas: global equities, global bonds, and cash. An investor may not invest directly in an index.

[2]
The Sterling Tactical Rotation Index - seeks to provide absolute returns during any market cycle or condition by employing an equally weighted strategic rotation model, trading between commodities, REITs, bonds, international and domestic equities. An investor may not invest directly in an index.

^	Fund inception date of June 30, 2014.

61 | April 30, 2015

ALPS | Sterling ETF Tactical Rotation Fund
Performance Update	April 30, 2015 (Unaudited)

*
What You Pay reflects the Advisor’s decision to contractually limit expenses through February 29, 2016 and estimated Acquired Fund Fees and Expenses of 0.20%. Please see the prospectus for additional information.

This Fund is not suitable for all investors. The Fund is “non-diversified” and will generally be more volatile than diversified funds.
Investments in small and mid-cap companies generally will experience greater price volatility. International and Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase and may cause losses. Real estate investments are subject to specific risks, such as risks related to general and local economic conditions and risks related to individual properties.
The Fund invests in Exchange Traded Funds (“ETFs”) and the Fund could lose money by investing in an ETF if the prices of the securities owned by the ETF go down. The Fund’s shareholders will indirectly incur the fees and expenses charged by the underlying ETFs held by the Fund, in addition to the expense charged by the Fund.
Commodities and futures generally are volatile and involve a high degree of risk. This fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction.
There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.
The ALPS | Sterling ETF Tactical Rotation Fund is new and has limited operating history.
Not FDIC Insured – No Bank Guarantee – May Lose Value
Portfolio Composition (as a % of Net Assets) *

*	Holdings are subject to change.

62 | April 30, 2015

ALPS | Sterling ETF Tactical Rotation Fund
Statement of Investments	April 30, 2015 (Unaudited)

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (99.42%)
iShares® MSCI EAFE ETF	211,718	$14,081,363
SPDR® S&P 500® ETF Trust	67,530	14,081,356
		28,162,719

TOTAL EXCHANGE TRADED FUNDS (Cost $27,849,039)		28,162,719

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.33%)
Money Market Fund (0.33%)
Morgan Stanley Institutional Liquidity Fund, Prime Portfolio	0.077%	93,075	93,075

TOTAL SHORT TERM INVESTMENTS (Cost $93,075)			93,075

TOTAL INVESTMENTS (99.75%) (Cost $27,942,114)			$28,255,794

Other Assets In Excess Of Liabilities (0.25%)			70,795

NET ASSETS (100.00%)			$28,326,589
Common Abbreviations:
EAFE - Europe, Australia, and Far East.
ETF - Exchange Traded Fund.
MSCI - Morgan Stanley Capital International.
S&P - Standard and Poor’s.
SPDR - Standard and Poor’s Depositary Receipt.
For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
See Notes to Financial Statements.

63 | April 30, 2015

ALPS | Sterling ETF Tactical Rotation Fund
Statement of Assets and Liabilities	April 30, 2015 (Unaudited)

ASSETS
Investments, at value	$28,255,794
Receivable for investments sold	13,989,281
Receivable for shares sold	183,601
Dividends and interest receivable	19
Deferred offering costs	11,893
Prepaid expenses and other assets	19,307
Total Assets	42,459,895
LIABILITIES
Payable for investments purchased	14,082,031
Payable for shares redeemed	11,519
Investment advisory fees payable	7,222
Administration and transfer agency fees payable	8,635
Distribution and services fees payable	10,135
Trustees’ fees and expenses payable	6
Professional fees payable	8,304
Accrued expenses and other liabilities	5,454
Total Liabilities	14,133,306
NET ASSETS	$28,326,589
NET ASSETS CONSIST OF
Paid-in capital	$28,634,252
Accumulated net investment income	17,247
Accumulated net realized loss on investments	(638,590)
Net unrealized appreciation on investments	313,680
NET ASSETS	$28,326,589
INVESTMENTS, AT COST	$27,942,114

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$9.99
Net Assets	$14,415,883
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,442,649
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$10.57
Class C:
Net Asset Value, offering and redemption price per share(a)	$9.95
Net Assets	$1,417,229
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	142,458
Class I:
Net Asset Value, offering and redemption price per share	$10.03
Net Assets	$12,493,477
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,245,410

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.
See Notes to Financial Statements.

64 | April 30, 2015

ALPS | Sterling ETF Tactical Rotation Fund
Statement of Operations	For the Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME
Dividends	$276,935
Total Investment Income	276,935

EXPENSES
Investment advisory fees	105,107
Administrative fees	49,975
Transfer agency fees	457
Distribution and service fees
Class A	22,236
Class C	4,539
Professional fees	4,864
Networking fees
Class A	16
Class C	4
Class I	2,232
Reports to shareholders and printing fees	1,410
State registration fees	7,600
SEC registration fees	498
Insurance fees	35
Custody fees	1,767
Trustees’ fees and expenses	250
Offering costs	35,573
Miscellaneous expenses	6,344
Total Expenses	242,907
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(43,174)
Class C	(3,538)
Class I	(42,185)
Net Expenses	154,010
Net Investment Income	122,925
Net realized loss on investments	(489,856)
Net change in unrealized appreciation on investments	74,381
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(415,475)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(292,550)

See Notes to Financial Statements.

65 | April 30, 2015

ALPS | Sterling ETF Tactical Rotation Fund
Statements of Changes in Net Assets

		For the Period
	For the Six Months	July 1, 2014
	Ended April 30, 2015	(Commencement) to
	(Unaudited)	October 31, 2014
OPERATIONS
Net investment income	$122,925	$13,776
Net realized loss on investments	(489,856)	(148,734)
Net change in unrealized appreciation on investments	74,381	239,299
Net Increase/(Decrease) in Net Assets Resulting from Operations	(292,550)	104,341

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(55,630)	–
Class C	(4,086)	–
Class I	(67,213)	–
Net Decrease in Net Assets from Distributions	(126,929)	–

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	12,845,669	5,280,333
Class C	1,150,986	540,462
Class I	7,093,410	7,423,186
Dividends reinvested
Class A	50,265	–
Class C	3,473	–
Class I	56,161	–
Shares redeemed, net of redemption fees
Class A	(3,429,665)	(85,902)
Class C	(243,912)	(8,249)
Class I	(1,912,049)	(122,441)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	15,614,338	13,027,389

Net increase in net assets	15,194,859	13,131,730

NET ASSETS
Beginning of period	13,131,730	–
End of period *	$28,326,589	$13,131,730
* Including accumulated net investment income of:	$17,247	$20,797

See Notes to Financial Statements.

66 | April 30, 2015

ALPS | Sterling ETF Tactical Rotation Fund – Class A
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the		For the Period
	Six Months		July 1, 2014
	Ended		(Commencement)
	April 30, 2015		to
	(Unaudited)		October 31, 2014
Net asset value, beginning of period	$9.97		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.02
Net realized and unrealized gain/(loss)	0.05		(0.05)
Total from investment operations	0.09		(0.03)

DISTRIBUTIONS:
From net investment income	(0.07)		–
Total distributions	(0.07)		–

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00	(b)	0.00	(b)
Net increase/(decrease) in net asset value	0.02		(0.03)
Net asset value, end of period	$9.99		$9.97
TOTAL RETURN(c)	0.87%		(0.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$14,416		$5,262
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.31	%(d)	5.01	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.54	%(d)(e)	1.55	%(d)
Ratio of net investment income to average net assets	0.88	%(d)	0.67	%(d)
Portfolio turnover rate(f)	188%		181%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)
According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended April 30, 2015, for the prior fiscal year in the amount of 0.01% (annualized) of average net assets of Class A shares

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.
See Notes to Financial Statements.

67 | April 30, 2015

ALPS | Sterling ETF Tactical Rotation Fund – Class C
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the		For the Period
	Six Months		July 1, 2014
	Ended		(Commencement)
	April 30, 2015		to
	(Unaudited)		October 31, 2014
Net asset value, beginning of period	$9.95		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01		–
Net realized and unrealized gain/(loss)	0.05		(0.05)
Total from investment operations	0.06		(0.05)

DISTRIBUTIONS:
From net investment income	(0.06)		–
Total distributions	(0.06)		–

Net (decrease) in net asset value	–		(0.05)
Net asset value, end of period	$9.95		$9.95
TOTAL RETURN(b)	0.58%		(0.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,417		$530
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.93	%(c)	9.70	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.15	%(c)	2.15	%(c)
Ratio of net investment income to average net assets	0.28	%(c)	0.12	%(c)
Portfolio turnover rate(d)	188%		181%

(a)	Calculated using the average shares method.
(b)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.
See Notes to Financial Statements.

68 | April 30, 2015

ALPS | Sterling ETF Tactical Rotation Fund – Class I
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the		For the Period
	Six Months		July 1, 2014
	Ended		(Commencement)
	April 30, 2015		to
	(Unaudited)		October 31, 2014
Net asset value, beginning of period	$9.98		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.03
Net realized and unrealized gain/(loss)	0.06		(0.05)
Total from investment operations	0.13		(0.02)

DISTRIBUTIONS:
From net investment income	(0.08)		–
Total distributions	(0.08)		–

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00	(b)	–
Net increase/(decrease) in net asset value	0.05		(0.02)
Net asset value, end of period	$10.03		$9.98
TOTAL RETURN(c)	1.24%		(0.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$12,493		$7,340
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.00	%(d)	5.93	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(d)	1.15	%(d)
Ratio of net investment income to average net assets	1.45	%(d)	0.94	%(d)
Portfolio turnover rate(e)	188%		181%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.
See Notes to Financial Statements.

69 | April 30, 2015

ALPS | Westport Resources Hedged High Income Fund
Management Commentary	April 30, 2015 (Unaudited)

Portfolio Review – April, 2015
The ALPS | Westport Resources Hedged High Income Fund’s Class I Shares returned 0.96% for the month, 2.12% year to date (YTD), and 0.75% for the last six months, net of fees. The Fund outperformed the Morningstar Non-Traditional Bond Universe benchmark (+0.39%) for the month, (+1.27%) YTD, and (+0.57%) for six months. These results place the Fund in the top quartile of the Universe for the current year in what has been a choppy market for interest rate moves.

The Fund is invested in three sub-strategies: the Senior Loan Floating Rate Strategy, the Short Duration High Yield (HY) Strategy, and the Relative Value Long/Short Debt Strategy. Fund assets are allocated approximately one-third to each sub-strategy.

Two of the three strategies had positive performance for the month, year to date, and six-month periods. The Short Duration High Yield also has had a positive contribution for the current year, but shows a slight loss for the six month period. Before taking into account fees and expenses, the Senior Loan Floating Rate Strategy returned 3.41%, the Short Duration High Yield Strategy lost 0.23%, and the Relative Value Long/Short Debt Strategy gained 2.28% for the six month period. These compared to their respective benchmarks of the Credit Suisse Leverage Loan index which was up 2.33%, the PIMCO 0-5 Year HY ETF (Exchange-Traded Fund) up 0.65%, and the Barclays U.S. Aggregate Bond Index which was up 2.06% for six months.

We continue to believe that the three complementary strategies work well as a core diversified fixed income portfolio allocation.

Outlook
Recent mixed U.S. data, including some negative surprises, may keep the Federal Reserve (the “Fed”) more reserved about their planned moves to policy normalization. Inflation expectations are beginning to show signs of picking up despite the lower Consumer Price Index and Gross Domestic Product growth seen in the last few quarters; which contrasts with the Fed’s perception that they will remain data-dependent before they engage in any sort of rate hike. This scenario is expected to keep interest rates range bound. Volatility is likely to persist given the uncertainty around this expected shift in monetary policy, as well as the influences of the unsettled state of the energy markets. For this reason we constructed a fund that avoids interest rate timing and focuses rather on strategic positioning, looking to take advantage of the continued reshaping of the yield curve and the risk-adjusted yield advantage of a multi-strategy approach. Finally, fundamental credit research-driven security selection should prove an important source of value added in more volatile markets.

Current Positioning Themes:
Macro and Rates:

•	The FOMC wants to normalize U.S. monetary policy and momentum has shifted from “when” to how they will initiate their plan of action.
•	Eurozone government bonds are expensive relative to U.S. Treasuries.
•	Modest net long duration, short intermediate swap spreads, and a flatter yield curve.

Corporate Credit:

•	Credit spread volatility means wider equilibrium spreads.
•	U.S Investment Grade and High Yield spreads offer value relative to many global alternatives.
•	Market technicals (supply and demand) will influence market pricing.
•	High Yield Energy sector remains a source of market volatility.
•	Credit fundamentals continue to slowly deteriorate, but are not yet problematic.
•	Default rates in HY market are very low as many maturities extended in low rate environment.
•	Corporate Earnings- more about the second half of earnings season with U.S. dollar strength dominating headline numbers.

Securitized Credit:

•	Securitized credit offers an attractive alternative to higher-yielding corporate credit.
•	U.S. housing recovery cycle is trailing the U.S. business/default cycle.
•	Will look to add subordinated CMBS (commercial mortgage-backed security) exposure on relative underperformance to RMBS (residential mortgage-backed securities).

Mark R. Tonucci, Co-Portfolio Manager
Michael E. Portnoy, Co-Portfolio Manager

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Westport Resources Management, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Credit Suisse Leverage Loan Index is an index designed to mirror the investable universe of the US-denominated leveraged loan market.

The PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund is a short term-high yield index which tracks the BofA Merrill Lynch 0-5 Year US High Yield Constrained Index, towards achievement of the yield, volatility level, and low or negative correlations with other asset classes inherent in short maturity high yield. The BofA Merrill Lynch 0-5 Year US High Yield Constrained Index is an unmanaged index comprised of U.S. dollar denominated below investment grade corporate debt securities publicly issued in the U.S. domestic market with remaining maturities of less than 5 years.

70 | April 30, 2015

ALPS | Westport Resources Hedged High Income Fund
Performance Update	April 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2015)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2015)

	6 Month	1 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	0.45%	-0.02%	1.95%	3.64%	2.39%
Class A (MOP)	-5.04%	-5.50%	-2.29%
Class C (NAV)	0.26%	-0.62%	1.33%	4.25%	2.99%
Class C (CDSC)	-0.71%	-1.56%	1.33%
Class I	0.75%	0.38%	2.36%	3.39%	1.99%
Barclays U.S. Aggregate Bond Index[1]	2.06%	4.46%	5.43%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

71 | April 30, 2015

ALPS | Westport Resources Hedged High Income Fund
Performance Update	April 30, 2015 (Unaudited)

[1]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund inception date of December 31, 2013.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 29, 2016. Please see the prospectus for additional information.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund's original investment.

All investments involve risks, including possible loss of principal. The risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. In addition, interest rate movements will affect the fund’s share price and yield. Credit risk refers to the possibility the bond issuer will not be able to make principal and interest payments. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the fund adjust to a rise in interest rates, the fund’s share price may decline. These and other risk considerations are discussed in the fund’s prospectus. The principal on mortgage or asset-backed securities normally may be prepaid at any time, which will reduce the yield and market value of those securities. US obligations are supported by varying degrees of credit but generally are not backed by the full faith and credit of the US government. Investments in non-investment-grade debt securities (“high yield” or “junk” bonds) may be subject to greater market fluctuations and risk of default or loss of income and principal than securities in higher rating categories.

Senior-secured and second lien loans and bonds: Assets pledged as security for these loans and bonds would first be made available to senior lenders before other investors’ demands were met when settling a bankruptcy.

The Fund is not required to invest with any minimum number of sub-advisors, and does not have minimum or maximum limitations with respect to the allocations of the assets to any sub-advisor or investment option.

Top Ten Holdings (as a % of Net Assets) †

Broadview Networks Holdings, Inc., Sec. Notes	2.39%
Marine Acquisition Corp., Term Loan	2.29%
Creditcorp, Sec. Notes	2.25%
TeleCommunication Systems, Inc., Conv. Sr. Unsec. Notes	2.19%
ION Geophysical Corp., Second Lien Notes	2.18%
American Gilsonite Co., Second Lien Notes	2.17%
Boardriders SA, Sr. Unsec. Notes	2.05%
Global Investments Group Finance Ltd., Sr. Unsec. Notes	2.04%
Neebo, Inc., Sec. Notes	1.78%
ProShares UltraShort Russell 2000®	1.73%
Top Ten Holdings	21.07%

†	Holdings are subject to change. Table presents indicative values only.

Portfolio Composition (as a % of Net Assets)

72 | April 30, 2015

ALPS | Westport Resources Hedged High Income Fund
Statement of Investments	April 30, 2015 (Unaudited)

		Value
	Shares	(Note 2)
EXCHANGE TRADED FUNDS (1.73%)
ProShares UltraShort Russell 2000®(a)	9,380	$349,780

TOTAL EXCHANGE TRADED FUNDS (Cost $389,827)		349,780

	Principal	Value
	Amount	(Note 2)
BANK LOANS (28.52%)(b)
Basic Materials (0.39%)
Tensar Corp., First Lien Term Loan
5.750% 07/09/2021	$84,575	78,892

Communications (4.44%)
ABG Intermediate Holdings LLC, First Lien Term Loan
5.500% 05/27/2021	250	252
Answers Corporation, First Lien Term Loan
6.250% 10/01/2021	61,845	59,423
Auction.com, A-2 Term Loan
4.440% 02/28/2017	2,964	2,949
Auction.com, A-4 Term Loan
4.440% 02/28/2017	51,036	50,781
Block Communications, Incremental Term B Loan
4.250% 11/07/2021	58,678	59,246
ConvergeOne Holdings Corp., First Lien Initial Term Loan
6.000% 06/17/2020	50,618	50,713
Encompass Digital Media, Inc., Second Lien Tranche B Term Loan
8.750% 06/06/2022	100,000	100,500
Extreme Reach, Inc., Second Lien Initial Term Loan
10.500% 01/22/2021	160,000	160,400
iParadigms Holdings LLC, First Lien Initial Term Loan
5.000% 07/30/2021	19,845	19,919
MediArena Acquisition BV, (fka AP NMT Acquisition BV), First Lien Term B Loan
6.750% 08/13/2021	98,505	98,456
Miller Heiman, Inc., Term Loan
6.750% 09/30/2019	34,560	33,566
NextGen Networks Pty. Ltd. (Nextgen Finance LLC), Term B Loan
5.000% 05/31/2021	99,250	96,603
Presidio, Inc., Term Loan
6.250% 02/02/2022	26,000	26,260

	Principal	Value
	Amount	(Note 2)
Communications (continued)
RentPath LLC, Term Loan
6.250% 12/17/2021	$38,873	$39,358
TCH-2 Holdings LLC (TravelClick, Inc.), First Lien Initial Term Loan
5.500% 05/06/2021	99,269	99,187
Total Communications		897,613
Consumer, Cyclical (6.21%)
Amaya Holdings BV, First Lien Initial Term B Loan
5.000% 08/01/2021	111,440	111,754
AMF Bowling Centers, Inc., Term B Loan
7.250% 09/18/2021	41,790	42,103
BDF Acquisition Corp., Initial Term Loan
5.250% 02/12/2021	124,063	123,520
BDF Acquisition Corp., Second Lien Initial Term Loan
9.000% 02/12/2022	23,000	22,080
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.) Term B-7 Loan
11.500% 01/28/2018	199,000	183,357
Deluxe Entertainment Services Group, Inc., Initial Term Loan
6.500% 02/28/2020	93,854	90,100
Fitness International LLC, Term B Loan
5.500% 07/01/2020	75,365	71,715
GOBP Holdings, Inc., First Lien Initial Term Loan
5.750% 10/21/2021	28,000	28,350
Great Wolf Resorts, Inc., Term B Loan
5.750% 08/06/2020	53,727	53,827
GST AutoLeather, Inc., Commitment Term B Loan
6.500% 07/10/2020	99,500	99,002
Hercules Achievement, Inc. (aka Varsity Brands, Inc.), First Lien Initial Term Loan
6.000% 12/10/2021	7,968	8,079
MPG Holdco I, Inc., Initial Term Loan
4.250% 10/20/2021	81,563	81,736
Twin River Management Group, Inc. (fka BLB Management Services, Inc.), Closing Date Term Loan
5.250% 07/10/2020	239,048	239,764

73 | April 30, 2015

ALPS | Westport Resources Hedged High Income Fund
Statement of Investments	April 30, 2015 (Unaudited)

	Principal	Value
	Amount	(Note 2)
Consumer, Cyclical (continued)
World Triathlon Corp., Initial Term Loan
5.250% 06/25/2021	$99,250	$99,829
Total Consumer, Cyclical		1,255,216
Consumer, Non-cyclical (5.83%)
Academi Holdings LLC (ERSM (International) Ltd.), First Lien Term Loan
6.250% 07/25/2019	40,700	40,497
Accuvant Finance LLC, Initial Term Loan
6.250% 01/28/2022	74,000	74,601
Candy Intermediate Holdings, Inc., Initial Term Loan
7.500% 06/18/2018	15,959	15,979
Central Security, First Lien Initial Term Loan
6.250% 10/06/2020	46,883	46,941
CPI Buyer, First Lien Initial Term Loan
5.500% 08/16/2021	36,815	36,907
Global Cash Access, Inc., Term B Loan
6.250% 12/18/2020	21,890	22,198
Global Knowledge Training LLC, First Lien Term Loan
6.500% 01/20/2021	18,953	19,047
Marine Acquisition Corp., Term Loan
5.250% 01/30/2021	458,929	462,084
Mister Car Wash Holdings, Inc., Term Loan
5.000% 08/20/2021	41,685	41,928
Navex Global, Inc., First Lien Term Loan
5.750% 11/19/2021	4,000	4,010
Navex Global, Inc., Second Lien Term Loan
9.750% 11/18/2022	46,000	45,770
Sun Products Corp. (fka Huish Detergents, Inc.), Tranche B Term Loan
5.500% 03/23/2020	97,800	94,517
Therakos, Inc., First Lien Term Loan
7.000% 12/27/2017	26,313	26,181
Vestcom International, Inc. (fka Vector Investment Holdings, Inc.), Second Lien Term Loan
8.750% 09/30/2022	88,000	87,120
Vestcom International, Inc. (fka Vector Investment Holdings, Inc.), Term Loan
5.250% 09/30/2021	115,935	116,225

	Principal	Value
	Amount	(Note 2)
Consumer, Non-cyclical (continued)
Wyle Services Corp., Term Loan
5.000% 05/23/2021	$44,448	$44,559
Total Consumer, Non-cyclical		1,178,564
Diversified (2.19%)
Emerald 2 Ltd., Facility B1 Loan
5.000% 05/14/2021	100,000	98,625
Koosharem LLC, Term Loan
7.500% 05/15/2020	57,855	57,674
US LBM Holdings LLC, Initial Term Loan
8.000% 05/02/2020	286,618	286,618
Total Diversified		442,917
Energy (0.26%)
Expro Financial Services, S.a.r.l., Initial Term Loan
5.750% 09/02/2021	44,775	40,034
Preferred Proppants LLC, Term Loan
6.750% 07/27/2020	13,878	11,483
Total Energy		51,517
Financials (4.01%)
Aptean, Inc., First Lien Term Loan
5.250% 02/26/2020	99,000	97,762
Asurion LLC (fka Asurion Corp.), Incremental Tranche B-1 Term Loan
5.000% 05/24/2019	146,982	148,019
Bats Global Markets, Inc., Incremental B-2 Term Loan
5.750% 01/31/2020	11,639	11,763
DTZ US Borrower LLC, Second Lien Initial Term Loan
9.250% 11/04/2022	38,000	38,522
DTZ US Borrower LLC, Term Loan
5.500% 11/04/2021	39,900	40,382
IG Investments Holdings LLC, Term B Loan
6.000% 10/31/2021	49,872	50,174
Liquidnet Holdings, Inc., Term Loan
7.750% 05/22/2019	96,250	93,844
LTCG Holdings Corp., Initial Term Loan
6.000% 06/06/2020	76,250	68,816
NXT Capital, Inc. (NXT Capital LLC), Facility Term Loan
6.250% 09/04/2018	98,995	99,490
RCS Capital Corp., First Lien Term Loan
6.500% 04/29/2019	102,342	100,967

74 | April 30, 2015

ALPS | Westport Resources Hedged High Income Fund
Statement of Investments	April 30, 2015 (Unaudited)

	Principal	Value
	Amount	(Note 2)
Financials (continued)
Walter Investment Management Corp., Tranche B Term Loan
4.750% 12/18/2020	$61,843	$59,273
Total Financials		809,012

Industrials (2.58%)
C.H.I. Overhead Doors, Inc., First Lien Term Loan
5.500% 03/18/2019	46,987	47,075
Distribution International, Inc., Term Loan
6.000% 12/15/2021	33,000	33,206
Dynacast International LLC, Term Loan
5.250% 01/28/2022	25,000	25,354
Mirion Technologies (GDS), Inc. (fka Global Dosimetry Solutions, Inc.), Term Loan
5.750% 03/31/2022	29,000	29,190
NN, Inc., Loan
6.000% 08/27/2021	36,009	36,294
NVLX Acquisition LLC, Second Lien Closing Date Term Loan
9.750% 06/05/2022	51,000	51,638
Pelican Products, Inc., Second Lien Term Loan
9.250% 04/09/2021	150,000	149,438
Quality Home Brands Holdings LLC, First Lien Initial Term Loan
7.750% 12/17/2018	49,375	49,560
U.S. Farathane LLC, Initial Term Loan
6.750% 12/23/2021	45,288	45,910
U.S. Shipping Corp. (fka U.S. Shipping Partners LP), Tranche B-1 Term Loan
5.500% 04/30/2018	53,617	53,528
Total Industrials		521,193
Technology (2.61%)
Novetta LLC, Initial Term Loan
6.000% 10/02/2020	50,745	50,745
P2 Lower Acquisition LLC, First Lien Initial Term Loan
5.500% 10/22/2020	89,565	89,901
QBS Holding Company, Term Loan
5.750% 08/07/2021	199,500	196,009
Regit Eins GmbH (TV Borrower US LLC), First Lien Dollar Term Loan
6.000% 01/08/2021	99,500	98,692

	Principal	Value
	Amount	(Note 2)
Technology (continued)
Stratus Technologies Bermuda Ltd. (Stratus Technologies, Inc.), Inc., Initial Term Loan
6.000% 04/28/2021	$22,988	$22,959
Vencore, Inc. (fka SI Organization, Inc.), First Lien Initial Term Loan
5.750% 11/23/2019	68,970	69,539
Total Technology		527,845
TOTAL BANK LOANS (Cost $5,743,625)		5,762,769

CONVERTIBLE CORPORATE BONDS (5.05%)
Communications (3.44%)
Alaska Communications Systems Group, Inc., Conv. Sub. Notes
6.250% 05/01/2018	250,000	251,407
TeleCommunication Systems, Inc., Conv. Sr. Unsec. Notes
7.750% 06/30/2018	450,000	443,250
Total Communications		694,657
Financials (1.61%)
Pinetree Capital Ltd., Conv. Sub. Notes
10.000% 05/31/2016	450,000	326,357

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $1,053,458)		1,021,014

CORPORATE BONDS (43.78%)
Basic Materials (3.01%)
American Gilsonite Co., Second Lien Notes
11.500% 09/01/2017 (c)	500,000	437,500
Eco Services Operations LLC/Eco Finance Corp., Sr. Unsec. Notes
8.500% 11/01/2022 (c)	26,000	26,650
FMG Resources August 2006 Pty Ltd., Sec. Notes
9.750% 03/01/2022 (c)	40,000	41,400
Ryerson, Inc. / Joseph T. Ryerson & Son Inc., First Lien Notes
9.000% 10/15/2017	100,000	101,945
Total Basic Materials		607,495
Communications (5.33%)
Broadview Networks Holdings, Inc., Sec. Notes
10.500% 11/15/2017	500,000	482,500
iHeartCommunications, Inc., First Lien Notes
9.000% 12/15/2019	75,000	74,437

75 | April 30, 2015

ALPS | Westport Resources Hedged High Income Fund
Statement of Investments	April 30, 2015 (Unaudited)

	Principal	Value
	Amount	(Note 2)
Communications (continued)
Interactive Network, Inc. / FriendFinder Networks, Inc., First Lien Notes
14.000% 12/20/2018	$240,504	$182,783
Sprint Communications, Inc., Sr. Unsec. Notes
7.000% 08/15/2020	125,000	127,188
Visant Corp., Sr. Unsec. Notes
10.000% 10/01/2017	100,000	87,750
Windstream Corp., Sr. Unsec. Notes
7.750% 10/01/2021	125,000	123,438
Total Communications		1,078,096
Consumer, Cyclical (7.66%)
Boardriders SA, Sr. Unsec. Notes, Series REGS
8.875% 12/15/2017 (d)	390,000	414,921
Bon-Ton Department Stores, Inc., Second Lien Notes
10.625% 07/15/2017	115,000	115,000
Caesars Entertainment Operating Co., Inc., Sr. Unsec. Notes
10.750% 02/01/2016 (e)	250,000	63,750
K Hovnanian Enterprises, Inc., Sr. Unsec. Notes
8.000% 11/01/2019 (c)	55,000	53,625
KB Home, Sr. Unsec. Notes
8.000% 03/15/2020	100,000	111,000
MGM Resorts International, Sr. Unsec. Notes
5.250% 03/31/2020	100,000	102,750
Neebo, Inc., Sec. Notes
15.000% 06/30/2016 (c)	346,500	360,360
Tunica-Biloxi Gaming Authority, Sr. Unsec. Notes
9.000% 11/15/2015 (c)	400,000	222,000
United Airlines 2014-1 Class B Pass Through Trust, Second Lien Notes, Series B
4.750% 04/11/2022	100,000	103,750
Total Consumer, Cyclical		1,547,156
Consumer, Non-cyclical (2.74%)
American Achievement Corp., Second Lien Notes
10.875% 04/15/2016 (c)	170,000	169,150
Carolina Beverage Group LLC / Carolina Beverage Group Finance, Inc., Sec. Notes
10.625% 08/01/2018 (c)	103,000	100,940
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp., Second Lien Notes
8.125% 06/15/2021 (c)	100,000	101,750

	Principal	Value
	Amount	(Note 2)
Consumer, Non-cyclical (continued)
HJ Heinz Co., Second Lien Notes
4.875% 02/15/2025 (c)	$70,000	$76,615
JLL / Delta Dutch Pledgeco BV, PIK Sr. Unsec. Notes
8.750% 05/01/2020 (c)(f)	75,000	75,797
Lantheus Medical Imaging, Inc., Sr. Unsec. Notes
9.750% 05/15/2017	30,000	29,587
Total Consumer, Non-cyclical		553,839
Energy (6.69%)
Antero Resources Corp., Sr. Unsec. Notes
5.125% 12/01/2022	100,000	100,500
CrownRock LP / CrownRock Finance, Inc., Sr. Unsec.Notes
7.750% 02/15/2023 (c)	75,000	79,875
DCP Midstream LLC, Sr. Unsec. Notes
5.350% 03/15/2020 (c)	40,000	39,709
Diamond Offshore Drilling, Inc., Sr. Unsec. Notes
4.875% 11/01/2043	50,000	42,709
Endeavor Energy Resources LP / EER Finance, Inc., Sr. Unsec. Notes
8.125% 09/15/2023 (c)	65,000	67,762
EV Energy Partners LP / EV Energy Finance Corp., Sr. Unsec. Notes
8.000% 04/15/2019	35,000	34,125
ION Geophysical Corp., Second Lien Notes
8.125% 05/15/2018	560,000	439,600
Kinder Morgan Energy Partners LP, Sr. Unsec. Notes
5.400% 09/01/2044	100,000	98,717
Murray Energy Corp., Sec. Notes
11.250% 04/15/2021 (c)	65,000	66,300
Newfield Exploration Co., Sr. Unsec. Notes
5.375% 01/01/2026	20,000	20,900
Pioneer Energy Services Corp., Sr. Unsec. Notes
6.125% 03/15/2022	100,000	77,000
Polarcus Ltd., Sr. Unsec. Notes
8.000% 06/07/2018 (c)	400,000	142,000
Sunoco LP / Sunoco Finance Corp., Sr. Unsec. Notes
6.375% 04/01/2023 (c)	35,000	36,575
United Refining Co., First Lien Notes
10.500% 02/28/2018	100,000	106,210
Total Energy		1,351,982

76 | April 30, 2015

ALPS | Westport Resources Hedged High Income Fund
Statement of Investments	April 30, 2015 (Unaudited)

	Principal	Value
	Amount	(Note 2)
Financials (9.05%)
Aircastle Ltd., Sr. Unsec. Notes
5.500% 02/15/2022	$35,000	$37,450
Ally Financial, Inc., Sr. Unsec. Notes
3.750% 11/18/2019	130,000	129,623
Communications Sales & Leasing, Inc., First Lien Notes
6.000% 04/15/2023 (c)	27,000	27,176
Creditcorp, Sec. Notes
12.000% 07/15/2018 (c)	510,000	453,900
Fly Leasing Ltd., Sr. Unsec. Notes
6.375% 10/15/2021	200,000	201,500
Global Investments Group Finance Ltd., Sr. Unsec. Notes
11.000% 09/24/2017 (c)	400,000	412,000
Goldman Sachs Group, Inc., Jr. Sub. Notes, Series M
5.375% Perpetual Maturity (b)(g)	70,000	70,017
Goldman Sachs Group, Inc., Jr. Sub. Notes, Series L
5.700% Perpetual Maturity (b)(g)	100,000	100,875
Greystar Real Estate Partners LLC, Sec. Notes
8.250% 12/01/2022 (c)	55,000	58,437
JPMorgan Chase & Co., Jr. Sub. Notes, Series V
5.000% Perpetual Maturity (b)(g)	50,000	49,250
KKR Group Finance Co. III LLC, Sr. Unsec. Notes
5.125% 06/01/2044 (c)	75,000	76,554
Morgan Stanley, Jr. Sub. Notes, Series J
5.550% Perpetual Maturity (b)(g)	45,000	45,338
RHP Hotel Properties LP / RHP Finance Corp., Sr. Unsec. Notes
5.000% 04/15/2023 (c)	60,000	61,050
Wells Fargo & Co., Jr. Sub. Notes, Series S
5.900% Perpetual Maturity (b)(g)	100,000	105,000
Total Financials		1,828,170
Industrials (6.62%)
American Piping Products, Inc., Second Lien Notes
12.875% 11/15/2017 (c)	30,000	29,550

	Principal	Value
	Amount	(Note 2)
Industrials (continued)
CNH Industrial Capital LLC, Sr. Unsec. Notes
3.375% 07/15/2019 (c)	$85,000	$83,725
Congoleum Corp., PIK First Lien Notes
9.000% 12/31/2017 (f)(h)	350,000	262,500
CTP Transportation Products LLC / CTP Finance, Inc., Sec. Notes
8.250% 12/15/2019 (c)	100,000	106,500
Dispensing Dynamics International, Sec. Notes
12.500% 01/01/2018 (c)	115,000	121,612
Euramax International, Inc., First Lien Notes
9.500% 04/01/2016	34,000	32,470
Kratos Defense & Security Solutions, Inc., First Lien Notes
7.000% 05/15/2019	50,000	44,750
NCI Building Systems, Inc., Sr. Unsec. Notes
8.250% 01/15/2023 (c)	80,000	85,200
NCSG Crane & Heavy Haul Services, Second Lien Notes
9.500% 08/15/2019 (c)	190,000	128,725
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc., Sec. Notes
8.625% 06/01/2021 (c)	55,000	56,375
Tempel Steel Co., Sec. Notes
12.000% 08/15/2016 (c)	368,000	314,640
Vulcan Materials Co., Sr. Unsec. Notes
4.500% 04/01/2025	70,000	71,400
Total Industrials		1,337,447
Technology (2.68%)
DynCorp International, Inc., Sr. Unsec. Notes
10.375% 07/01/2017	325,000	279,500
First Data Corp., Sr. Unsec. Notes
12.625% 01/15/2021	150,000	177,450
MSCI, Inc., Sr. Unsec. Notes
5.250% 11/15/2024 (c)	20,000	20,850
Seagate HDD Cayman, Sr. Unsec. Notes
5.750% 12/01/2034 (c)	60,000	63,675
Total Technology		541,475
TOTAL CORPORATE BONDS (Cost $9,887,350)		8,845,660

77 | April 30, 2015

ALPS | Westport Resources Hedged High Income Fund
Statement of Investments	April 30, 2015 (Unaudited)

	Principal	Value
	Amount	(Note 2)
MORTGAGE BACKED SECURITIES (12.46%)
American Homes 4 Rent, Series 2014-SFR1
3.500% 06/17/2016 (b)(c)	$150,000	$148,868
American Homes 4 Rent, Series 2014-SFR2
6.231% 10/17/2024 (c)	100,000	108,966
American Residential Properties Trust, Series 2014-SFR1
4.082% 09/17/2016 (b)(c)	100,000	101,898
4.588% 09/17/2016 (b)(c)	100,000	101,312
Invitation Homes Trust, Series 2013-SFR1
2.900% 12/17/2015 (b)(c)	100,000	99,799
Invitation Homes Trust, Series 2014-SFR2
3.572% 09/17/2016 (b)(c)	100,000	101,235
Citigroup Commercial Mortgage Trust, Series 2014-GC25
3.548% 10/10/2024 (c)	100,000	85,551
Colony American Homes, Series 2014-1A
3.050% 05/17/2017 (b)(c)	125,000	125,045
COMM Mortgage Trust, Series 2014-CR17
4.800% 05/10/2024 (b)(c)	207,000	204,413
Countrywide Alternative Loan Trust, Series 2006-6CB
5.750% 05/25/2036	268,877	223,181
Fannie Mae Connecticut Avenue Securities, Series 2014-C03
3.181% 07/25/2024 (b)	100,000	95,928
Fannie Mae Connecticut Avenue Securities, Series 2014-C02
2.770% 05/25/2024 (b)	50,000	46,679
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN4
4.705% 10/25/2024 (b)	250,000	261,733
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN1
4.681% 02/25/2024 (b)	250,000	264,336
Invitation Homes Trust, Series 2014-SFR1
3.912% 06/17/2016 (b)(c)	200,000	201,534
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16
4.758% 06/15/2024 (b)(c)	100,000	97,830
Popular ABS Mortgage Pass-Through Trust, Series 2005-6
5.680% 01/25/2036 (b)	42,740	40,710

	Principal	Value
	Amount	(Note 2)
Wells Fargo Commercial Mortgage Trust, Series 2015-C27
3.768% 03/15/2025 (c)	$100,000	$87,204
WFRBS Commercial Mortgage Trust, Series 2014-LC14
4.586% 02/15/2024 (b)(c)	125,000	120,015

TOTAL MORTGAGE BACKED SECURITIES (Cost $2,417,313)		2,516,237

SHORT TERM SECURITIES (0.25%)
Government (0.25%)
U.S. Treasury Bills Discounted Notes,
09/24/2015(i)(j) 0.034%	50,000	49,995

TOTAL GOVERNMENT		49,995

TOTAL SHORT TERM SECURITIES (Cost $49,976)		49,995

TOTAL INVESTMENTS (91.79%) (Cost $19,541,549)		$18,545,455

Other Assets In Excess Of Liabilities (8.21%)		1,658,292	(k)

NET ASSETS (100.00%)		$20,203,747

(a)	Non-Income Producing Security.
(b)	Floating or variable rate security. Interest rate disclosed is that which is in effect at April 30, 2015.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,781,647, which represents approximately 28.62% of net assets as of April 30, 2015.
(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2015 the aggregate market value of those securities was $414,921, representing 2.05% of net assets.
(e)	Security is in default and therefore is non-income producing.
(f)	Payment in-kind security.
(g)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

78 | April 30, 2015

ALPS | Westport Resources Hedged High Income Fund
Statement of Investments	April 30, 2015 (Unaudited)

(h)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(i)	All or a portion of the security is pledged as collateral on futures. The aggregate market value of the collateralized securities totals $49,995 as of April 30, 2015. See Note 3 in Notes to Financial Statements.
(j)    Rate shown represents the bond equivalent yield to maturity at date of purchase.
(k)	Portion of Assets in Excess of Liabilities is held as collateral for futures contracts and credit default swap contracts in the amount of $190,241. See Note 3 in the Notes to Financial Statements.

Common Abbreviations:
aka - Also known as.
BV - Besloten Vennootschap is the Dutch term for private limited liability company.
Conv. - Convertible. fka - Formerly known as.
GmbH - Gesellschaft mit beschränkter Haftungis the German term for limited liability company.
Jr. Sub. - Junior Subordinated.
LLC - Limited Liability Company.
LP - Limited Partnership.
Ltd. - Limited.
PIK - Payment in-kind. Pty. - Proprietary.
SA - Generally designates corporations in various countries, mostly those employing the civil law.
Sec. - Secured.
Sr. Unsec. - Senior Unsecured.
Sub. - Subordinated.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

79 | April 30, 2015

ALPS | Westport Resources Hedged High Income Fund
Statement of Investments	April 30, 2015 (Unaudited)

FUTURES CONTRACTS

			Expiration	Value	Unrealized
Description	Position	Contracts	Date	(Note 2)	Appreciation
Euro - Bund Future	Short	(5)	06/09/15	$(783,500)	$7,738
				$(783,500)	$7,738

			Expiration	Value	Unrealized
Description	Position	Contracts	Date	(Note 2)	Depreciation
10 Year USD Deliverable Interest Rate Swap Future	Short	(9)	06/16/15	$(947,953)	$(19,319)
5 Year USD Deliverable Interest Rate Swap Future	Short	(15)	06/16/15	(1,542,891)	(24,177)
CME Ultra Long Term U.S. Treasury Bond Future	Long	1	06/22/15	164,500	(4,128)
U.S. 10 Year Treasury Note Future	Long	19	06/22/15	2,439,125	(2,986)
U.S. 5 Year Treasury Note Future	Short	(25)	07/01/15	(3,003,320)	(24,572)
				$(2,890,539)	$(75,182)

CREDIT DEFAULT SWAP CONTRACTS

		Buy Credit	Notional	Rate Received	Termination	Upfront	Unrealized
	Referenced Obligation	Protection	Amount	by Fund	Date	Payment Paid	Depreciation
	CDX North American High
Centrally cleared swap	Yield Index Series 23	Buy	$ 980,000	5.00%	12/20/19	$(53,400)	$(27,745)
TOTAL						$(53,400)	$(27,745)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
	Foreign	Contracted	Purchase/Sale	Settlement	Current	Appreciation/
Counterparty	Currency	Amount*	Contract	Date	Value	(Depreciation)
State Street Bank &
Trust Co.	CAD	160,000	Sale	06/04/15	$132,550	$424
						$424

State Street Bank &
Trust Co.	EUR	185,000	Sale	06/04/15	$207,825	$(2,456)
						$(2,456)

See Notes to Financial Statements.

80 | April 30, 2015

ALPS | Westport Resources Hedged High Income Fund
Statement of Assets and Liabilities	April 30, 2015 (Unaudited)

ASSETS
Investments, at value	$18,545,455
Cash	1,367,835
Unrealized appreciation on forward foreign currency contracts	424
Receivable for investments sold	276,491
Receivable for variation margin	7,738
Cash collateral pledged for futures contracts (Note 3)	77,123
Cash collateral pledged for credit default swap contracts (Note 3)	113,118
Interest receivable	338,811
Prepaid expenses and other assets	39,178
Total Assets	20,766,173
LIABILITIES
Payable for investments purchased	331,200
Payable for variation margin	75,182
Payable due to broker for credit default swap contracts	53,400
Unrealized depreciation on credit default swap contracts	27,745
Unrealized depreciation on forward foreign currency contracts	2,456
Investment advisory fees payable	15,718
Administration and transfer agency fees payable	6,529
Distribution and services fees payable	6,335
Professional fees payable	15,907
Accrued expenses and other liabilities	27,954
Total Liabilities	562,426
NET ASSETS	$20,203,747
NET ASSETS CONSIST OF
Paid-in capital	$21,377,932
Accumulated net investment loss	(2,750)
Accumulated net realized loss on investments, futures contracts, credit default swap contracts and foreign currency transactions	(78,200)
Net unrealized depreciation on investments, futures contracts, credit default swap contracts and translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	(1,093,235)
NET ASSETS	$20,203,747
INVESTMENTS, AT COST	$19,541,549

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$9.57
Net Assets	$2,971,542
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	310,485
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$10.13
Class C:
Net Asset Value, offering and redemption price per share(a)	$9.57
Net Assets	$1,092,619
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	114,194
Class I:
Net Asset Value, offering and redemption price per share	$9.57
Net Assets	$16,139,586
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,686,811

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

81 | April 30, 2015

ALPS | Westport Resources Hedged High Income Fund
Statement of Operations	For the Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME
Interest and other income	$904,963
Total Investment Income	904,963

EXPENSES
Investment advisory fees	239,039
Administrative fees	32,574
Transfer agency fees	363
Distribution and service fees
Class A	7,031
Class C	6,404
Professional fees	11,619
Networking fees
Class I	8,579
Reports to shareholders and printing fees	3,828
State registration fees	18,201
SEC registration fees	967
Insurance fees	164
Custody fees	8,378
Trustees’ fees and expenses	358
Offering costs	12,451
Miscellaneous expenses	13,504
Total Expenses	363,460
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(19,563)
Class C	(7,176)
Class I	(104,842)
Net Expenses	231,879
Net Investment Income	673,084
Net realized loss on investments	(36,205)
Net realized loss on futures contracts	(70,160)
Net realized gain on credit default swap	1,015
Net realized loss on foreign currency transactions	(1,532)
Net change in unrealized depreciation on investments	(437,405)
Net change in unrealized depreciation on futures contracts	(38,661)
Net change in unrealized depreciation on credit default swap	(17,071)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	(868)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(600,887)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,197

See Notes to Financial Statements.

82 | April 30, 2015

ALPS | Westport Resources Hedged High Income Fund
Statements of Changes in Net Assets

		For the Period
	For the Six Months	January 1, 2014
	Ended April 30, 2015	(Commencement) to
	(Unaudited)	October 31, 2014
OPERATIONS
Net investment income	$673,084	$774,512
Net realized gain/(loss) on investments, futures contracts and foreign currency transactions	(106,882)	138,936
Net change in unrealized depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	(494,005)	(599,230)
Net Increase in Net Assets Resulting from Operations	72,197	314,218

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(103,604)	(126,416)
Class C	(34,048)	(45,997)
Class I	(548,856)	(661,379)
Dividends to shareholders from net realized gains
Class A	(17,220)	–
Class C	(5,789)	–
Class I	(82,396)	–
Net Decrease in Net Assets from Distributions	(791,913)	(833,792)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	101,155	4,376,893
Class C	–	1,732,540
Class I	1,006,715	20,102,463
Dividends reinvested
Class A	104,982	84,424
Class C	39,837	33,245
Class I	621,587	450,245
Shares redeemed
Class A	(1,309,097)	(176,024)
Class C	(493,396)	(142,172)
Class I	(3,840,217)	(1,250,143)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(3,768,434)	25,211,471

Net increase/(decrease) in net assets	(4,488,150)	24,691,897

NET ASSETS
Beginning of period	24,691,897	–
End of period *	$20,203,747	$24,691,897
*Including accumulated net investment income/(loss) of:	$(2,750)	$10,674

See Notes to Financial Statements.

83 | April 30, 2015

ALPS | Westport Resources Hedged High Income Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

			For the Period
	For the Six		January 1, 2014
	Months Ended		(Commencement)
	April 30, 2015		to
	(Unaudited)		October 31, 2014
Net asset value, beginning of period	$9.86		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.28		0.36
Net realized and unrealized loss	(0.24)		(0.14)
Total from investment operations	0.04		0.22

DISTRIBUTIONS:
From net investment income	(0.29)		(0.36)
From net realized gains	(0.04)		–
Total distributions	(0.33)		(0.36)

Net (decrease) in net asset value	(0.29)		(0.14)
Net asset value, end of period	$9.57		$9.86
TOTAL RETURN(b)	0.45%		2.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,972		$4,190
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.50	%(c)	3.64	%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.39	%(c)	2.39	%(c)(d)
Ratio of net investment income to average net assets	5.81	%(c)	4.33	%(c)(d)
Portfolio turnover rate(e)	38%		108%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

84 | April 30, 2015

ALPS | Westport Resources Hedged High Income Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

			For the Period
	For the Six		January 1, 2014
	Months Ended		(Commencement)
	April 30, 2015		to
	(Unaudited)		October 31, 2014
Net asset value, beginning of period	$9.85		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25		0.31
Net realized and unrealized loss	(0.23)		(0.16)
Total from investment operations	0.02		0.15

DISTRIBUTIONS:
From net investment income	(0.26)		(0.30)
From net realized gains	(0.04)		–
Total distributions	(0.30)		(0.30)

Net (decrease) in net asset value	(0.28)		(0.15)
Net asset value, end of period	$9.57		$9.85
TOTAL RETURN(b)	0.26%		1.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,093		$1,587
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.11	%(c)	4.25	%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.99	%(c)	2.99	%(c)(d)
Ratio of net investment income to average net assets	5.26	%(c)	3.70	%(c)(d)
Portfolio turnover rate(e)	38%		108%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

85 | April 30, 2015

ALPS | Westport Resources Hedged High Income Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

			For the Period
	For the Six		January 1, 2014
	Months Ended		(Commencement)
	April 30, 2015		to
	(Unaudited)		October 31, 2014
Net asset value, beginning of period	$9.85		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30		0.38
Net realized and unrealized loss	(0.24)		(0.14)
Total from investment operations	0.06		0.24

DISTRIBUTIONS:
From net investment income	(0.30)		(0.39)
From net realized gains	(0.04)		–
Total distributions	(0.34)		(0.39)

Net (decrease) in net asset value	(0.28)		(0.15)
Net asset value, end of period	$9.57		$9.85
TOTAL RETURN(b)	0.75%		2.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$16,140		$18,915
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.21	%(c)	3.39	%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.99	%(c)	1.99	%(c)(d)
Ratio of net investment income to average net assets	6.26	%(c)	4.59	%(c)(d)
Portfolio turnover rate(e)	38%		108%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

86 | April 30, 2015

ALPS | WMC Research Value Fund
Management Commentary	April 30, 2015 (Unaudited)

Market Commentary
US equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24. The period began strong with stocks rallying in early November on the heels of positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the US Senate. Stocks pulled back slightly near month-end, led by weakness in the energy sector associated with the significant decline in oil prices. In December, US stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January, which was the worst monthly return for US stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to currency headwinds and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potential currency- and oil-related earnings headwinds, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the US Federal Reserve’s hesitation to raise rates as US domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing US stocks to end the period with modest gains. Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks.

Within the Russell 1000 Value Index, eight of ten sectors posted positive returns during the period, with the consumer discretionary and health care sectors gaining the most. Energy and utilities were the only two sectors that posted negative returns during the period.

Fund Review
The Fund outperformed its benchmark for the period, on a gross of fee basis, posting positive relative results in six out of ten broad market sectors. Overall, stock selection was additive relative to the Russell 1000 Value Index, as decisions in consumer staples, energy, financials, and information technology more than offset weak stock selection in consumer discretionary and industrials.

Top contributors to relative performance included Dollar Tree (consumer discretionary), Lowe’s (consumer discretionary), and Equifax (industrials). Our position in Dollar Tree, a US-based discount retailer, contributed to relative performance as the company reported third quarter earnings that beat analyst estimates. We eliminated our position in Dollar Tree during the period. Lowe’s, US-based home improvement retailer, saw its shares rise after the company reported better-than-expected third quarter earnings results and raised full-year guidance. Our position in Equifax, a consumer credit reporting agency, contributed to relative performance as shares rose during the period after the company reported fourth quarter earnings that were in-line with analyst estimates, while the company’s revenues increased on a year over year basis. The company also provided encouraging guidance for the first quarter, which was viewed favorably by investors.

Detractors from relative performance for the period included Halliburton (energy), Microsoft (information technology), and Chevron (energy). Shares of Halliburton, a global oilfield services company, fell during the period amid the precipitous drop in oil prices, which will likely impact demand for Halliburton’s services. However, we believe Halliburton’s large exposure to North America positions the company well relative to others in the industry. We also think the company will benefit from the Baker Hughes acquisition. Therefore, we continue to own the stock. Shares of Microsoft, a US-based developer of a range of software products and services, declined after the company reported earnings that were slightly below estimates and showed that profits were undercut by its Nokia business segment, weak PC sales, and FX headwinds. Chevron, a US-based integrated oil and gas company, underperformed as declining oil prices have had a major negative effect on the stock. Not owning Pfizer, a large US pharmaceutical company that had strong performance over the period, also detracted from relative performance during the period.

Strategy and Outlook
The portfolio takes predominantly a bottom-up approach to investing, with value-added primarily from stock selection. As a result, we maintain industry neutrality in relation to the benchmark and do not take sector bets. At the security level, however, we do take active positions which reflect our outlook for a specific company.

Several of our top overweight positions at the end of the period were within the financials sector. Our team recently visited the Division of Banking Supervision and Regulation at the Fed and believes that US banks will continue to be held to a higher standard than most of the rest of the world. The good news is that US bank balance sheets are already very strong given post-crisis capital raises. We are focused on profitable regional banks, and also see opportunities with megabanks that trade at a steep discount to their regional counterparts particularly those that would likely benefit from eventual steepening in the yield curve.

One of the top overweights within financials at the end of the period was Citigroup, a global diversified financial services holding company who offers its consumers a wide range of financial products and services. We believe that over time, the company could achieve considerable returns on tangible equity (ROTE) by shedding non-core assets and improving its operating structure.

Another top overweight was Santander Consumer. Santander Consumer is a specialized consumer finance company focused on vehicle finance and other unsecured consumer lending products. Although regulatory headwinds still subsist on the business, we believe recent stabilization of credit quality should enable the company to resume earnings growth and maintain a positive outlook on this stock. We believe the business model will become less capital intensive and returns on investment will improve. Lastly, we find the company’s valuation to be compelling.

87 | April 30, 2015

ALPS | WMC Research Value Fund
Management Commentary	April 30, 2015 (Unaudited)

Within the information technology sector, corporate spending on storage, security, software and networking remains strong in the US. While cyclical spending improves, we continue to look for opportunities amid secular shifts towards internet cloud based software solutions and greater monetization of mobile platforms. Among individual holdings in this sector, we have a positive view on Apple. Apple is a designer, manufacturer, and marketer of mobile communication and media devices. We were overweight Apple at the end of the period as we believe the market underestimates the strength of the company’s product cycle which we expect should have a positive effect on margins as an increasing number of users of other phones switch to Apple products.

Effective February 28, 2014 the Fund’s Board approved the transition from Wellington Management’s Disciplined US Value strategy to their Research Value strategy. Similar to Disciplined US Value, the Research Value approach seeks to achieve long-term total return in excess of the Russell 1000 Value Index by investing primarily in value oriented equity securities of US companies, emphasizing those with above-average potential for capital appreciation. The Research Value approach employs fundamental, bottom-up security analysis.

The Research Value portfolio consists of multiple subportfolios, each of which is actively managed by one or more of Wellington Management’s Global Industry Analysts. The allocation of assets to the subportfolios corresponds to the relative weights of the analysts’ coverage universes within the index. In addition, individual analysts have developed investment frameworks that have proven most relevant to their particular philosophy, process, and industry. Thus, the portfolio combines a blend of investment disciplines, which we believe diversifies investment style risk. The portfolio is rebalanced regularly to maintain industry weights that are close to the index and to maintain style diversification.

Cheryl M. Duckworth, CFA
Senior Managing Director and Associate Director, Global Industry Research

Mark Mandel, CFA
Senior Managing Director and Director, Global Industry Research

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor Wellington Management Company, LLP accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

88 | April 30, 2015

ALPS | WMC Research Value Fund
Performance Update	April 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2015)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2015)

	6 Month	1 Year	5 Year	10 Year	Total Expense Ratio	What You Pay*
Class A (NAV)	4.35%	9.78%	13.09%	7.28%	1.48%	1.40%
Class A (MOP)	-1.39%	3.77%	11.82%	6.67%
Class C (NAV)	4.03%	8.97%	12.28%	6.49%	2.24%	2.15%
Class C (CDSC)	3.10%	7.99%	12.28%	6.49%
Class I	4.52%	10.07%	13.38%	7.50%	1.23%	1.15%
Russell 1000® Value Index[1]	2.89%	9.31%	13.39%	7.51%
S&P 500® Total Return Index[2]	4.40%	12.98%	14.33%	8.32%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

89 | April 30, 2015

ALPS | WMC Research Value Fund
Performance Update	April 30, 2015 (Unaudited)

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Class A shares, calculated using the fees and expenses of Class C shares.

Effective February 28, 2014 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.

The performance shown for the ALPS | WMC Research Value Fund (the “Fund”) for periods prior to August 29, 2009, reflects the performance of the Activa Mutual Funds Trust – Activa Value Fund (as result of a prior reorganization of Activa Mutual Funds Trust – Activa Value Fund into the Fund).

[1]	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 29, 2016. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Wells Fargo & Co.	3.63%
Citigroup, Inc.	3.38%
Cisco Systems, Inc.	2.03%
American International Group, Inc.	2.01%
Merck & Co., Inc.	2.01%
Medtronic PLC	1.98%
The PNC Financial Services Group, Inc.	1.92%
Mondelez International, Inc., Class A	1.84%
Exxon Mobil Corp.	1.70%
Chevron Corp.	1.68%
Top Ten Holdings	22.18%

†	Holdings are subject to change. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

90 | April 30, 2015

ALPS | WMC Research Value Fund
Statement of Investments	April 30, 2015 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (99.28%)
Consumer Discretionary (6.89%)
Automobiles & Components (0.59%)
Harley‐Davidson, Inc.	10,965	$616,343

Consumer Durables & Apparel (0.24%)
Arctic Cat, Inc.	6,910	245,236

Consumer Services (0.75%)
Las Vegas Sands Corp.	4,680	247,478
Norwegian Cruise Line Holdings, Ltd.(a)	11,050	536,036
		783,514

Media (2.78%)
Comcast Corp., Class A	16,670	962,859
DreamWorks Animation SKG, Inc., Class A(a)	6,480	168,869
The Interpublic Group of
Companies., Inc.	17,920	373,453
Markit, Ltd.(a)	9,620	246,753
Twenty‐First Century Fox, Inc., Class A	22,233	757,700
The Walt Disney Co.	3,460	376,171
		2,885,805

Retailing (2.53%)
Advance Auto Parts, Inc.	6,846	978,978
CST Brands, Inc.	6,200	258,602
DSW, Inc., Class A	5,690	206,377
Liberty Interactive Corp., Class A(a)	7,270	209,085
Lowe’s Companies., Inc.	14,198	977,674
		2,630,716

TOTAL CONSUMER DISCRETIONARY		7,161,614

Consumer Staples (6.14%)
Food & Staples Retailing (1.72%)
CVS Health Corp.	13,865	1,376,656
Walgreens Boots Alliance, Inc.	4,960	411,333
		1,787,989

Food Beverage & Tobacco (2.78%)
Anheuser‐Busch InBev N.V., Sponsored ADR	2,155	258,686
Mondelez International, Inc., Class A	49,769	1,909,636
Post Holdings, Inc.(a)	11,505	540,045
TreeHouse Foods, Inc.(a)	2,230	181,210
		2,889,577

	Shares	Value (Note 2)
Household & Personal Products (1.64%)
Avon Products, Inc.	52,175	$426,270
Coty, Inc., Class A	24,409	583,619
The Estee Lauder Companies., Inc., Class A	6,622	538,302
Nu Skin Enterprises, Inc., Class A	2,730	154,382
		1,702,573

TOTAL CONSUMER STAPLES		6,380,139

Energy (11.91%)
Energy (11.91%)
Anadarko Petroleum Corp.	9,900	931,590
Chevron Corp.	15,692	1,742,754
Cobalt International Energy, Inc.(a)	90,195	965,087
CONSOL Energy, Inc.	8,980	291,670
Enbridge, Inc.	3,040	159,083
EOG Resources, Inc.	8,814	872,145
Exxon Mobil Corp.	20,238	1,768,194
Halliburton Co.	4,793	234,617
Hess Corp.	6,750	519,075
Kinder Morgan, Inc.	5,210	223,770
Marathon Oil Corp.	15,272	474,959
Patterson‐UTI Energy, Inc.	12,500	279,375
Pioneer Natural Resources Co.	5,180	895,000
RPC, Inc.	2,650	42,162
Seadrill, Ltd.	4,090	53,538
Southwestern Energy Co.(a)	18,300	512,949
Tesco Corp.	11,740	150,976
TransCanada Corp.	15,080	700,014
Valero Energy Corp.	15,840	901,296
Whiting Petroleum Corp.(a)	12,100	458,711
The Williams Companies., Inc.	3,920	200,665

TOTAL ENERGY		12,377,630

Financials (32.02%)
Banks (11.46%)
Citigroup, Inc.	65,905	3,514,055
Citizens Financial Group, Inc.	34,400	896,120
Fifth Third Bancorp	56,860	1,137,200
M&T Bank Corp.	4,890	585,186
The PNC Financial Services Group, Inc.	21,790	1,998,797
Wells Fargo & Co.	68,420	3,769,942
		11,901,300

Diversified Financials (5.95%)
Ameriprise Financial, Inc.	6,913	866,061
BlackRock, Inc.	2,180	793,389
Invesco, Ltd.	10,020	415,028
Janus Capital Group, Inc.	12,130	217,127

91 | April 30, 2015

ALPS | WMC Research Value Fund
Statement of Investments	April 30, 2015 (Unaudited)

	Shares	Value (Note 2)
Diversified Financials (continued)
Legg Mason, Inc.	6,850	$360,652
MSCI, Inc.	3,120	190,913
Northern Trust Corp.	11,290	825,864
Raymond James Financial, Inc.	5,530	312,611
Santander Consumer USA Holdings, Inc.	69,130	1,706,820
TD Ameritrade Holding Corp.	4,090	148,262
UBS Group AG(a)	8,650	173,606
WisdomTree Investments, Inc.	9,160	174,406
		6,184,739

Insurance (9.28%)
The Allstate Corp.	10,800	752,328
American International Group, Inc.	37,120	2,089,485
Assured Guaranty, Ltd.	56,960	1,480,390
The Hartford Financial Services Group, Inc.	25,950	1,057,982
Marsh & McLennan Companies., Inc.	22,960	1,289,434
Principal Financial Group, Inc.	16,910	864,439
Prudential Financial, Inc.	9,124	744,518
XL Group PLC	36,790	1,364,173
		9,642,749

Real Estate (5.33%)
American Tower Corp.	2,410	227,817
AvalonBay Communities, Inc.	5,840	959,746
Douglas Emmett, Inc.	10,160	289,560
Essex Property Trust, Inc.	1,875	416,156
Federal Realty Investment Trust	4,814	643,487
Forest City Enterprises, Inc., Class A(a)	32,473	771,558
Health Care REIT, Inc.	8,220	592,004
InfraREIT, Inc.	1,790	55,830
MFA Financial, Inc.	29,610	230,070
Paramount Group, Inc.	15,210	278,647
Public Storage	950	178,515
SL Green Realty Corp.	7,310	894,452
		5,537,842

TOTAL FINANCIALS		33,266,630

Health Care (14.29%)
Health Care Equipment & Services (8.85%)
Abbott Laboratories	11,350	526,867
Aetna, Inc.	3,202	342,198
Boston Scientific Corp.(a)	57,090	1,017,344
Cigna Corp.	4,730	589,547
HCA Holdings, Inc.(a)	11,220	830,392
McKesson Corp.	2,741	612,339
Medtronic PLC	27,700	2,062,265
St Jude Medical, Inc.	11,900	833,595
Stryker Corp.	6,428	592,919
UnitedHealth Group, Inc.	10,500	1,169,700

	Shares	Value (Note 2)
Health Care Equipment & Services (continued)
Zimmer Holdings, Inc.	5,641	$619,607
		9,196,773

Pharmaceuticals, Biotechnology & Life Sciences (5.44%)
Actavis PLC(a)	4,441	1,256,181
Alkermes PLC(a)	4,260	235,876
Alnylam Pharmaceuticals, Inc.(a)	3,810	388,125
Bristol‐Myers Squibb Co.	26,354	1,679,541
Merck & Co., Inc.	35,072	2,088,888
		5,648,611

TOTAL HEALTH CARE		14,845,384

Industrials (8.35%)
Capital Goods (5.50%)
AECOM(a)	4,830	152,435
Caterpillar, Inc.	340	29,539
Danaher Corp.	11,870	971,915
Eaton Corp. PLC	5,540	380,764
General Dynamics Corp.	3,997	548,868
General Electric Co.	23,150	626,902
Honeywell International, Inc.	2,555	257,851
Illinois Tool Works, Inc.	3,870	362,155
Lockheed Martin Corp.	1,840	343,344
Luxfer Holdings PLC, ADR	36	463
Pentair PLC	4,260	264,759
Raytheon Co.	2,961	307,944
Textron, Inc.	3,660	160,967
United Technologies Corp.	8,582	976,202
WESCO International, Inc.(a)	4,560	328,958
		5,713,066

Commercial & Professional Services (1.48%)
Equifax, Inc.	2,889	280,031
Huron Consulting Group, Inc.(a)	1,530	92,749
ManpowerGroup, Inc.	4,870	415,557
Nielsen N.V.	16,778	754,003
		1,542,340

Transportation (1.37%)
Celadon Group, Inc.	2,190	56,589
CSX Corp.	11,040	398,434
FedEx Corp.	1,840	312,009
Kansas City Southern	450	46,120
Knight Transportation, Inc.	1,930	55,777
Landstar System, Inc.	3,310	206,246
United Continental Holdings, Inc.(a)	5,840	348,882
		1,424,057

TOTAL INDUSTRIALS		8,679,463

92 | April 30, 2015

ALPS | WMC Research Value Fund
Statement of Investments	April 30, 2015 (Unaudited)

	Shares	Value (Note 2)
Information Technology (9.30%)
Semiconductors & Semiconductor Equipment (3.01%)
Analog Devices, Inc.	1,500	$92,760
Applied Materials, Inc.	11,740	232,334
First Solar, Inc.(a)	6,100	363,987
Freescale Semiconductor, Ltd.(a)	15,740	615,277
Intel Corp.	47,974	1,561,554
SunEdison Semiconductor, Ltd.(a)	3,440	76,815
SunPower Corp.(a)	5,840	187,990
		3,130,717

Software & Services (2.08%)
Accenture PLC, Class A	1,374	127,301
Genpact, Ltd.(a)	14,370	314,128
Global Payments, Inc.	1,580	158,443
Google, Inc., Class A(a)	1,630	894,495
HomeAway, Inc.(a)	1,400	39,130
Microsoft Corp.	9,483	461,253
VeriFone Systems, Inc.(a)	4,555	162,932
		2,157,682

Technology Hardware & Equipment (4.21%)
Apple, Inc.	11,422	1,429,463
Arista Networks, Inc.(a)	3,130	200,351
Arrow Electronics, Inc.(a)	1,400	83,594
Cisco Systems, Inc.	73,320	2,113,816
Hewlett‐Packard Co.	7,600	250,572
Western Digital Corp.	3,070	300,062
		4,377,858

TOTAL INFORMATION TECHNOLOGY		9,666,257

Materials (3.49%)
Materials (3.49%)
Ball Corp.	3,900	286,299
Boise Cascade Co. (a)	5,700	197,790
Cabot Corp.	5,070	216,692
Celanese Corp., Series A	5,100	338,436
CRH PLC, Sponsored ADR	6,270	175,246
Crown Holdings, Inc.(a)	4,995	271,029
The Dow Chemical Co.	7,693	392,343
International Paper Co.	8,790	472,199
LyondellBasell Industries N.V., Class A	2,580	267,082
Martin Marietta Materials, Inc.	140	19,971
The Mosaic Co.	6,100	268,400
Nucor Corp.	1,980	96,743
Owens‐Illinois, Inc. (a)	5,150	123,136
Reliance Steel & Aluminum Co.	3,920	253,702
The Sherwin‐Williams Co.	800	222,400

	Shares	Value (Note 2)
Materials (continued)
Vulcan Materials Co.	250	$21,380

TOTAL MATERIALS		3,622,848

Utilities (6.89%)
Utilities (6.89%)
Ameren Corp.	8,850	362,319
American Electric Power Co., Inc.	2,817	160,203
American Water Works Co., Inc.	6,370	347,292
Dominion Resources, Inc.	6,255	448,358
DTE Energy Co.	5,290	421,243
Duke Energy Corp.	11,350	880,419
Edison International	7,340	447,300
Exelon Corp.	12,520	425,930
FirstEnergy Corp.	1,880	67,511
ITC Holdings Corp.	5,870	211,320
NextEra Energy, Inc.	12,207	1,232,053
NRG Energy, Inc.	5,895	148,790
PG&E Corp.	9,357	495,172
Pinnacle West Capital Corp.	5,850	358,020
Public Service Enterprise Group, Inc.	3,780	157,021
UGI Corp.	28,580	994,870

TOTAL UTILITIES		7,157,821

TOTAL COMMON STOCKS (Cost $90,866,090)		103,157,786

EXCHANGE TRADED FUNDS (0.29%)
iShares® Russell 1000® Value ETF	2,890	300,531

TOTAL EXCHANGE TRADED FUNDS (Cost $306,081)		300,531

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.06%)
Money Market Fund (0.06%)
Morgan Stanley Institutional Liquidity Fund ‐ Prime Portfolio	0.077%	60,491	60,491

TOTAL SHORT TERM INVESTMENTS (Cost $60,491)			60,491

93 | April 30, 2015

ALPS | WMC Research Value Fund
Statement of Investments	April 30, 2015 (Unaudited)

Value (Note 2)
TOTAL INVESTMENTS (99.63%) (Cost $91,232,662)	$103,518,808

Other Assets In Excess Of Liabilities (0.37%)	383,170

NET ASSETS (100.00%)	$103,901,978

(a)	Non-Income Producing Security.

Common Abbreviations:
ADR -	American Depositary Receipt.
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ETF -	Exchange Traded Fund.
Ltd. -	Limited.
N.V. -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC -	Public Limited Company.
REIT -	Real Estate Investment Trust.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

94 | April 30, 2015

ALPS | WMC Research Value Fund
Statement of Assets and Liabilities	April 30, 2015 (Unaudited)

ASSETS
Investments, at value	$103,518,808
Receivable for investments sold	674,982
Dividends receivable	66,857
Prepaid expenses and other assets	22,274
Total Assets	104,282,921
LIABILITIES
Payable for investments purchased	202,982
Payable for shares redeemed	47,521
Payable due to custodian ‐ overdraft	1,163
Investment advisory fees payable	75,424
Administration and transfer agency fees payable	19,366
Distribution and services fees payable	13,606
Trustees’ fees and expenses payable	27
Professional fees payable	10,046
Accrued expenses and other liabilities	10,808
Total Liabilities	380,943
NET ASSETS	$103,901,978
NET ASSETS CONSIST OF
Paid‐in capital	$69,880,545
Accumulated net investment income	101,198
Accumulated net realized gain on investments	21,634,089
Net unrealized appreciation on investments	12,286,146
NET ASSETS	$103,901,978
INVESTMENTS, AT COST	$91,232,662

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$11.77
Net Assets	$59,046,913
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,014,684
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$12.46
Class C:
Net Asset Value, offering and redemption price per share(a)	$11.56
Net Assets	$1,622,553
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	140,364
Class I:
Net Asset Value, offering and redemption price per share	$11.94
Net Assets	$43,232,512
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,621,989

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

95 | April 30, 2015

ALPS | WMC Research Value Fund
Statement of Operations	For the Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME
Dividends	$1,075,530
Foreign taxes withheld on dividends	(3,340)
Total Investment Income	1,072,190

EXPENSES
Investment advisory fees	496,795
Administrative fees	80,503
Transfer agency fees	9,591
Distribution and service fees
Class A	74,359
Class C	5,424
Professional fees	12,222
Reports to shareholders and printing fees	5,610
State registration fees	22,841
SEC registration fees	439
Insurance fees	611
Custody fees	3,364
Trustees’ fees and expenses	858
Miscellaneous expenses	5,594
Total Expenses	718,211
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(20,997)
Class C	(502)
Class I	(15,546)
Net Expenses	681,166
Net Investment Income	391,024
Net realized gain on investments	25,607,503
Net change in unrealized depreciation on investments	(21,486,731)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,120,772
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,511,796

See Notes to Financial Statements.

96 | April 30, 2015

ALPS | WMC Research Value Fund
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2015 (Unaudited)(a)	For the Fiscal Period Ended October 31, 2014(b)
OPERATIONS
Net investment income	$391,024	$310,060
Net realized gain on investments	25,607,503	5,958,826
Net change in unrealized depreciation on investments	(21,486,731)	(874,500)
Net Increase in Net Assets Resulting from Operations	4,511,796	5,394,386

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(280,500)	–
Class C	(1,366)	–
Class I	(222,337)	–
Dividends to shareholders from net realized gains
Class A	(5,704,627)	–
Class C	(35,924)	–
Class I	(4,142,646)	–
Net Decrease in Net Assets from Distributions	(10,387,400)	–

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	1,535,905	154,740
Class C	1,453,306	114,228
Class I	2,035,690	1,715,713
Dividends reinvested
Class A	5,488,048	–
Class C	19,609	–
Class I	4,362,161	–
Shares redeemed
Class A	(4,142,907)	(2,625,164)
Class C	(101,968)	–
Class I	(4,259,042)	(5,297,693)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	6,390,802	(5,938,176)

Net increase/(decrease) in net assets	515,198	(543,790)

NET ASSETS
Beginning of period	103,386,780	103,930,570
End of period *	$103,901,978	$103,386,780
*Including accumulated net investment income of:	$101,198	$214,377

(a)	Prior to February 28, 2015, the ALPS | WMC Research Value Fund was known as the ALPS | WMC Disciplined Value Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

97 | April 30, 2015

ALPS | WMC Research Value Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)(a)		For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(c)	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011(d)
Net asset value, beginning of period	$12.54		$11.92		$10.01	$8.42	$8.64	$7.43

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(e)	0.04		0.03		0.06	0.08	0.06	0.06
Net realized and unrealized gain/(loss)	0.45		0.59		2.09	1.61	(0.23)	1.22
Total from investment operations	0.49		0.62		2.15	1.69	(0.17)	1.28

DISTRIBUTIONS:
From net investment income	(0.06)		–		(0.11)	(0.10)	(0.05)	(0.07)
From net realized gains	(1.20)		–		(0.13)	–	–	–
Total distributions	(1.26)		–		(0.24)	(0.10)	(0.05)	(0.07)

Net increase/(decrease) in net asset value	(0.77)		0.62		1.91	1.59	(0.22)	1.21
Net asset value, end of period	$11.77		$12.54		$11.92	$10.01	$8.42	$8.64
TOTAL RETURN(f)	4.35%		5.20%		21.70%	20.17%	(1.81)%	17.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$59,047		$59,628		$59,069	$50,142	$44,989	$48,899
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.47	%(g)	1.48	%(g)	1.47%	1.51%	1.58%	1.71%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.40	%(g)	1.40	%(g)	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	0.65	%(g)	0.48	%(g)	0.52%	0.95%	0.83%	0.77%
Portfolio turnover rate(h)	75%		13%		19%	34%	46%	44%

(a)	Prior to February 28, 2015, the ALPS | WMC Research Value Fund was known as the ALPS | WMC Disciplined Value Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Prior to August 31, 2012, the ALPS | WMC Disciplined Value Fund was known as the ALPS | WMC Value Intersection Fund.
(d)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund (as a result of the reorganization of Activa Mutual Funds Trust - Activa Value Fund into the fund).
(e)	Calculated using the average shares method.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

98 | April 30, 2015

ALPS | WMC Research Value Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)(a)		For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(c)	For the Year Ended April 30, 2012	For the Period July 2, 2010 (Incpetion)to April 30, 2011(d)
Net asset value, beginning of period	$12.36		$11.80		$9.93	$8.39	$8.62	$6.40

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(e)	(0.01)		(0.02)		(0.02)	0.02	(0.01)	(0.01)
Net realized and unrealized gain/(loss)	0.46		0.58		2.08	1.57	(0.20)	2.27
Total from investment operations	0.45		0.56		2.06	1.59	(0.21)	2.26

DISTRIBUTIONS:
From net investment income	(0.05)		–		(0.06)	(0.05)	(0.02)	(0.04)
From net realized gains	(1.20)		–		(0.13)	–	–	–
Total distributions	(1.25)		–		(0.19)	(0.05)	(0.02)	(0.04)

Net increase/(decrease) in net asset value	(0.80)		0.56		1.87	1.54	(0.23)	2.22
Net asset value, end of period	$11.56		$12.36		$11.80	$9.93	$8.39	$8.62
TOTAL RETURN(f)	4.03%		4.75%		20.97%	19.07%	(2.45)%	35.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,623		$257		$133	$100	$79	$14
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.24	%(g)	2.24	%(g)	2.22%	2.26%	2.38%	2.49	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.15	%(g)	2.15	%(g)	2.15%	2.15%	2.15%	2.15	%(g)
Ratio of net investment income/(loss) to average net assets	(0.14	)%(g)	(0.30	)%(g)	(0.23)%	0.19%	(0.16)%	(0.09	)%(g)
Portfolio turnover rate(h)	75%		13%		19%	34%	46%	44	%(i)

(a)	Prior to February 28, 2015, the ALPS | WMC Research Value Fund was known as the ALPS | WMC Disciplined Value Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Prior to August 31, 2012, the ALPS | WMC Disciplined Value Fund was known as the ALPS | WMC Value Intersection Fund.
(d)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund (as a result of the reorganization of Activa Mutual Funds Trust - Activa Value Fund into the fund).
(e)	Calculated using the average shares method.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.
(i)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2011.

See Notes to Financial Statements.

99 | April 30, 2015

ALPS | WMC Research Value Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)(a)		For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(c)	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011(d)
Net asset value, beginning of period	$12.69		$12.05		$10.10	$8.49	$8.71	$7.48

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(e)	0.05		0.05		0.09	0.11	0.09	0.07
Net realized and unrealized gain/(loss)	0.46		0.59		2.12	1.61	(0.24)	1.24
Total from investment operations	0.51		0.64		2.21	1.72	(0.15)	1.31

DISTRIBUTIONS:
From net investment income	(0.06)		–		(0.13)	(0.11)	(0.07)	(0.08)
From net realized gains	(1.20)		–		(0.13)	–	–	–
Total distributions	(1.26)		–		(0.26)	(0.11)	(0.07)	(0.08)

Net increase/(decrease) in net asset value	(0.75)		0.64		1.95	1.61	(0.22)	1.23
Net asset value, end of period	$11.94		$12.69		$12.05	$10.10	$8.49	$8.71
TOTAL RETURN(f)	4.52%		5.31%		22.11%	20.43%	(1.62)%	17.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$43,233		$43,502		$44,729	$39,417	$34,636	$29,251
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.22	%(g)	1.23	%(g)	1.22%	1.26%	1.33%	1.46%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(g)	1.15	%(g)	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	0.90	%(g)	0.74	%(g)	0.77%	1.20%	1.08%	0.95%
Portfolio turnover rate(h)	75%		13%		19%	34%	46%	44%

(a)	Prior to February 28, 2015, the ALPS | WMC Research Value Fund was known as the ALPS | WMC Disciplined Value Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Prior to August 31, 2012, the ALPS | WMC Disciplined Value Fund was known as the ALPS | WMC Value Intersection Fund.
(d)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund (as a result of the reorganization of Activa Mutual Funds Trust - Activa Value Fund into the fund).
(e)	Calculated using the average shares method.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

100 | April 30, 2015

Clough China Fund
Management Commentary	April 30, 2015 (Unaudited)

The Clough China Fund Class A NAV gained 21.99% for the six month period ending April 30, 2015 and 38.36% for the one year period ending April 30, 2015 while the MSCI China index soared 29.61% and 48.06%, respectively, as China was one of the best performing markets in the world during the past year.

Chinese equities emerged from a long sleep of some seven to eight years and promptly jumped to levels not reached since their previous record high in 2007. The spectacular revival took place with heavy trading volume mostly over the last 6 months, from November 2014 to April 2015.  In a way this has been a very “classic” rally since it is liquidity driven. It has also been typically Chinese, by the surprising violence and speed of the move and the dramatic change in investor sentiment as economic reforms encouraged flows into equity markets. Therefore and to paraphrase official vocabulary, it is a rally “with Chinese characteristics”.

Liquidity came from the combination of a shift in the People’s Bank of China (PBoC) monetary policy stance from a “neutral” stance to active easing with the first interest rate cut on November 21st and a strong inflow from Mainland China into Hong Kong-listed Chinese equities (known as H shares).

Mainland Chinese investors first began buying H-shares in Hong Kong after the launch of the Hong Kong – Shanghai Connect system in November. This program initially involved only Mainland retail investors with more than Renminbi (“Rmb”) 500,000 (about USD 81,000) in their brokerage accounts. The system was expanded on March 27th, when Chinese mutual funds were allowed to participate and Chinese individual investors were authorized to open up to 20 accounts at brokerage houses from only one before. These measures were clearly designed to encourage investors to invest in the cheaper H-share market and relieve some upside pressure to China’s strong domestic market. The inflows have been so significant that the Hong Kong Monetary Authority (HKMA) has had to intervene several times in foreign exchange markets to buy the U.S. dollar (and sell the Hong Kong dollar) in order to maintain the Hong Kong currency within the limits of  its USD peg.

Mainland Chinese investors were attracted to Hong Kong at least partially because Hong Kong listed stocks were trading at a very large discount (around 40%) to their counterparts listed in Shanghai and Shenzhen. They also found that the Hong Kong exchange was rich with listed companies in sectors not well represented in the mainland markets, such as renewable energy, environmental services, internet and pharmaceuticals. Anecdotally it appeared that much of the investor interest has been in those high growth segments.

The November rate cut (40 basis points1 or “bps”) proved to be only the beginning of China’s monetary easing cycle as the government intensified efforts to prevent economic growth from slowing further. Indeed, the PBoC decided a second rate cut (25 bps) at the end of February 2015 and a third one (25 bps again) on May 11th. In the meantime, the commercial banks’ required reserve ratio (RRR) was trimmed twice, once in February and again in April 2015 with additional RRR cuts targeted for qualified banks with high exposure to rural regions. At the same time, the government announced new measures which were seen as the start of a “de-risking” process of the financial system.  For instance, the PBoC recapitalized two policy banks, the China Development Bank and the Export- Import Bank, with $62 billion, with funds taken from China’s massive $3.7 trillion foreign exchange reserves. To further tackle the issue of local government debts, the Ministry of Finance allowed a swap of $160 billion of high rate local government debts for lower cost bonds and declared that local government debts were now qualified as collateral for the Central Bank’s open market operations and interbank borrowings.

On the macro economic front, China’s economic growth remained stuck around 7% – an area that obviously fails to excite international investors. GDP (Gross Domestic Product) increased 7.4% for the full year 2014, which was slightly above consensus, though then slowed to 7% in the first quarter of 2015. The slowdown in retail sales growth – to 10.6% in the first quarter – and in fixed asset investment – to 12% on the first four months of this year from about 16% last year - though not dramatic, lacked any sign of rebound. But the paradox was that weak economic data raised anticipation of further monetary and fiscal policy easing measures from Beijing. Indeed, bad news was good news for investors as liquidity conditions remained strong.

Portfolio Composition
Unlike recent years when small to mid-sized companies tended to drive fund performance, nine out of ten of our major positive contributors to performance were very large stocks. Index heavyweights such as China Mobile and the two largest commercial banks – China Construction Bank and Industrial and Commercial Bank of China – were the three largest contributors.

China Mobile is the largest telecom operator in China. Its share price surged in 2014 as subscriber demand for 4G mobile services accelerated earlier and more significantly than expected allowing market share gains from its two smaller competitors. China Mobile’s 4G network is the world’s largest.  The project to establish a shared Tower company for the three operators – offering savings in capital expenditure – and cuts in handset subsidies also contributed to the share price rebound. Investors looked past weaker earnings and a dividend cut to focus on new positive developments with 4G growth offering an improved earnings and cash flow outlook in the coming years. The stock also attracted strong inflows under the Shanghai – Hong Kong Connect system when Mainland investors looked for cheap blue chip names to invest. China Mobile is not listed on domestic exchanges.

101 | April 30, 2015

Clough China Fund
Management Commentary	April 30, 2015 (Unaudited)

China Construction Bank (CCB) and Industrial and Commercial Bank of China (ICBC) are generally considered to be China’s most solid and best quality banks. Their management style is rather conservative. Even if their earnings growth recently slowed down from 10 - 11% in 2013 to 5 - 6% last year and about 2% in the first quarter of 2015, their capitalization ratios remain comfortable, above 12% and both banks are earning ROEs (Return On Equity2) of between 17 and 18%, which are much higher than comparable large banks in the Western economies. We believe strong balance sheets and higher earnings base will help these banks withstand the gradual increase in non-performing loans we expect in the sector. Importantly, recent government moves to swap local government debts into municipal bond-like structures with central government credit support will reduce the risks on banks’ balance sheet as it will turn high credit risk assets into low risk assets. The recent larger than expected 100 bps cut in the RRR on April 19, which released Rmb 1.3 trillion (equivalent to $210 billion) of liquidity, is a positive for banks. These two banks have been distributing about one-third of their profits to shareholders, which give their shares relatively high dividend yields3, above 6% before the rally, around 5% currently.  All these factors explain their strong performance and valuations remain reasonable in our opinion with the share priced at just 1.1x book value. As we expect the easing policy to continue in the coming months, this should support the sector re-rating.

On the other hand, three portfolio holdings which generated the highest individual returns on an absolute percentage basis were CSR Corp. Ltd. and China Railway Construction, two stocks related to the growth in railway construction and equipment, and CT Environmental, a specialist in waste water treatment and the treatment of hazardous wastes.

Among major detractors were Sands China, the Macau casino operator, which suffered alongside a general slump in gaming revenues due to the impact of Beijing’s anti-corruption efforts. Sands China is no longer in the portfolio. Auto maker BYD Co. was also a major detractor, though in recent months the shares have recovered strongly. BYD refocused its business towards batteries and “new energy vehicles” (NEV), mainly electric cars in the last few years. It currently holds a market leading 25% market share in pure electric vehicles and plug-in hybrids. NEVs are well supported by the government policy to curb pollution, as electric vehicles are eligible for generous government subsidies that work to reduce selling prices by 30 to 60%. BYD management expects to almost triple its revenue from NEV, which should account for more than 50% of total sales. BYD remains among your Fund’s holdings as we see it as one of the biggest beneficiaries of China’s electric vehicle and environmental clean-up policies.

Outlook
While it looks like many international investors remain more concerned than convinced by the rally in Chinese equities, with even short interest going up lately (source: CICC. Portfolio & Quant Strategy, May 20, 2015), we dare to be contrarian. We believe in further market upside going forward and we are not short of reasons to support our positive stance.

We believe liquidity conditions will continue to support equities. We expect more interest rate cuts and further reductions in the bank RRR in the coming months. The RRR is still too high at 18.5% and inflation remains low giving the PBoC room to reduce debt costs. The government also has leeway to relax the fiscal policy. In the first quarter of 2015, fiscal spending rebounded to 7.8% from a slight decline in the fourth quarter of last year. More spending is being allocated to infrastructure projects. While fixed asset investment (FAI) increased only 12% in the first four months of 2015, FAI in railway infrastructure gained 20.2% and FAI in railway equipment rose 45.7%. Rail is not the only sector that will benefit from a more expansionary fiscal policy. Investments in energy conservation and environmental protection are also on the rise. Measures to reduce water pollution and increase natural gas usage have been announced. Collective spending to improve the environment should translate into Rmb 20 trillion ($3.2 trillion) of investments over 2014 - 2023, or a 14.4% average growth rate over 10 years. (Source: HSBC Global Research, China. May 19, 2015). China has upside potential in this area as its investments in environmental protection only amounted to 1.6% of GDP in 2012, as compared to 2.5% - 3% for developed countries.

The Chinese bull market has been welcomed, if not encouraged by Beijing as it works to help the economic rebalancing and reform agenda. Plans to reform the State Owned Enterprises (SOEs), which includes reducing the number of Central SOEs from 112 to 40 are designed to enhance the efficiency of these groups, through mixed ownership reform, employee shareholding, change in the Board compensation system, and asset restructuring, among other things. It has already started, with four pilot programs now under way for six pilot central SOEs (source: CICC, SOE Reform series (6): Central SOE reforms and restructuring. April 30, 2015).  More State owned firms will be privatized via stock market listings. Reforms like these create investment opportunities and in many ways, government policy creates a roadmap to help investors find potentially lucrative opportunities.

Among the new powerful investment themes we are focusing are research efforts are two others: The One Belt One Road (OBOR) action plan and the “Made in China 2025” strategy which were recently outlined in documents issued by the State Council. The initiative to create a new “Silk Road” (One Belt One Road) by land and by sea, aims to link developed Europe and East Asia (Credit Suisse, Asian Daily, March 30, 2015). Companies involved in transportation infrastructure, construction and international ports management as well as their massive domestic supply chains will be involved. The “Made in China 2025” plan is similar to the Industry 4.0 presented by the German government in 2013 and targets to build a high end manufacturing sector with a focus on ten key areas, among which include: new information technology, numerical control tools and robots, high end railway equipment and new energy vehicles. (source: Barclay’s China comments May 20, 2015). We logically anticipate the companies involved in these different businesses to benefit and there are plenty of publicly listed beneficiaries in these sectors in Hong Kong.

While the stock market remains strong we do expect to see the mainland authorities, including market regulators and supervisory bodies to continue to discourage excessive speculation. Indeed we have seen periodic tightening of margin financing and brokerage firm leverage ratios as an attempt to “lean into the wind” as Beijing actively seeks to avoid a stock market bubble. We find this both healthy and prudent. While tighter policy directed towards stocks could increase volatility, it improves the chances for a longer up-cycle in Chinese stocks.

102 | April 30, 2015

Clough China Fund
Management Commentary	April 30, 2015 (Unaudited)

While Chinese economic growth is likely to continue to decelerate, by no means should we consider this a crisis situation. The service sector is booming. It contributed 63.7% to nominal GDP growth in 2014, up from 42.9% in 2010. Service industries have also added an average of 9 million jobs per year since 2008 against 5 million from the manufacturing and construction sectors. China is transforming. Since 2008, the private health market size has increased four times and China’s movie box office revenue has jumped 8.3 times. Over the last seven years, internet e-commerce has been multiplied 54 times! (source: Credit Suisse China Economic Outlook . March 2015).

The recovery of Chinese equity markets and the substantial opening of China’s markets via programs like the Hong Kong–Shanghai Connect system and the now pending Hong Kong– Shenzhen Connect system are expected to lead to further internationalization of the Chinese currency. It is increasingly likely that Chinese equities, including A-shares4 listed on mainland exchanges, are going to become a more significant weighting in most Emerging Market and global benchmark indices. We expect in coming years that this will lead to increased interest in (and demand for) Chinese stocks. We expect the Clough China Fund to be a major beneficiary of these tailwinds and will continue to focus on identifying the most attractive Chinese companies and themes in which to invest.

Francoise Vappereau, Co-Portfolio Manager
Eric Brock, Co-Portfolio Manager

[1]	A basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.
[2]	Return on equity is the amount of net income returned as a percentage of shareholder equity.
[3]	Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price.
[4]	A-Shares are shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific  securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Clough Capital Partners, LP nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

103 | April 30, 2015

Clough China Fund
Performance Update	April 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2015)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2015)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	21.99%	38.36%	16.20%	9.80%	15.10%	2.06%	1.95%
Class A (MOP)	15.27%	30.73%	14.04%	8.56%	14.40%
Class C (NAV)	21.50%	37.28%	15.30%	8.96%	14.24%	2.87%	2.70%
Class C (CDSC)	20.50%	36.28%	15.30%	8.96%	14.24%
Class I [1]	22.14%	38.69%	16.52%	10.12%	15.57%	1.82%	1.70%
MSCI China Index[2]	29.61%	48.06%	15.03%	8.56%	14.67%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-256-8445.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

The performance shown for the Clough China Fund for periods prior to January 15, 2010, reflects the performance of the Old Mutual China Fund, a series of Old Mutual Funds I (as a result of a prior reorganization of the Old Mutual China Fund into the Clough China Fund).

[1]	Prior to close of business on January 15, 2010, Class I was known as Institutional Class of the Old Mutual China Fund.

104 | April 30, 2015

Clough China Fund
Performance Update	April 30, 2015 (Unaudited)

[2]	The Morgan Stanley Capital International (“MSCI”) China Index is constructed according to the MSCI Global Investable Market Index (GIMI) family. The MSCI China Index is part of the MSCI Emerging Markets Index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of December 30, 2005.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 29, 2016. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Investing in China, Hong Kong and Taiwan involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified.

Top Ten Holdings (as a % of Net Assets) †

Tencent Holdings, Ltd.	9.14%
China Mobile, Ltd.	7.10%
China Construction Bank Corp., Class H	5.79%
Industrial & Commercial Bank of China, Ltd., Class H	4.99%
Bank of China, Ltd., Class H	4.27%
Hong Kong Exchanges and Clearing, Ltd.	3.44%
China Life Insurance Co., Ltd., Class H	3.28%
Ping An Insurance Group Co. of China, Ltd., Class H	3.05%
China Petroleum & Chemical Corp., Class H	3.03%
CNOOC, Ltd.	2.87%
Top Ten Holdings	46.96%

†         Holdings are subject to change. Table presents indicative values only. Excludes cash & cash equivalents.

Industry Sector Allocation (as a % of Net Assets)

105 | April 30, 2015

Clough China Fund
Statement of Investments	April 30, 2015 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (86.27%)
Communications (12.61%)
Telecommunications (12.61%)
China Communications Services Corp., Ltd., Class H	1,900,000	$1,070,738
China Fiber Optic Network System Group, Ltd.	4,132,000	1,499,480
China Mobile, Ltd.	585,000	8,355,722
China Telecom Corp., Ltd., Class H	1,600,000	1,185,293
China Unicom Hong Kong, Ltd.	572,000	1,074,290
ZTE Corp., Class H	487,600	1,640,772
		14,826,295

TOTAL COMMUNICATIONS		14,826,295

Consumer, Cyclical (9.51%)
Apparel (2.30%)
Best Pacific International Holdings, Ltd.	1,114,000	501,981
Peak Sport Products Co., Ltd.	2,059,000	698,077
Shenzhou International Group Holdings, Ltd.	192,000	903,019
Stella International Holdings, Ltd.	225,000	608,294
		2,711,371

Auto Manufacturers (2.46%)
BAIC Motor Corp., Ltd., Class H(a)	837,500	1,239,199
Chongqing Changan Automobile Co., Ltd., Class B	66,070	216,785
Great Wall Motor Co., Ltd., Class H	189,000	1,434,053
		2,890,037

Auto Parts & Equipment (0.40%)
Fuyao Glass Industry Group Co., Ltd., Class H(a)(b)	186,000	466,527

Home Furnishings (0.64%)
Skyworth Digital Holdings, Ltd.	844,000	751,870

Lodging (0.76%)
Shanghai Jin Jiang International
Hotels Group Co., Ltd.	1,760,000	892,829

Retail (1.54%)
Man Wah Holdings, Ltd.	1,396,712	1,812,197

	Shares	Value (Note 2)
Textiles (1.41%)
Pacific Textile Holdings, Ltd.	1,200,000	$1,663,257

TOTAL CONSUMER, CYCLICAL		11,188,088

Consumer, Non-Cyclical (1.66%)
Pharmaceuticals (1.66%)
Sinopharm Group Co., Ltd., Class H	412,000	1,956,918

TOTAL CONSUMER, NON-CYCLICAL		1,956,918

Energy (8.82%)
Oil & Gas (8.37%)
China Petroleum & Chemical Corp., Class H	3,782,000	3,569,325
CNOOC, Ltd.	1,980,000	3,376,320
PetroChina Co., Ltd., Class H	2,244,000	2,894,231
		9,839,876

Oil & Gas Services (0.45%)
Sinopec Kantons Holdings, Ltd.	592,000	535,036

TOTAL ENERGY		10,374,912

Financials (32.59%)
Banks (18.36%)
Agricultural Bank of China, Ltd., Class H	1,699,000	956,504
Bank of China, Ltd., Class H	7,334,437	5,025,582
BOC Hong Kong Holdings, Ltd.	258,000	1,000,709
China Construction Bank Corp., Class H	7,015,080	6,809,782
China Merchants Bank Co., Ltd., Class H	642,000	1,927,055
Industrial & Commercial Bank of China, Ltd., Class H	6,768,967	5,871,814
		21,591,446

Diversified Financial Services (3.44%)
Hong Kong Exchanges and Clearing, Ltd.	106,300	4,052,184

Insurance (7.17%)
China Life Insurance Co., Ltd., Class H	795,000	3,858,361
China Taiping Insurance Holdings Co., Ltd.(a)	264,600	983,017
Ping An Insurance Group Co. of China, Ltd., Class H	251,000	3,589,612
		8,430,990

106 | April 30, 2015

Clough China Fund
Statement of Investments	April 30, 2015 (Unaudited)
	Shares	Value (Note 2)
Real Estate (3.62%)
China Overseas Land & Investment, Ltd.	418,000	$1,741,130
China Resources Land, Ltd.	388,000	1,407,745
Greenland Hong Kong Holdings, Ltd.	433,000	441,617
Poly Property Group Co., Ltd.	1,047,000	670,821
		4,261,313

TOTAL FINANCIALS		38,335,933

Industrials (8.57%)
Electrical Components & Equipment (1.73%)
Xinjiang Goldwind Science & Technology Co., Ltd.	383,600	891,225
Zhuzhou CSR Times Electric Co., Ltd., Class H	135,000	1,147,918
		2,039,143

Electronics (0.39%)
IMAX Corp.(a)	12,200	455,792

Engineering & Construction (2.66%)
China Communications Construction Co., Ltd., Class H	768,000	1,396,881
China Railway Construction Corp., Ltd., Class H	306,000	610,999
China State Construction International Holdings, Ltd.	582,000	1,121,703
		3,129,583

Environmental Control (2.07%)
China Everbright International, Ltd.	228,000	425,164
China Everbright Water, Ltd.(a)	1,368,300	1,155,981
CT Environmental Group, Ltd.	608,760	852,872
		2,434,017

Transportation Infrastructure (1.72%)
China Merchants Holdings International Co., Ltd.	268,000	1,215,828
Cosco International Holdings, Ltd.	1,382,000	807,293
		2,023,121

TOTAL INDUSTRIALS		10,081,656

	Shares	Value (Note 2)
Materials (0.29%)
Building Products (0.29%)
West China Cement, Ltd.	1,996,000	$341,082

TOTAL MATERIALS		341,082

Technology (11.23%)
Computers (1.40%)
Lenovo Group, Ltd.	956,000	1,643,909

Electrical Equipment & Instruments (0.69%)
Byd Co., Ltd., Class H	134,000	809,543

Internet (9.14%)
Tencent Holdings, Ltd.	520,800	10,748,729

TOTAL TECHNOLOGY		13,202,181

Utilities (0.99%)
Electric (0.99%)
CGN Power Co., Ltd., Class H(a)(b)	2,079,000	1,163,343

TOTAL UTILITIES		1,163,343

TOTAL COMMON STOCKS (Cost $75,689,894)		101,470,408

PARTICIPATION NOTES (8.24%)
Basic Materials (0.61%)
Iron & Steel (0.61%)
Baoshan Iron & Steel Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 12/07/15(a)	496,123	717,444

TOTAL BASIC MATERIALS		717,444

Consumer, Cyclical (5.39%)
Apparel (0.66%)
Zhejiang Semir Garment Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 03/20/17(a)	176,600	772,696

107 | April 30, 2015

Clough China Fund
Statement of Investments	April 30, 2015 (Unaudited)

	Shares	Value (Note 2)
Auto Manufacturers (1.64%)
Chongqing Changan Automobile Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 02/04/16(a)	252,000	$1,023,800
Zhengzhou Yutong Bus Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/18/15(a)	183,660	906,638
		1,930,438

Auto Parts & Equipment (0.48%)
Fuyao Glass Industry Group Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 03/16/17(a)	223,100	562,524

Entertainment (0.51%)
Huayi Brothers Media Corp., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 04/10/17(a)	107,100	604,151

Home Furnishings (1.61%)
Hangzhou Robam Appliances Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 03/03/16(a)	89,900	721,052
Qingdao Haier Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/27/15(a)	268,100	1,171,758
		1,892,810

	Shares	Value (Note 2)
Housewares (0.49%)
Zhejiang Supor Cookware Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 03/03/16(a)	138,300	$573,018

TOTAL CONSUMER, CYCLICAL		6,335,637

Consumer, Non-Cyclical (0.66%)
Beverages (0.66%)
Kweichow Moutai Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 12/09/15(a)	19,100	776,681

TOTAL CONSUMER, NON-CYCLICAL		776,681

Financials (0.31%)
Diversified Financial Services (0.31%)
Citic Securities Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 02/11/16(a)	66,300	367,262

TOTAL FINANCIALS		367,262

Industrials (1.27%)
Engineering & Construction (0.77%)
Shanghai International Airport Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/18/15(a)	204,465	910,769

Machinery - Diversified (0.50%)
Shanghai Mechanical & Electrical Industry Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanly Asia Products), expiring 02/16/16(a)	111,300	588,721

TOTAL INDUSTRIALS		1,499,490

TOTAL PARTICIPATION NOTES (Cost $7,941,686)		9,696,514

108 | April 30, 2015

Clough China Fund
Statement of Investments	April 30, 2015 (Unaudited)

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.12%)
Money Market Fund (3.12%)
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio	0.078%	3,665,560	$3,665,560

TOTAL SHORT TERM INVESTMENTS (Cost $3,665,560)			3,665,560

			Value (Note 2)
TOTAL INVESTMENTS (97.63%) (Cost $87,297,140)			$114,832,482

Other Assets In Excess Of Liabilities (2.37%)			2,787,395

NET ASSETS (100.00%)			$117,619,877

(a)     Non-Income Producing Security.
(b)    Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2015, the aggregate market value of those securities was $1,629,870, representing 1.39% of net assets.

Common Abbreviations:
Ltd. - Limited.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

109 | April 30, 2015

Clough China Fund
Statement of Assets and Liabilities	April 30, 2015 (Unaudited)

ASSETS
Investments, at value	$114,832,482
Foreign currency, at value (Cost $3,305,807)	3,305,701
Receivable for investments sold	676,451
Receivable for shares sold	1,570,054
Dividends receivable	14,612
Prepaid expenses and other assets	16,531
Total Assets	120,415,831
LIABILITIES
Payable for investments purchased	2,537,615
Payable for shares redeemed	54,526
Investment advisory fees payable	114,359
Administration and transfer agency fees payable	20,079
Distribution and services fees payable	18,121
Trustees’ fees and expenses payable	409
Professional fees payable	22,020
Accrued expenses and other liabilities	28,825
Total Liabilities	2,795,954
NET ASSETS	$117,619,877
NET ASSETS CONSIST OF
Paid-in capital	$86,802,242
Accumulated net investment loss	(650,777)
Accumulated net realized gain on investments and foreign currency transactions	3,932,280
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	27,536,132
NET ASSETS	$117,619,877
INVESTMENTS, AT COST	$87,297,140

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$27.48
Net Assets	$36,906,967
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,343,143
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$29.08
Class C:
Net Asset Value, offering and redemption price per share(a)	$26.29
Net Assets	$13,973,811
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	531,442
Class I:
Net Asset Value, offering and redemption price per share	$28.05
Net Assets	$66,739,099
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,379,610

(a)     Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

110 | April 30, 2015

Clough China Fund
Statement of Operations	For the Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME
Dividends	$227,289
Foreign taxes withheld on dividends	(2,695)
Total Investment Income	224,594

EXPENSES
Investment advisory fees	577,857
Administrative fees	72,517
Transfer agency fees	2,299
Distribution and service fees
Class A	39,051
Class C	58,833
Professional fees	25,334
Networking fees
Class A	4,941
Class C	4,811
Class I	7,761
Reports to shareholders and printing fees	5,833
State registration fees	20,643
SEC registration fees	5
Insurance fees	488
Custody fees	19,237
Trustees’ fees and expenses	1,076
Miscellaneous expenses	7,153
Total Expenses	847,839
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(6,579)
Class C	(5,423)
Class I	(10,281)
Net Expenses	825,556
Net Investment Loss	(600,962)
Net realized gain on investments	5,577,653
Net realized gain on foreign currency transactions	7,262
Net change in unrealized appreciation on investments	13,019,083
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(2,220)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	18,601,778
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,000,816

See Notes to Financial Statements.

111 | April 30, 2015

Clough China Fund
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Period Ended October 31, 2014(a)
OPERATIONS
Net investment income/(loss)	$(600,962)	$1,526,148
Net realized gain on investments and foreign currency transactions	5,584,915	2,049,534
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	13,016,863	6,054,295
Net Increase in Net Assets Resulting from Operations	18,000,816	9,629,977

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(646,688)	–
Class C	(212,498)	–
Class I	(889,808)	–
Dividends to shareholders from net realized gains
Class A	(599,361)	–
Class C	(236,066)	–
Class I	(777,420)	–
Net Decrease in Net Assets from Distributions	(3,361,841)	–

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	3,606,791	3,360,623
Class C	1,527,819	896,076
Class I	22,931,489	8,345,000
Dividends reinvested
Class A	858,834	–
Class C	247,634	–
Class I	1,031,976	–
Shares redeemed, net of redemption fees
Class A	(3,384,725)	(7,865,957)
Class C	(1,337,543)	(1,541,832)
Class I	(4,519,889)	(6,269,825)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	20,962,386	(3,075,915)

Net increase in net assets	35,601,361	6,554,062

NET ASSETS
Beginning of period	82,018,516	75,464,454
End of period *	$117,619,877	$82,018,516
*Including accumulated net investment income/(loss) of:	$(650,777)	$1,699,179

(a)     Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

112 | April 30, 2015

Clough China Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six		For the
	Months		Fiscal
	Ended		Period		For the Year	For the Year	For the Year	For the Year
	April 30,		Ended		Ended	Ended	Ended	Ended
	2015		October 31,		April 30,	April 30,	April 30,	April 30,
	(Unaudited)		2014(a)		2014	2013	2012	2011
Net asset value, beginning of period	$23.50		$20.72		$21.45	$18.43	$21.02	$18.21

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.17)		0.45		0.12	0.15	0.02	(0.04)
Net realized and unrealized gain/(loss)	5.11		2.33		(0.69)	2.90	(2.61)	2.94
Total from investment operations	4.94		2.78		(0.57)	3.05	(2.59)	2.90

DISTRIBUTIONS:
From net investment income	(0.50)		–		(0.17)	(0.03)	–	(0.09)
From net realized gains	(0.46)		–		–	–	–	–
Total distributions	(0.96)		–		(0.17)	(0.03)	–	(0.09)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	0.00	(c)	0.01	0.00 (c)	0.00 (c)	0.00	(b)(c)
Net increase/(decrease) in net asset value	3.98		2.78		(0.73)	3.02	(2.59)	2.81
Net asset value, end of period	$27.48		$23.50		$20.72	$21.45	$18.43	$21.02
TOTAL RETURN(d)	21.99%		13.42%		(2.69)%	16.54%	(12.32)%	16.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$36,907		$30,526		$31,164	$32,709	$30,542	$44,616
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.99	%(e)	2.06	%(e)	2.06%	2.14%	2.08%	2.07%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95	%(e)	1.95	%(e)	1.95%	1.95%	1.95%	1.89	%(f)
Ratio of net investment income/(loss) to average net assets	(1.43	)%(e)	3.96	%(e)	0.55%	0.78%	0.13%	(0.22)%
Portfolio turnover rate(g)	89%		76%		232%	221%	174%	170%

(a)     Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)    Calculated using the average shares method.
(c)     Less than $0.005 per share.
(d)    Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)    Annualized.
(f)    Contractual expense limitation changed from 1.85% to 1.95% effective January 1, 2011.
(g)   Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

113 | April 30, 2015

Clough China Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six		For the
	Months		Fiscal
	Ended		Period		For the Year	For the Year	For the Year	For the Year
	April 30,		Ended		Ended	Ended	Ended	Ended
	2015		October 31,		April 30,	April 30,	April 30,	April 30,
	(Unaudited)		2014(a)		2014	2013	2012	2011
Net asset value, beginning of period	$22.53		$19.94		$20.71	$17.90	$20.58	$17.89

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.25)		0.33		(0.02)	0.01	(0.11)	(0.21)
Net realized and unrealized gain/(loss)	4.89		2.26		(0.68)	2.80	(2.57)	2.90
Total from investment operations	4.64		2.59		(0.70)	2.81	(2.68)	2.69

DISTRIBUTIONS:
From net investment income	(0.42)		–		(0.07)	–	–	(0.00	)(c)
From net realized gains	(0.46)		–		–	–	–	–
Total distributions	(0.88)		–		(0.07)	–	–	(0.00	)(c)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)
Net increase/(decrease) in net asset value	3.76		2.59		(0.77)	2.81	(2.68)	2.69
Net asset value, end of period	$26.29		$22.53		$19.94	$20.71	$17.90	$20.58
TOTAL RETURN(d)	21.50%		12.99%		(3.43)%	15.70%	(13.02)%	15.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$13,974		$11,575		$10,866	$12,251	$11,674	$16,848
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.79	%(e)	2.87	%(e)	2.86%	2.94%	2.88%	2.86%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.70	%(e)	2.70	%(e)	2.70%	2.70%	2.70%	2.70%
Ratio of net investment income/(loss) to average net assets	(2.18	)%(e)	3.08	%(e)	(0.09)%	0.07%	(0.62)%	(1.10)%
Portfolio turnover rate(f)	89%		76%		232%	221%	174%	170%

(a)    Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)    Calculated using the average shares method.
(c)    Less than $0.005 and ($0.005) per share.
(d)   Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)    Annualized.
(f)   Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

114 | April 30, 2015

Clough China Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six		For the
	Months		Fiscal
	Ended		Period		For the Year	For the Year	For the Year	For the Year
	April 30,		Ended		Ended	Ended	Ended	Ended
	2015		October 31,		April 30,	April 30,	April 30,	April 30,
	(Unaudited)		2014(a)		2014	2013	2012	2011
Net asset value, beginning of period	$23.97		$21.11		$21.82	$18.71	$21.30	$18.41

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.14)		0.45		0.19	0.13	0.06	(0.01)
Net realized and unrealized gain/(loss)	5.21		2.41		(0.69)	3.02	(2.65)	3.03
Total from investment operations	5.07		2.86		(0.50)	3.15	(2.59)	3.02

DISTRIBUTIONS:
From net investment income	(0.53)		–		(0.21)	(0.06)	–	(0.13)
From net realized gains	(0.46)		–		–	–	–	–
Total distributions	(0.99)		–		(0.21)	(0.06)	–	(0.13)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	0.00	(c)	0.00 (c)	0.02	0.00 (c)	0.00	(c)
Net increase/(decrease) in net asset value	4.08		2.86		(0.71)	3.11	(2.59)	2.89
Net asset value, end of period	$28.05		$23.97		$21.11	$21.82	$18.71	$21.30
TOTAL RETURN(d)	22.14%		13.55%		(2.41)%	16.95%	(12.16)%	16.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$66,739		$39,917		$33,435	$25,972	$28,868	$41,054
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.75	%(e)	1.82	%(e)	1.81%	1.94%	1.85%	1.85%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.70	%(e)	1.70	%(e)	1.70%	1.70%	1.70%	1.53	%(f)
Ratio of net investment income/(loss) to average net assets	(1.17	)%(e)	3.89	%(e)	0.83%	0.69%	0.33%	(0.03)%
Portfolio turnover rate(g)	89%		76%		232%	221%	174%	170%

(a)    Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31. (b) Calculated using the average shares method.
(c)    Less than $0.005 per share.
(d)    Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)    Annualized.
(f)    Contractual expense limitation changed from 1.40% to 1.70% effective January 1, 2011.
(g)   Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

115 | April 30, 2015

RiverFront Global Allocation Series
Management Commentary	April 30, 2015 (Unaudited)

Six Month Review:
The last several months of 2014 proved difficult for our strategy positioning as oil prices plunged, high yield spreads widened, and Treasury yields fell to the lows of the year while Europe continued to struggle with deflation pressures. These simultaneous market movements made for a tough finish to the year for our funds as we underperformed the benchmark due to holdings in Master Limited Partnerships (MLPS), short high yield, and Europe; while not holding any Treasuries. Additionally, the Federal Reserve decided to end Quantitative Easing (QE), which set the stage for the long anticipated rate hikes.

As we transitioned into 2015, the first several months became the first act of a currency story that we believe will play out over the next year as the European Central Bank (ECB) gets Quantitative Easing (QE) up and fully running, the Federal Reserve (Fed) begins to raise interest rates, and the Bank of Japan (BOJ) slows the rate of Yen depreciation.  The ECB’s announcement of €60 billion per month purchase program of covered bonds, sovereign debt, and asset backed securities caused the Euro to depreciate relative to the dollar over the period.  With the US economy showing signs of strength with the unemployment rate falling to 5.5% and the Fed removing “patient” from its commentary, higher interest rates were expected which caused further dollar strength.  RiverFront responded to the ECB announcement by making a currency hedged investment in Europe with the goal of allowing our US investors to receive the return of the local European market without experiencing the effect of the depreciating Euro in dollar terms.  Additionally, we continued to hold hedged investments in Japan as the Yen neared its December 2014 low of ¥121.46.

Looking ahead to the rest of the year, we believe that there will be further depreciation of the Euro and that it will reach parity with the dollar as the ECB increases its balance sheet through QE.  Additionally, we believe that the Yen will be range bound in the ¥120-¥125 range. Broadly speaking, we will continue to favor international markets relative to domestic US.  The US benefitted from QE over the last 3 years and now Europe and Japan are in the early to middle innings of QE, respectively.  Therefore, it is our belief that international markets will follow a similar path to what the US experienced and outperform in the near term.

Performance Discussion:
In discussing the performance for the RiverFront funds, it’s important to keep in mind their global allocation mandate.  All of the RiverFront offerings have exposure to multi-cap, global equities; our balanced funds have the addition of fixed income.  The table below illustrates the disparity of returns across the major indices during the most recent quarter, which resulted in varying degrees of relative performance when compared to the traditional single index, mutual fund benchmark.

Benchmark Indexes*	6 Month Returns**
S&P 500 Total Return	4.40%
S&P 1000 Total Return	5.82%
MSCI EAFE (Net)	6.81%
MSCI Emerging Markets (Net)	3.92%
MSCI All Country World Index (Net)	4.97%
Barclays US Aggregate	2.06%
Barclays US Treasury Index	2.07%
Barclays US Short Treasury Index (1-3M)	0.01%

Data as of 4/30/2015

*	For index definitions see footnotes at the end of the Management Commentary and below the performance data on the following pages.
**	For a complete presentation of RiverFront Mutual Fund and relevant benchmark performance, please refer to the Performance Update on the following pages.

Growth Funds
Positive Contributors:

•
We continued to focus our international allocations to ETFs that hedged our currency exposure – both the Euro and the Yen – actually adding to the size of those positions over the six month period.  This exposure contributed positively to performance across all strategies.

Security selection in multiple asset classes contributed positively.  For example:

•	Within US equity, we benefitted from positive security selection in areas such as media, homebuilders, large cap pharma and materials.
•	Within financials, the allocation to REITs contributed positively.
•	Within emerging markets, our country focus in areas of emerging Asia rather than Latin America impacted fund performance positively.

The underweight to traditional fixed income contributed positively in Dynamic Equity Income and Global Allocation.

Performance Detractors:

•
Within domestic equities, Energy detracted from performance.  It was the worst performing US sector during the quarter and we were overweight relative to the ACWI based equity benchmark for the growth funds.  Additionally, we were tilted towards some of the smaller cap equipment and drilling companies which had poor relative performance during the quarter.

•	MLPs continued to underperform due to the correlation with depressed oil prices.

116 | April 30, 2015

RiverFront Global Allocation Series
Management Commentary	April 30, 2015 (Unaudited)

Balanced Funds
Positive Contributors:

We continued to focus our international allocations to ETFs that hedged our currency exposure – both the Euro and the Yen – actually adding to the size of those positions over the six month period. This exposure contributed positively to performance across all strategies.

Security selection in multiple asset classes contributed positively.  For example:

•	Within US equity, we had a focus on REITs within financials and we were underweight banks and insurance.
•	Within emerging markets, our country focus in areas of emerging Asia rather than Latin America was a positive contributor.
•	Within fixed income, the funds benefitted from positive selection within high yield.

Performance Detractors:

Our tactical trade into intermediate US Treasuries hit our risk management trigger following stronger US employment data which sent yields higher.

MLPs continued to lag on a relative basis due to depressed oil prices.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund(s) nor RiverFront Investment Group, LLC accepts any liability for losses either direct or consequential caused by the use of this information.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Barclays U.S. Treasury Index includes public obligations of the U.S. Treasury, excluding Treasury bills and certain special issues, such as state and local government series bonds (SLGs) and U.S. Treasury TIPS.

The Barclays U.S. Short Treasury Index is composed of bonds of investment grade with a maturity between one and three years.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

117 | April 30, 2015

RiverFront Conservative Income Builder Fund
Performance Update	April 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2015)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2015)

	6 Month	1 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	2.09%	3.09%	5.70%	2.71%	1.47%
Class A (MOP)	-3.51%	-2.58%	3.49%
Class C (NAV)	1.61%	2.31%	4.91%	3.46%	2.22%
Class C (CDSC)	0.63%	1.32%	4.91%
Class I	2.11%	3.33%	5.95%	2.44%	1.22%
Barclays U.S. Aggregate Bond Index[1]	2.06%	4.46%	2.02%
30% S&P 500® and 70% Barclays U.S. Aggregate Bond[1,2]	2.84%	7.05%	6.80%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

118 | April 30, 2015

RiverFront Conservative Income Builder Fund
Performance Update	April 30, 2015 (Unaudited)

[1]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
^	Fund inception date of August 31, 2012.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 29, 2016. Please see the prospectus for additional information.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

SPDR® Barclays Short Term Corporate Bond ETF	18.67%
iShares® Barclays 1-3 Year Credit Bond ETF	14.94%
RiverFront Strategic Income Fund	10.63%
SPDR® Barclays Short Term High Yield Bond ETF	10.18%
WisdomTree® LargeCap Dividend Fund	10.16%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	5.92%
WisdomTree® Europe Hedged Equity Fund	4.12%
WisdomTree® Japan Hedged Equity Fund	3.92%
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	3.54%
PowerShares® S&P 500® High Dividend Portfolio	2.27%
Top Ten Holdings	84.35%

†	Holdings are subject to change. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

119 | April 30, 2015

RiverFront Dynamic Equity Income Fund
Performance Update	April 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2015)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2015)

	6 Month	1 Year	3 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	5.90%	7.66%	10.00%	9.33%	1.78%	1.54%
Class A (MOP)	0.09%	1.77%	7.95%	8.03%
Class C (NAV)	5.51%	6.89%	9.20%	8.51%	2.54%	2.29%
Class C (CDSC)	4.51%	5.89%	9.20%	8.51%
Class I	5.98%	7.97%	10.27%	9.59%	1.54%	1.29%
MSCI All Country World Index[1]	4.97%	7.46%	12.24%	10.80%
70% MSCI ACWI and 30% Barclays U.S. Aggregate Bond[1,2]	4.17%	6.64%	9.40%	8.84%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

120 | April 30, 2015

RiverFront Dynamic Equity Income Fund
Performance Update	April 30, 2015 (Unaudited)

[1]	The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund inception date of August 2, 2010.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 29, 2016. Please see the prospectus for additional information.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a %  of Net Assets) †

WisdomTree® Europe Hedged Equity Fund	18.00%
RiverFront Strategic Income Fund	8.28%
PowerShares® S&P 500® High Dividend Portfolio	7.79%
WisdomTree® Japan Hedged Equity Fund	6.85%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	5.46%
SPDR® Barclays Short Term High Yield Bond ETF	5.32%
iShares® MSCI All Country Asia ex Japan ETF	4.13%
iShares® Currency Hedged MSCI Germany ETF	3.68%
iShares® MSCI Japan Index ETF	3.56%
Consumer Staples Select Sector SPDR® Fund	3.00%
Top Ten Holdings	66.07%

†	Holdings are subject to change. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

121 | April 30, 2015

RiverFront Global Allocation Fund
Performance Update	April 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2015)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2015)

	6 Month	1 Year	3 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	6.46%	7.85%	10.53%	8.68%	1.89%	1.54%
Class A (MOP)	0.64%	1.96%	8.47%	7.39%
Class C (NAV)	6.08%	7.07%	9.70%	7.88%	2.64%	2.29%
Class C (CDSC)	5.10%	6.09%	9.70%	7.88%
Class I	6.57%	7.99%	10.76%	8.91%	1.65%	1.29%
MSCI All Country World Index[1]	4.97%	7.46%	12.24%	10.80%
80% MSCI ACWI and 20% Barclays U.S. Aggregate Bond[1,2]	4.44%	6.92%	10.35%	9.51%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

122 | April 30, 2015

RiverFront Global Allocation Fund
Performance Update	April 30, 2015 (Unaudited)

[1]	The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund inception date of August 2, 2010.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 29, 2016. Please see the prospectus for additional information.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

WisdomTree® Europe Hedged Equity Fund	18.72%
WisdomTree® Japan Hedged Equity Fund	6.96%
iShares® MSCI All Country Asia ex Japan ETF	5.78%
RiverFront Strategic Income Fund	5.63%
WisdomTree® LargeCap Dividend Fund	5.54%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	4.73%
iShares® MSCI Japan Index ETF	4.40%
SPDR® Morgan Stanley Technology ETF	4.22%
iShares® Currency Hedged MSCI Germany ETF	3.72%
Vanguard® FTSE Developed Markets ETF	3.69%
Top Ten Holdings	63.39%

†	Holdings are subject to change. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

123 | April 30, 2015

RiverFront Global Growth Fund
Performance Update	April 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2015)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2015)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	7.15%	8.42%	11.71%	8.13%	11.90%	1.78%	1.55%
Class A (MOP)	1.25%	2.44%	9.62%	8.13%	11.90%
Class C (NAV)	6.77%	7.63%	10.90%	7.34%	11.08%	2.53%	2.30%
Class C (CDSC)	5.82%	6.66%	10.90%	7.34%	11.08%
Class I	7.23%	8.70%	12.00%	8.40%	12.19%	1.76%	1.30%
Class L1	7.32%	8.73%	12.02%	8.39%	12.18%	1.42%	1.30%
Investor Class	7.12%	8.39%	11.73%	8.12%	11.88%	1.78%	1.55%
MSCI All Country World Index[2]	4.97%	7.46%	12.24%	9.58%	13.68%
S&P 500® Total Return Index[3]	4.40%	12.98%	16.73%	14.33%	15.52%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

124 | April 30, 2015

RiverFront Global Growth Fund
Performance Update	April 30, 2015 (Unaudited)
[1]	Prior to close of business on September 24, 2010, Class L was known as Institutional Class of the Baird Funds, Inc. - RiverFront Long-Term Growth Fund.
[2]	The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[3]	S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund inception date of October 28, 2008.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 29, 2016. Please see the prospectus for additional information.

The Class A, C, I and L shares performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Institutional Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

The Investor Class performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Investor Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

WisdomTree® Europe Hedged Equity Fund	21.41%
WisdomTree® Japan Hedged Equity Fund	7.67%
iShares® MSCI All Country Asia ex Japan ETF	7.08%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	6.07%
iShares® MSCI Japan Index ETF	5.08%
Vanguard® FTSE Developed Markets ETF	3.85%
iShares® Currency Hedged MSCI Germany ETF	3.61%
SPDR® Morgan Stanley Technology ETF	3.55%
iShares® Dow Jones U.S. Energy Sector Index Fund	2.91%
iShares® MSCI United Kingdom ETF	2.26%
Top Ten Holdings	63.49%

†	Holdings are subject to change. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

125 | April 30, 2015

RiverFront Moderate Growth & Income Fund
Performance Update	April 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2015)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2015)

	6 Month	1 Year	3 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	3.69%	5.89%	7.87%	7.51%	1.66%	1.50%
Class A (MOP)	-2.03%	0.05%	5.85%	6.24%
Class C (NAV)	3.34%	5.14%	7.09%	6.72%	2.42%	2.25%
Class C (CDSC)	2.36%	4.16%	7.09%	6.72%
Class I	3.89%	6.23%	8.19%	7.79%	1.42%	1.25%
S&P 500® Total Return Index[1]	4.40%	12.98%	16.73%	16.32%
50% S&P 500® and 50% Barclays U.S. Aggregate Bond[1,2]	3.32%	8.77%	9.60%	10.04%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

126 | April 30, 2015

RiverFront Moderate Growth & Income Fund
Performance Update	April 30, 2015 (Unaudited)

[1]	S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund inception date of August 2, 2010.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 29, 2016. Please see the prospectus for additional information.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Strategic Income Fund	10.57%
WisdomTree® Europe Hedged Equity Fund	10.24%
SPDR® Barclays Short Term Corporate Bond ETF	10.05%
SPDR® Barclays Short Term High Yield Bond ETF	7.87%
PowerShares® S&P 500® High Dividend Portfolio	7.00%
WisdomTree® LargeCap Dividend Fund	6.71%
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	6.08%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	5.80%
WisdomTree® Japan Hedged Equity Fund	4.29%
Consumer Staples Select Sector SPDR® Fund	2.98%
Top Ten Holdings	71.59%

†	Holdings are subject to change. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

127 | April 30, 2015

RiverFront Conservative Income Builder Fund
Statement of Investments	April 30, 2015 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCKS (0.50%)
Energy (0.50%)
Pipelines (0.50%)
Kinder Morgan, Inc.	943	$40,502

TOTAL ENERGY		40,502

TOTAL COMMON STOCKS (Cost $37,950)		40,502

EXCHANGE TRADED FUNDS (94.88%)
Debt (57.96%)
iShares® Barclays 1-3 Year Credit Bond ETF	11,350	1,197,879
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	2,790	283,603
RiverFront Strategic Income Fund(a)	33,696	852,172
SPDR® Barclays Short Term Corporate Bond ETF	48,756	1,496,809
SPDR® Barclays Short Term High Yield Bond ETF	27,809	815,916
		4,646,379

Equity (36.92%)
Consumer Discretionary Select Sector SPDR® Fund	538	40,517
Consumer Staples Select Sector SPDR® Fund	1,581	76,473
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	15,714	474,406
Global X MLP & Energy Infrastructure ETF	6,575	127,621
iShares® Currency Hedged MSCI Germany ETF	5,486	148,561
iShares® Dow Jones U.S. Energy Sector Index Fund	1,531	71,329
iShares® MSCI Japan Index ETF	9,313	119,765
PowerShares® Aerospace & Defense Portfolio	1,554	55,478
PowerShares® KBW Bank Portfolio	1,192	45,165
PowerShares® S&P 500® Ex-Rate Sensitive Low Volatility Portfolio(b)	1,625	40,029
PowerShares® S&P 500® High Dividend Portfolio	5,552	182,161
SPDR® Morgan Stanley Technology ETF	574	59,271
WisdomTree® Europe Hedged Equity Fund	5,146	330,682
WisdomTree® Japan Hedged Equity Fund	5,577	314,654

	Shares	Value (Note 2)
Equity (continued)
WisdomTree® Japan SmallCap Dividend Fund	1,075	$59,308
WisdomTree® LargeCap Dividend Fund	10,959	814,254
		2,959,674
TOTAL EXCHANGE TRADED FUNDS (Cost $7,470,868)		7,606,053

EXCHANGE TRADED NOTES (1.02%)
Equity (1.02%)
Barclays ETN+ Select MLP ETNs	2,658	81,574

TOTAL EXCHANGE TRADED NOTES (Cost $73,198)		81,574

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.89%)
Money Market Fund (2.89%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.078%	231,918	231,918

TOTAL SHORT TERM INVESTMENTS (Cost $231,918)			231,918

TOTAL INVESTMENTS (99.29%) (Cost $7,813,934)			$7,960,047

Other Assets In Excess Of Liabilities (0.71%)			56,856

NET ASSETS (100.00%)			$8,016,903

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.
(b)	Non-Income Producing Security.

128 | April 30, 2015

RiverFront Conservative Income Builder Fund
Statement of Investments	April 30, 2015 (Unaudited)

Common Abbreviations:
EAFE - Europe, Australia, and Far East.
ETF - Exchange Traded Fund.
ETN - Exchange Traded Note.
KBW- Keefe, Bruyette, & Woods.
MLP - Master Limited Partnership.
MSCI - Morgan Stanley Capital International.
PIMCO - Pacific Investment Management Company.
S&P - Standard and Poor’s.
SPDR - Standard and Poor's Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

129 | April 30, 2015

RiverFront Dynamic Equity Income Fund
Statement of Investments	April 30, 2015 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCKS (6.70%)
Basic Materials (0.83%)
Forest Products & Paper (0.83%)
International Paper Co.	11,422	$613,590

TOTAL BASIC MATERIALS		613,590

Communications (0.84%)
Media (0.84%)
CBS Corp. Class B	9,955	618,504

TOTAL COMMUNICATIONS		618,504

Consumer, Cyclical (0.98%)
Retail (0.98%)
CVS Health Corp.	7,271	721,937

TOTAL CONSUMER, CYCLICAL		721,937

Consumer, Non-Cyclical (2.49%)
Pharmaceuticals (2.49%)
Abbott Laboratories	12,320	571,894
Bristol-Myers Squibb Co.	10,979	699,692
Pfizer, Inc.	16,662	565,342
		1,836,928

TOTAL CONSUMER, NON-CYCLICAL		1,836,928

Energy (0.79%)
Pipelines (0.79%)
Kinder Morgan, Inc.	13,511	580,297

TOTAL ENERGY		580,297

Technology (0.77%)
Software (0.77%)
Oracle Corp.	13,072	570,201

TOTAL TECHNOLOGY		570,201

TOTAL COMMON STOCKS (Cost $4,301,094)		4,941,457

EXCHANGE TRADED FUNDS (87.84%)
Debt (13.60%)
RiverFront Strategic Income Fund(a)	241,396	6,104,905

		Value
	Shares	(Note 2)
Debt (continued)
SPDR® Barclays Short Term High Yield Bond ETF	133,736	$3,923,814
		10,028,719

Equity (74.24%)
Consumer Staples Select Sector SPDR® Fund	45,760	2,213,411
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	133,392	4,027,105
Global X FTSE Nordic Region ETF	13,528	328,460
Global X MLP & Energy Infrastructure ETF	100,748	1,955,519
iShares® Asia 50 ETF	20,654	1,108,913
iShares® Currency Hedged MSCI Germany ETF	100,356	2,717,640
iShares® Dow Jones U.S. Energy Sector Index Fund	30,365	1,414,705
iShares® MSCI All Country Asia ex Japan ETF	44,714	3,045,471
iShares® MSCI Australia ETF	57,237	1,334,767
iShares® MSCI Japan Index ETF	204,481	2,629,626
iShares® MSCI United Kingdom ETF	50,225	964,822
iShares® U.S. Home Construction ETF	26,373	683,588
PowerShares® Aerospace & Defense Portfolio	20,241	722,604
PowerShares® KBW Bank Portfolio	43,097	1,632,945
PowerShares® S&P 500® Ex-Rate Sensitive Low Volatility Portfolio(b)	14,896	366,942
PowerShares® S&P 500® High Dividend Portfolio	175,049	5,743,358
SPDR® Morgan Stanley Technology ETF	16,222	1,675,084
Vanguard® Information Technology ETF	3,370	363,589
Vanguard® Telecommunication Services ETF	8,935	800,933
WisdomTree® Europe Hedged Equity Fund	206,663	13,280,164
WisdomTree® Japan Hedged Equity Fund	89,573	5,053,709
WisdomTree® Japan SmallCap Dividend Fund	12,235	675,005

130 | April 30, 2015

RiverFront Dynamic Equity Income Fund
Statement of Investments	April 30, 2015 (Unaudited)

		Value
	Shares	(Note 2)
Equity (continued)
WisdomTree® LargeCap Dividend Fund	27,382	$2,034,483
		54,772,843

TOTAL EXCHANGE TRADED FUNDS (Cost $60,662,896)		64,801,562

EXCHANGE TRADED NOTES (1.30%)
Equity (1.30%)
Barclays ETN+ Select MLP ETNs	31,416	964,157

TOTAL EXCHANGE TRADED NOTES (Cost $871,448)		964,157

	7-Day		Value
	Yield	Shares	(Note 2)
SHORT TERM INVESTMENTS (4.68%)
Money Market Fund (4.68%)
Morgan Stanley Institutional Liquidity Fund -Prime Portfolio	0.078%	3,453,507	3,453,507

TOTAL SHORT TERM INVESTMENTS (Cost $3,453,507)			3,453,507

TOTAL INVESTMENTS (100.52%) (Cost $69,288,945)			$74,160,683

Liabilities In Excess Of Other Assets (-0.52%)			(386,339)

NET ASSETS (100.00%)			$73,774,344

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.
(b)	Non-Income Producing Security.

Common Abbreviations:
EAFE - Europe, Australia, and Far East.
ETF - Exchange Traded Fund.
ETN - Exchange Traded Note.
FTSE - Financial Times and the London Stock Exchange.
MLP - Master Limited Partnership.
MSCI - Morgan Stanley Capital International.
S&P - Standard and Poor’s.
SPDR - Standard and Poor's Depositary Receipt.
For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

131 | April 30, 2015

RiverFront Global Allocation Fund
Statement of Investments	April 30, 2015 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (6.27%)
Basic Materials (0.75%)
Forest Products & Paper (0.75%)
International Paper Co.	5,748	$308,783

TOTAL BASIC MATERIALS		308,783

Communications (0.84%)
Media (0.84%)
CBS Corp. Class B	5,533	343,765

TOTAL COMMUNICATIONS		343,765

Consumer, Cyclical (0.85%)
Retail (0.85%)
CVS Health Corp.	3,525	349,997

TOTAL CONSUMER, CYCLICAL		349,997

Consumer, Non‐Cyclical (2.35%)
Pharmaceuticals (2.35%)
Abbott Laboratories	6,064	281,491
Bristol‐Myers Squibb Co.	5,757	366,893
Pfizer, Inc.	9,291	315,244
		963,628

TOTAL CONSUMER, NON‐CYCLICAL		963,628

Energy (0.76%)
Pipelines (0.76%)
Kinder Morgan, Inc.	7,280	312,676

TOTAL ENERGY		312,676

Technology (0.72%)
Software (0.72%)
Oracle Corp.	6,802	296,703

TOTAL TECHNOLOGY		296,703

TOTAL COMMON STOCKS (Cost $2,265,533)		2,575,552

EXCHANGE TRADED FUNDS (88.60%)
Debt (5.62%)
RiverFront Strategic Income Fund(a)	91,345	2,310,115

Equity (82.98%)
Deutsche X‐trackers MSCI EAFE Hedged Equity ETF	64,409	1,944,508

	Shares	Value (Note 2)
Equity (continued)
Financial Select Sector SPDR® Fund	38,103	$919,425
First Trust NYSE Arca Biotechnology Index Fund	4,556	508,040
Global X FTSE Nordic Region ETF	7,542	183,120
Global X MLP & Energy Infrastructure ETF	35,215	683,523
iShares® Asia 50 ETF	11,634	624,630
iShares® Currency Hedged MSCI Germany ETF	56,413	1,527,664
iShares® Dow Jones U.S. Energy Sector Index Fund	16,241	756,668
iShares® MSCI All Country Asia ex Japan ETF	34,865	2,374,655
iShares® MSCI Australia ETF	32,459	756,944
iShares® MSCI EAFE ETF	8,202	545,515
iShares® MSCI Japan Index ETF	140,420	1,805,801
iShares® MSCI Switzerland Capped ETF	11,997	414,376
iShares® MSCI United Kingdom ETF	63,295	1,215,897
iShares® U.S. Consumer Goods ETF	5,476	576,020
iShares® U.S. Home Construction ETF	30,534	791,441
PowerShares® Aerospace & Defense Portfolio	9,899	353,394
PowerShares® KBW Bank Portfolio	14,677	556,112
PowerShares® S&P 500® Ex‐ Rate Sensitive Low Volatility Portfolio(b)	8,237	202,907
PowerShares® S&P 500® High Dividend Portfolio	16,788	550,814
SPDR® Morgan Stanley Technology ETF	16,789	1,733,632
Vanguard® FTSE Developed Markets ETF	36,677	1,517,328
Vanguard® Telecommunication Services ETF	3,707	332,296
WisdomTree® Europe Hedged Equity Fund	119,669	7,689,930
WisdomTree® Japan Hedged Equity Fund	50,638	2,856,996
WisdomTree® Japan SmallCap Dividend Fund	6,895	380,397
WisdomTree® LargeCap Dividend Fund	30,626	2,275,512
		34,077,545

TOTAL EXCHANGE TRADED FUNDS (Cost $33,418,781)		36,387,660

132 | April 30, 2015

RiverFront Global Allocation Fund
Statement of Investments	April 30, 2015 (Unaudited)

	Shares	Value (Note 2)
EXCHANGE TRADED NOTES (2.03%)
Equity (2.03%)
Barclays ETN+ Select MLP ETNs	27,113	$832,098

TOTAL EXCHANGE TRADED NOTES (Cost $780,143)		832,098

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.11%)
Money Market Fund (3.11%)
Morgan Stanley
Institutional Liquidity Fund ‐ Prime Portfolio	0.078%	1,276,038	1,276,038

TOTAL SHORT TERM INVESTMENTS (Cost $1,276,038)			1,276,038

TOTAL INVESTMENTS (100.01%) (Cost $37,740,495)			$41,071,348

Liabilities In Excess Of Other Assets (‐0.01%)			(2,893)

NET ASSETS (100.00%)			$41,068,455

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.
(b)	Non-Income Producing Security.

Common Abbreviations:
EAFE - Europe, Australia, and Far East.
ETN - Exchange Traded Note.
ETF - Exchange Traded Fund.
FTSE - Financial Times and the London Stock Exchange.
KBW- Keefe, Bruyette, & Woods.
MLP - Master Limited Partnership.
MSCI - Morgan Stanley Capital International.
NYSE - New York Stock Exchange
S&P - Standard and Poor’s.
SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

133 | April 30, 2015

RiverFront Global Growth Fund
Statement of Investments	April 30, 2015 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (6.56%)
Basic Materials (0.74%)
Forest Products & Paper (0.74%)
International Paper Co.	11,509	$618,264

TOTAL BASIC MATERIALS		618,264

Communications (0.83%)
Media (0.83%)
CBS Corp. Class B	11,031	685,356

TOTAL COMMUNICATIONS		685,356

Consumer, Cyclical (0.98%)
Retail (0.98%)
CVS Health Corp.	8,221	816,263

TOTAL CONSUMER, CYCLICAL		816,263

Consumer, Non‐Cyclical (2.48%)
Pharmaceuticals (2.48%)
Abbott Laboratories	14,050	652,201
Bristol‐Myers Squibb Co.	12,456	793,821
Pfizer, Inc.	18,136	615,354
		2,061,376

TOTAL CONSUMER, NON‐CYCLICAL		2,061,376

Energy (0.74%)
Pipelines (0.74%)
Kinder Morgan, Inc.	14,228	611,093

TOTAL ENERGY		611,093

Technology (0.79%)
Software (0.79%)
Oracle Corp.	15,052	656,568

TOTAL TECHNOLOGY		656,568

TOTAL COMMON STOCKS (Cost $4,712,344)		5,448,920

EXCHANGE TRADED FUNDS (87.54%)
Equity (87.54%)
Consumer Staples Select Sector SPDR® Fund	28,583	1,382,560
Deutsche X‐trackers MSCI EAFE Hedged Equity ETF	166,966	5,040,704
Financial Select Sector SPDR® Fund	59,254	1,429,799

	Shares	Value (Note 2)
Equity (continued)
First Trust NYSE Arca Biotechnology Index Fund	9,970	$1,111,755
Global X FTSE Nordic Region ETF	14,949	362,962
Global X MLP & Energy Infrastructure ETF	78,973	1,532,866
iShares® Asia 50 ETF	22,912	1,230,145
iShares® Currency Hedged MSCI Germany ETF	110,635	2,995,996
iShares® Dow Jones U.S. Energy Sector Index Fund	51,799	2,413,315
iShares® MSCI All Country Asia ex Japan ETF	86,287	5,877,008
iShares® MSCI Australia ETF	64,083	1,494,416
iShares® MSCI Japan Index ETF	328,092	4,219,263
iShares® MSCI Pacific ex Japan ETF	15,776	746,520
iShares® MSCI Switzerland Capped ETF	23,226	802,226
iShares® MSCI United Kingdom ETF	97,639	1,875,645
iShares® U.S. Consumer Goods ETF	8,784	923,989
iShares® U.S. Home Construction ETF	62,743	1,626,299
PowerShares® Aerospace & Defense Portfolio	26,170	934,269
PowerShares® KBW Bank Portfolio	41,871	1,586,492
PowerShares® S&P 500® Ex‐ Rate Sensitive Low Volatility Portfolio(a)	16,602	408,967
PowerShares® S&P 500® High Dividend Portfolio	39,209	1,286,447
SPDR® Morgan Stanley Technology ETF	28,564	2,949,519
Vanguard® FTSE Developed Markets ETF	77,193	3,193,474
Vanguard® Information Technology ETF	6,051	652,842
Vanguard® Telecommunication Services ETF	8,786	787,577
WisdomTree® Europe Hedged Equity Fund	276,704	17,780,999
WisdomTree® Japan Hedged Equity Fund	112,861	6,367,618
WisdomTree® Japan SmallCap Dividend Fund	13,209	728,740

134 | April 30, 2015

RiverFront Global Growth Fund
Statement of Investments	April 30, 2015 (Unaudited)

	Shares	Value (Note 2)
Equity (continued)
WisdomTree® LargeCap Dividend Fund	12,655	$940,266
		72,682,678

TOTAL EXCHANGE TRADED FUNDS (Cost $65,028,792)		72,682,678

EXCHANGE TRADED NOTES (2.00%)
Equity (2.00%)
Barclays ETN+ Select MLP ETNs	53,998	1,657,198

TOTAL EXCHANGE TRADED NOTES (Cost $1,554,128)		1,657,198

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.08%)
Money Market Fund (3.08%)
Morgan Stanley Institutional Liquidity Fund ‐ Prime Portfolio	0.078%	2,559,750	2,559,750

TOTAL SHORT TERM INVESTMENTS (Cost $2,559,750)			2,559,750

TOTAL INVESTMENTS (99.18%) (Cost $73,855,014)			$82,348,546

Other Assets In Excess Of Liabilities (0.82%)			683,577

NET ASSETS (100.00%)			$83,032,123

(a)	Non-Income Producing Security.

Common Abbreviations:
EAFE - Europe, Australia, and Far East.
ETN - Exchange Traded Note.
ETF - Exchange Traded Fund.
FTSE - Financial Times and the London Stock Exchange.
KBW- Keefe, Bruyette, & Woods.
MLP - Master Limited Partnership.
MSCI - Morgan Stanley Capital International.
NYSE - New York Stock Exchange.
S&P - Standard and Poor’s.
SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

135 | April 30, 2015

RiverFront Moderate Growth & Income Fund
Statement of Investments	April 30, 2015 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (6.51%)
Basic Materials (0.78%)
Forest Products & Paper (0.78%)
International Paper Co.	20,853	$1,120,223

TOTAL BASIC MATERIALS		1,120,223

Communications (0.76%)
Media (0.76%)
CBS Corp. Class B	17,577	1,092,059

TOTAL COMMUNICATIONS		1,092,059

Consumer, Cyclical (1.01%)
Retail (1.01%)
CVS Health Corp.	14,522	1,441,890

TOTAL CONSUMER, CYCLICAL		1,441,890

Consumer, Non‐Cyclical (2.43%)
Pharmaceuticals (2.43%)
Abbott Laboratories	24,928	1,157,158
Bristol‐Myers Squibb Co.	21,053	1,341,708
Pfizer, Inc.	29,420	998,220
		3,497,086

TOTAL CONSUMER, NON‐CYCLICAL		3,497,086

Energy (0.77%)
Pipelines (0.77%)
Kinder Morgan, Inc.	25,821	1,109,012

TOTAL ENERGY		1,109,012

Technology (0.76%)
Software (0.76%)
Oracle Corp.	25,134	1,096,345

TOTAL TECHNOLOGY		1,096,345

TOTAL COMMON STOCKS (Cost $8,041,518)		9,356,615

EXCHANGE TRADED FUNDS (88.00%)
Debt (34.56%)
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	86,017	8,743,628
RiverFront Strategic Income Fund(a)	600,817	15,194,662
SPDR® Barclays Short Term Corporate Bond ETF	470,393	14,441,065

	Shares	Value (Note 2)
Debt (continued)
SPDR® Barclays Short Term High Yield Bond ETF	385,405	$11,307,783
		49,687,138

Equity (53.44%)
Consumer Staples Select Sector SPDR® Fund	88,626	4,286,840
Deutsche X‐trackers MSCI EAFE Hedged Equity ETF	276,102	8,335,519
Global X MLP & Energy Infrastructure ETF	158,629	3,078,989
iShares® Currency Hedged MSCI Germany ETF	99,196	2,686,228
iShares® Dow Jones U.S. Energy Sector Index Fund	41,446	1,930,969
iShares® MSCI Japan Index ETF	316,306	4,067,695
iShares® U.S. Home Construction ETF	42,893	1,111,786
PowerShares® Aerospace & Defense Portfolio	33,013	1,178,564
PowerShares® KBW Bank Portfolio	68,545	2,597,170
PowerShares® S&P 500® Ex-Rate Sensitive Low Volatility Portfolio(b)	28,617	704,940
PowerShares® S&P 500® High Dividend Portfolio	306,634	10,060,661
SPDR® Morgan Stanley Technology ETF	36,337	3,752,159
Vanguard® Telecommunication Services ETF	16,398	1,469,917
WisdomTree® Europe Hedged Equity Fund	228,969	14,713,548
WisdomTree® Japan Hedged Equity Fund	109,321	6,167,891
WisdomTree® Japan SmallCap Dividend Fund	18,717	1,032,617
WisdomTree® LargeCap Dividend Fund	129,772	9,642,059
		76,817,552
TOTAL EXCHANGE TRADED FUNDS (Cost $120,466,977)		126,504,690

EXCHANGE TRADED NOTES (2.34%)
Equity (2.34%)
Barclays ETN+ Select MLP ETNs	109,629	3,364,514

TOTAL EXCHANGE TRADED NOTES (Cost $2,984,764)		3,364,514

136 | April 30, 2015

RiverFront Moderate Growth & Income Fund
Statement of Investments	April 30, 2015 (Unaudited)

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.88%)
Money Market Fund (2.88%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.078%	4,137,391	$4,137,391

TOTAL SHORT TERM INVESTMENTS (Cost $4,137,391)			4,137,391

TOTAL INVESTMENTS (99.73%) (Cost $135,630,650)			$143,363,210

Other Assets In Excess Of Liabilities (0.27%)			384,501

NET ASSETS (100.00%)			$143,747,711

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.
(b)	Non-Income Producing Security.

Common Abbreviations:
EAFE - Europe, Australia, and Far East.
ETF - Exchange Traded Fund.
ETN - Exchange Traded Note.
KBW- Keefe, Bruyette, & Woods.
MLP - Master Limited Partnership.
MSCI - Morgan Stanley Capital International.
PIMCO - Pacific Investment Management Company.
S&P - Standard and Poor’s.
SPDR - Standard and Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.
137 | April 30, 2015

RiverFront Global Allocation Series
Statements of Assets and Liabilities	April 30, 2015 (Unaudited)

	RiverFront Conservative Income Builder Fund	RiverFront Dynamic Equity Income Fund	RiverFront Global Allocation Fund	RiverFront Global Growth Fund	RiverFront Moderate Growth & Income Fund
ASSETS
Investments, at value	$7,107,875	$68,055,778	$38,761,233	$82,348,546	$128,168,548
Investments in affiliates, at value	852,172	6,104,905	2,310,115	–	15,194,662
Receivable for shares sold	61,169	158,836	31,730	937,560	521,662
Dividends and interest receivable	1,525	16,246	8,248	17,832	64,149
Prepaid expenses and other assets	11,842	12,924	11,029	23,250	12,366
Total Assets	8,034,583	74,348,689	41,122,355	83,327,188	143,961,387
LIABILITIES
Payable for shares redeemed	–	478,317	–	219,477	32,019
Investment advisory fees payable	–	40,785	19,614	43,932	83,586
Administration and transfer agency fees payable	761	8,606	5,063	9,503	16,117
Distribution and services fees payable	4,284	31,474	15,069	16,055	63,174
Trustees’ fees and expenses payable	33	53	171	367	379
Professional fees payable	10,541	10,627	9,605	4,208	11,017
Custody fees payable	461	1,343	656	1,029	1,049
Printing fees payable	–	501	1,495	–	3,585
Accrued expenses and other liabilities	1,600	2,639	2,227	494	2,750
Total Liabilities	17,680	574,345	53,900	295,065	213,676
NET ASSETS	$8,016,903	$73,774,344	$41,068,455	$83,032,123	$143,747,711
NET ASSETS CONSIST OF
Paid-in capital	$7,790,324	$66,630,182	$37,036,972	$73,088,026	$133,055,277
Accumulated net investment income	43,341	484,243	217,612	539,475	734,226
Accumulated net realized gain on investments	37,125	1,788,181	483,018	911,090	2,225,648
Net unrealized appreciation in value on investments	146,113	4,871,738	3,330,853	8,493,532	7,732,560
NET ASSETS	$8,016,903	$73,774,344	$41,068,455	$83,032,123	$143,747,711
INVESTMENTS, AT COST	$6,968,957	$63,220,149	$35,445,827	$73,855,014	$120,533,702
INVESTMENTS IN AFFILIATES, AT COST	$844,977	$6,068,796	$2,294,668	$–	$15,096,948
See Notes to Financial Statements.

138 | April 30, 2015

RiverFront Global Allocation Series
Statements of Assets and Liabilities (continued)	April 30, 2015 (Unaudited)

	RiverFront	RiverFront			RiverFront
	Conservative	Dynamic Equity	RiverFront	RiverFront	Moderate Growth
	Income Builder	Income	Global Allocation	Global Growth	& Income
	Fund	Fund	Fund	Fund	Fund

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$10.69	$13.24	$12.83	$14.75	$11.82
Net Assets	$1,285,874	$18,071,900	$9,572,018	$17,407,766	$27,238,582
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	120,290	1,364,826	746,303	1,180,027	2,303,742
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$11.31	$14.01	$13.58	$15.61	$12.51
Class C:
Net Asset Value, offering and redemption price per share(a)	$10.61	$13.07	$12.65	$14.51	$11.76
Net Assets	$4,757,344	$33,478,004	$16,028,480	$12,938,100	$69,865,832
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	448,318	2,562,014	1,267,522	891,887	5,940,105
Class I:
Net Asset Value, offering and redemption price per share	$10.51	$13.16	$12.59	$14.82	$11.82
Net Assets	$1,973,685	$22,224,440	$15,467,957	$17,081,861	$46,643,297
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	187,781	1,688,526	1,228,310	1,152,697	3,947,740
Class L:
Net Asset Value, offering and redemption price per share	N/A	N/A	N/A	$14.80	N/A
Net Assets	N/A	N/A	N/A	$27,747,442	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	N/A	N/A	N/A	1,875,057	N/A
Investor Class:
Net Asset Value, offering and redemption price per share	N/A	N/A	N/A	$14.67	N/A
Net Assets	N/A	N/A	N/A	$7,856,954	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	N/A	N/A	N/A	535,442	N/A

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

139 | April 30, 2015

RiverFront Global Allocation Series
Statements of Operations	For the Six Months Ended April 30, 2015 (Unaudited)

	RiverFront	RiverFront			RiverFront
	Conservative	Dynamic Equity	RiverFront	RiverFront	Moderate Growth
	Income Builder	Income	Global Allocation	Global Growth	& Income
	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividends	$159,138	$1,621,783	$824,760	$1,800,588	$2,779,542
Dividends from affiliated securities	14,983	79,293	19,297	–	233,644
Total Investment Income	174,121	1,701,076	844,057	1,800,588	3,013,186

EXPENSES
Investment advisory fees	35,272	298,000	156,827	321,211	590,396
Administrative fees	4,833	36,843	19,914	39,867	72,288
Transfer agency fees	422	2,587	1,530	2,279	4,383
Distribution and service fees
Class A	1,550	21,698	10,504	21,318	34,054
Class C	24,415	157,883	74,867	59,149	335,436
Investor Class	–	–	–	9,632	–
Professional fees	8,389	9,408	7,876	8,042	10,829
Reports to shareholders and printing fees	344	3,561	2,907	3,428	7,236
State registration fees	20,597	22,924	21,402	33,036	24,358
Insurance fees	52	418	217	449	814
Custody fees	1,607	2,979	1,828	3,054	3,792
Trustees’ fees and expenses	107	601	456	932	1,469
Miscellaneous expenses	3,931	6,427	5,432	8,327	9,121
Total Expenses	101,519	563,329	303,760	510,724	1,094,176
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(5,753)	(16,901)	(11,923)	(18,050)	(19,449)
Class C	(22,535)	(30,763)	(21,206)	(12,612)	(47,986)
Class I	(9,919)	(20,555)	(19,208)	(14,999)	(32,127)
Class L	–	–	–	(26,684)	–
Investor Class	–	–	–	(8,172)	–
Net Expenses	63,312	495,110	251,423	430,207	994,614
Net Investment Income	110,809	1,205,966	592,634	1,370,381	2,018,572
Net realized gain on investments	44,378	1,834,305	487,866	946,935	2,230,143
Net realized loss on investments - affiliated securities	(2,957)	–	–	–	(4,363)
Net change in unrealized appreciation/(depreciation) on investments	(3,071)	836,617	1,125,142	2,928,434	679,691
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	38,350	2,670,922	1,613,008	3,875,369	2,905,471
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$149,159	$3,876,888	$2,205,642	$5,245,750	$4,924,043
See Notes to Financial Statements.
140 | April 30, 2015

RiverFront Conservative Income Builder Fund
Statements of Changes in Net Assets

	For the Six Months Ended	For the Fiscal Period Ended
	April 30, 2015	October 31, 2014(a)
OPERATIONS
Net investment income	$110,809	$29,975
Net realized gain on investments	44,378	110,437
Net realized loss on investments ‐ affiliated securities	(2,957)	(42)
Net change in unrealized depreciation on investments	(3,071)	(67,675)
Net Increase in Net Assets Resulting from Operations	149,159	72,695
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(12,065)	(7,517)
Class C	(35,142)	(14,233)
Class I	(21,882)	(13,957)
Dividends to shareholders from net realized gains
Class A	(33,682)	–
Class C	(128,451)	–
Class I	(53,269)	–
Net Decrease in Net Assets from Distributions	(284,491)	(35,707)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	494,765	224,208
Class C	627,688	1,216,347
Class I	511,467	1,817,467
Dividends reinvested
Class A	20,748	3,697
Class C	139,954	12,819
Class I	66,023	13,270
Shares redeemed
Class A	(299,882)	(244,851)
Class C	(950,792)	(336,045)
Class I	(1,397,609)	(392,394)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(787,638)	2,314,518
Net increase/(decrease) in net assets	(922,970)	2,351,506
NET ASSETS
Beginning of period	8,939,873	6,588,367
End of period *	$8,016,903	$8,939,873
*Including accumulated net investment income of:	$43,341	$1,621

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

141 | April 30, 2015

RiverFront Dynamic Equity Income Fund
Statements of Changes in Net Assets

	For the Six Months Ended	For the Fiscal Period Ended
	April 30, 2015	October 31, 2014(a)
OPERATIONS
Net investment income	$1,205,966	$354,835
Net realized gain on investments	1,834,305	495,747
Net realized loss on investments ‐ affiliated securities	–	(2,968)
Net change in unrealized appreciation on investments	836,617	59,792
Net Increase in Net Assets Resulting from Operations	3,876,888	907,406
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(194,756)	(111,022)
Class C	(301,894)	(86,202)
Class I	(239,141)	(158,721)
Dividends to shareholders from net realized gains
Class A	(621,662)	–
Class C	(1,103,238)	–
Class I	(746,196)	–
Net Decrease in Net Assets from Distributions	(3,206,887)	(355,945)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	2,699,067	3,938,297
Class C	5,026,089	7,076,964
Class I	3,614,967	3,502,112
Dividends reinvested
Class A	769,625	102,697
Class C	1,313,215	79,328
Class I	876,597	138,648
Shares redeemed
Class A	(2,797,478)	(2,263,648)
Class C	(3,327,532)	(3,022,626)
Class I	(3,511,747)	(1,075,996)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	4,662,803	8,475,776
Net increase in net assets	5,332,804	9,027,237
NET ASSETS
Beginning of period	68,441,540	59,414,303
End of period *	$73,774,344	$68,441,540
*Including accumulated net investment income of:	$484,243	$14,068

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

142 | April 30, 2015

RiverFront Global Allocation Fund
Statements of Changes in Net Assets

	For the Six Months Ended	For the Fiscal Period Ended
	April 30, 2015	October 31, 2014(a)
OPERATIONS
Net investment income	$592,634	$166,583
Net realized gain on investments	487,866	1,047,052
Net realized loss on investments ‐ affiliated securities	–	(14,540)
Net change in unrealized appreciation/(depreciation) on investments	1,125,142	(814,242)
Net Increase in Net Assets Resulting from Operations	2,205,642	384,853
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(135,563)	–
Class C	(171,705)	–
Class I	(234,337)	–
Dividends to shareholders from net realized gains
Class A	(560,595)	–
Class C	(1,028,926)	–
Class I	(892,615)	–
Net Decrease in Net Assets from Distributions	(3,023,741)	–
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	1,590,461	704,281
Class C	2,423,680	1,706,825
Class I	3,287,273	3,218,570
Dividends reinvested
Class A	673,030	–
Class C	1,146,839	–
Class I	1,105,082	–
Shares redeemed
Class A	(869,520)	(1,557,221)
Class C	(1,952,422)	(1,700,105)
Class I	(1,542,645)	(975,931)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	5,861,778	1,396,419
Net increase in net assets	5,043,679	1,781,272
NET ASSETS
Beginning of period	36,024,776	34,243,504
End of period *	$41,068,455	$36,024,776
*Including accumulated net investment income of:	$217,612	$166,583

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

See Notes to Financial Statements.

143 | April 30, 2015

RiverFront Global Growth Fund
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2015	For the Fiscal Period Ended October 31, 2014(a)
OPERATIONS
Net investment income	$1,370,381	$422,375
Net realized gain on investments	946,935	3,579,076
Net change in unrealized appreciation/(depreciation) on investments	2,928,434	(3,270,391)
Net Increase in Net Assets Resulting from Operations	5,245,750	731,060
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(284,353)	–
Class C	(141,577)	–
Class I	(243,129)	–
Class L	(453,248)	–
Investor Class	(133,236)	–
Dividends to shareholders from net realized gains
Class A	(1,555,258)	–
Class C	(1,081,235)	–
Class I	(1,217,027)	–
Class L	(2,207,236)	–
Investor Class	(716,298)	–
Net Decrease in Net Assets from Distributions	(8,032,597)	–
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	3,016,931	4,307,345
Class C	2,148,124	1,088,318
Class I	5,180,344	2,214,171
Class L	3,789,489	1,420,447
Investor Class	233,086	66,568
Dividends reinvested
Class A	1,781,625	–
Class C	1,193,814	–
Class I	1,360,312	–
Class L	2,618,006	–
Investor Class	762,580	–
Shares redeemed
Class A	(3,438,730)	(4,115,225)
Class C	(1,367,127)	(1,282,840)
Class I	(2,323,518)	(852,301)
Class L	(2,168,857)	(2,447,309)
Investor Class	(585,499)	(760,465)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	12,200,580	(361,291)
Net increase in net assets	9,413,733	369,769
NET ASSETS
Beginning of period	73,618,390	73,248,621
End of period *	$83,032,123	$73,618,390
*Including accumulated net investment income of:	$539,475	$424,637

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

144 | April 30, 2015

RiverFront Moderate Growth & Income Fund
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2015	For the Fiscal Period Ended October 31, 2014(a)
OPERATIONS
Net investment income	$2,018,572	$849,869
Net realized gain on investments	2,230,143	3,635,670
Net realized loss on investments ‐ affiliated securities	(4,363)	–
Net change in unrealized appreciation/(depreciation) on investments	679,691	(1,889,311)
Net Increase in Net Assets Resulting from Operations	4,924,043	2,596,228
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(293,198)	(220,828)
Class C	(519,310)	(267,118)
Class I	(521,526)	(373,018)
Dividends to shareholders from net realized gains
Class A	(1,452,046)	–
Class C	(3,504,595)	–
Class I	(2,361,505)	–
Net Decrease in Net Assets from Distributions	(8,652,180)	(860,964)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	2,574,879	4,201,326
Class C	7,855,495	7,712,589
Class I	9,039,716	6,525,980
Dividends reinvested
Class A	1,580,412	187,752
Class C	3,570,702	220,912
Class I	2,610,717	325,977
Shares redeemed
Class A	(3,778,805)	(8,283,862)
Class C	(6,210,721)	(5,318,273)
Class I	(5,891,054)	(3,079,334)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	11,351,341	2,493,067
Net increase in net assets	7,623,204	4,228,331
NET ASSETS
Beginning of period	136,124,507	131,896,176
End of period *	$143,747,711	$136,124,507
*Including accumulated net investment income of:	$734,226	$49,688

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

145 | April 30, 2015

RiverFront Conservative Income Builder Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.86		$10.83		$10.48	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.16		0.07		0.13	0.09
Net realized and unrealized gain	0.06		0.04		0.53	0.48
Total from investment operations	0.22		0.11		0.66	0.57

DISTRIBUTIONS:
From net investment income	(0.10)		(0.08)		(0.12)	(0.09)
From net realized gains	(0.29)		–		(0.19)	–
Total distributions	(0.39)		(0.08)		(0.31)	(0.09)

Net increase/(decrease) in net asset value	(0.17)		0.03		0.35	0.48
Net asset value, end of period	$10.69		$10.86		$10.83	$10.48
TOTAL RETURN(c)	2.09%		0.98%		6.35%	5.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,286		$1,089		$1,101	$607
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.08	%(d)	2.39	%(d)	2.94%	5.65	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(d)	1.15	%(d)	1.15%	1.15	%(d)(e)
Ratio of net investment income to average net assets	3.01	%(d)	1.22	%(d)	1.27%	1.37	%(d)(e)
Portfolio turnover rate(f)	120%		34%		125%	73%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

146 | April 30, 2015

RiverFront Conservative Income Builder Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

						For the Period
						September 4,
	For the Six		For the Fiscal			2012
	Months Ended		Period Ended		For the Year	(Commencement)
	April 30, 2015		October 31,		Ended	to
	(Unaudited)		2014(a)		April 30, 2014	April 30, 2013
Net asset value, beginning of period	$10.81		$10.77		$10.51	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.12		0.03		0.06	0.06
Net realized and unrealized gain	0.05		0.04		0.51	0.47
Total from investment operations	0.17		0.07		0.57	0.53

DISTRIBUTIONS:
From net investment income	(0.08)		(0.03)		(0.12)	(0.02)
From net realized gains	(0.29)		–		(0.19)	–
Total distributions	(0.37)		(0.03)		(0.31)	(0.02)

Net increase/(decrease) in net asset value	(0.20)		0.04		0.26	0.51
Net asset value, end of period	$10.61		$10.81		$10.77	$10.51
TOTAL RETURN(c)	1.61%		0.68%		5.49%	5.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$4,757		$5,021		$4,106	$2,264
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.82	%(d)	3.14	%(d)	3.73%	6.53	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90	%(d)	1.90	%(d)	1.90%	1.90	%(d)(e)
Ratio of net investment income to average net assets	2.36	%(d)	0.47	%(d)	0.53%	0.90	%(d)(e)
Portfolio turnover rate(f)	120%		34%		125%	73%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

147 | April 30, 2015

RiverFront Conservative Income Builder Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.70		$10.66		$10.29	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.17		0.07		0.15	0.12
Net realized and unrealized gain	0.05		0.06		0.51	0.46
Total from investment operations	0.22		0.13		0.66	0.58

DISTRIBUTIONS:
From net investment income	(0.12)		(0.09)		(0.10)	(0.29)
From net realized gains	(0.29)		–		(0.19)	–
Total distributions	(0.41)		(0.09)		(0.29)	(0.29)

Net increase/(decrease) in net asset value	(0.19)		0.04		0.37	0.29
Net asset value, end of period	$10.51		$10.70		$10.66	$10.29
TOTAL RETURN(c)	2.11%		1.19%		6.53%	5.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,974		$2,830		$1,381	$715
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.81	%(d)	2.12	%(d)	2.66%	7.74	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90	%(d)	0.90	%(d)	0.90%	0.90	%(d)(e)
Ratio of net investment income to average net assets	3.16	%(d)	1.34	%(d)	1.49%	1.84	%(d)(e)
Portfolio turnover rate(f)	120%		34%		125%	73%
(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

148 | April 30, 2015

RiverFront Dynamic Equity Income Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$13.10		$12.97		$12.24	$11.24		$11.73	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.25		0.09		0.17	0.25		0.16	0.12
Net realized and unrealized gain/(loss)	0.49		0.13		1.17	0.99		(0.49)	1.67
Total from investment operations	0.74		0.22		1.34	1.24		(0.33)	1.79

DISTRIBUTIONS:
From net investment income	(0.14)		(0.09)		(0.17)	(0.24)		(0.15)	(0.06)
From net realized gains	(0.46)		–		(0.44)	–		–	(0.00	)(d)
Tax return of capital	–		–		–	–		(0.01)	(0.00	)(d)
Total distributions	(0.60)		(0.09)		(0.61)	(0.24)		(0.16)	(0.06)

Net increase/(decrease) in net asset value	0.14		0.13		0.73	1.00		(0.49)	1.73
Net asset value, end of period	$13.24		$13.10		$12.97	$12.24		$11.24	$11.73
TOTAL RETURN(e)	5.90%		1.66%		11.15%	11.22%		(2.80)%	17.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$18,072		$17,275		$15,374	$8,087		$7,114	$5,723
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.34	%(f)	1.39	%(f)	1.42%	1.58%		1.73%	2.17	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(f)	1.15	%(f)	1.15%	1.20	%(g)	1.30%	1.30	%(f)
Ratio of net investment income to average net assets	3.80	%(f)	1.33	%(f)	1.38%	2.17%		1.50%	1.48	%(f)
Portfolio turnover rate(h)	47%		45%		99%	136%		133%	66%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(c)	Calculated using the average shares method.
(d)	Less than ($0.005) per share.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

149 | April 30, 2015

RiverFront Dynamic Equity Income Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$12.97		$12.84		$12.13	$11.14		$11.67	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.19		0.04		0.08	0.16		0.09	0.05
Net realized and unrealized gain/(loss)	0.49		0.13		1.15	0.98		(0.51)	1.67
Total from investment operations	0.68		0.17		1.23	1.14		(0.42)	1.72

DISTRIBUTIONS:
From net investment income	(0.12)		(0.04)		(0.08)	(0.15)		(0.10)	(0.05)
From net realized gains	(0.46)		–		(0.44)	–		–	(0.00	)(d)
Tax return of capital	–		–		–	–		(0.01)	(0.00	)(d)
Total distributions	(0.58)		(0.04)		(0.52)	(0.15)		(0.11)	(0.05)

Net increase/(decrease) in net asset value	0.10		0.13		0.71	0.99		(0.53)	1.67
Net asset value, end of period	$13.07		$12.97		$12.84	$12.13		$11.14	$11.67
TOTAL RETURN(e)	5.51%		1.30%		10.34%	10.41%		(3.60)%	17.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$33,478		$30,170		$25,787	$16,070		$13,729	$9,223
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.09	%(f)	2.15	%(f)	2.18%	2.33%		2.49%	3.10	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90	%(f)	1.90	%(f)	1.90%	1.95	%(g)	2.05%	2.05	%(f)
Ratio of net investment income to average net assets	2.91	%(f)	0.60	%(f)	0.61%	1.44%		0.84%	0.65	%(f)
Portfolio turnover rate(h)	47%		45%		99%	136%		133%	66%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(c)	Calculated using the average shares method.
(d)	Less than ($0.005) per share.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

150 | April 30, 2015

RiverFront Dynamic Equity Income Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$13.02		$12.88		$12.16	$11.17		$11.64	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.25		0.10		0.20	0.27		0.20	0.12
Net realized and unrealized gain/(loss)	0.49		0.14		1.16	0.99		(0.50)	1.68
Total from investment operations	0.74		0.24		1.36	1.26		(0.30)	1.80

DISTRIBUTIONS:
From net investment income	(0.14)		(0.10)		(0.20)	(0.27)		(0.16)	(0.15)
From net realized gains	(0.46)		–		(0.44)	–		–	(0.00	)(d)
Tax return of capital	–		–		–	–		(0.01)	(0.01)
Total distributions	(0.60)		(0.10)		(0.64)	(0.27)		(0.17)	(0.16)

Net increase/(decrease) in net asset value	0.14		0.14		0.72	0.99		(0.47)	1.64
Net asset value, end of period	$13.16		$13.02		$12.88	$12.16		$11.17	$11.64
TOTAL RETURN(e)	5.98%		1.88%		11.40%	11.47%		(2.58)%	18.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$22,224		$20,997		$18,254	$10,460		$6,897	$3,301
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.09	%(f)	1.15	%(f)	1.17%	1.33%		1.49%	2.44	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90	%(f)	0.90	%(f)	0.90%	0.95	%(g)	1.05%	1.05	%(f)
Ratio of net investment income to average net assets	3.94	%(f)	1.57	%(f)	1.61%	2.36%		1.88%	1.49	%(f)
Portfolio turnover rate(h)	47%		45%		99%	136%		133%	66%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(c)	Calculated using the average shares method.
(d)	Less than ($0.005) per share.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

151 | April 30, 2015

RiverFront Global Allocation Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$13.14		$12.97		$11.93	$10.86		$11.66	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.22		0.08		0.10	0.15		0.12	0.10
Net realized and unrealized gain/(loss)	0.57		0.09		1.36	1.08		(0.84)	1.61
Total from investment operations	0.79		0.17		1.46	1.23		(0.72)	1.71

DISTRIBUTIONS:
From net investment income	(0.21)		–		(0.09)	(0.16)		(0.07)	(0.05)
From net realized gains	(0.89)		–		(0.33)	–		(0.01)	–
Total distributions	(1.10)		–		(0.42)	(0.16)		(0.08)	(0.05)

Net increase/(decrease) in net asset value	(0.31)		0.17		1.04	1.07		(0.80)	1.66
Net asset value, end of period	$12.83		$13.14		$12.97	$11.93		$10.86	$11.66
TOTAL RETURN(d)	6.46%		1.31%		12.32%	11.47%		(6.18)%	17.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$9,572		$8,372		$9,098	$8,244		$5,791	$4,686
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.43	%(e)	1.50	%(e)	1.51%	1.68%		1.80%	3.00	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(e)	1.15	%(e)	1.15%	1.19	%(f)	1.30%	1.30	%(e)
Ratio of net investment income to average net assets	3.44	%(e)	1.21	%(e)	0.83%	1.32%		1.10%	1.16	%(e)
Portfolio turnover rate(g)	42%		47%		95%	113%		163%	77%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.
See Notes to Financial Statements.

152 | April 30, 2015

RiverFront Global Allocation Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$12.95		$12.83		$11.84	$10.81		$11.64	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.17		0.03		0.01	0.07		0.02	0.00	(d)
Net realized and unrealized gain/(loss)	0.56		0.09		1.34	1.07		(0.82)	1.65
Total from investment operations	0.73		0.12		1.35	1.14		(0.80)	1.65

DISTRIBUTIONS:
From net investment income	(0.14)		–		(0.03)	(0.11)		(0.02)	(0.01)
From net realized gains	(0.89)		–		(0.33)	–		(0.01)	–
Total distributions	(1.03)		–		(0.36)	(0.11)		(0.03)	(0.01)

Net increase/(decrease) in net asset value	(0.30)		0.12		0.99	1.03		(0.83)	1.64
Net asset value, end of period	$12.65		$12.95		$12.83	$11.84		$10.81	$11.64
TOTAL RETURN(e)	6.08%		0.94%		11.48%	10.59%		(6.86)%	16.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$16,028		$14,758		$14,624	$9,686		$9,891	$8,926
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.18	%(f)	2.25	%(f)	2.26%	2.44%		2.58%	3.21	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90	%(f)	1.90	%(f)	1.90%	1.95	%(g)	2.05%	2.05	%(f)
Ratio of net investment income to average net assets	2.74	%(f)	0.40	%(f)	0.05%	0.66%		0.17%	0.04	%(f)
Portfolio turnover rate(h)	42%		47%		95%	113%		163%	77%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.
See Notes to Financial Statements.

153 | April 30, 2015

RiverFront Global Allocation Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

									For the
	For the Six		For the						Period
	Months		Fiscal						August 2,
	Ended		Period		For the Year	For the Year		For the Year	2010
	April 30,		Ended		Ended	Ended		Ended	(Inception)
	2015		October 31,		April 30,	April 30,		April 30,	to April 30,
	(Unaudited)		2014(a)		2014	2013		2012(b)	2011
Net asset value, beginning of period	$12.92		$12.75		$11.72	$10.66		$11.42	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.22		0.09		0.13	0.17		0.13	0.08
Net realized and unrealized gain/(loss)	0.56		0.08		1.34	1.07		(0.80)	1.62
Total from investment operations	0.78		0.17		1.47	1.24		(0.67)	1.70

DISTRIBUTIONS:
From net investment income	(0.22)		–		(0.11)	(0.18)		(0.08)	(0.28)
From net realized gains	(0.89)		–		(0.33)	–		(0.01)	–
Total distributions	(1.11)		–		(0.44)	(0.18)		(0.09)	(0.28)

Net increase/(decrease) in net asset value	(0.33)		0.17		1.03	1.06		(0.76)	1.42
Net asset value, end of period	$12.59		$12.92		$12.75	$11.72		$10.66	$11.42
TOTAL RETURN(d)	6.57%		1.33%		12.61%	11.73%		(5.86)%	17.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$15,468		$12,895		$10,521	$6,675		$3,496	$1,905
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.18	%(e)	1.26	%(e)	1.26%	1.43%		1.55%	4.68	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90	%(e)	0.90	%(e)	0.90%	0.94	%(f)	1.05%	1.05	%(e)
Ratio of net investment income to average net assets	3.59	%(e)	1.41	%(e)	1.07%	1.52%		1.28%	0.98	%(e)
Portfolio turnover rate(g)	42%		47%		95%	113%		163%	77%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.
See Notes to Financial Statements.

154 | April 30, 2015

RiverFront Global Growth Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

			For the
	For the Six		Fiscal					For the
	Months		Period		For the Year	For the Year	For the Year	Fiscal
	Ended April		Ended		Ended	Ended	Ended	Period
	30, 2015		October 31,		April 30,	April 30,	April 30,	Ended April
	(Unaudited)		2014(a)		2014	2013	2012(b)	30, 2011(c)
Net asset value, beginning of period	$15.44		$15.26		$14.89	$13.37	$15.65	$14.66

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.27		0.08		0.12	0.17	0.14	0.00	(e)
Net realized and unrealized gain/(loss)	0.73		0.10		1.88	1.57	(1.41)	0.99
Total from investment operations	1.00		0.18		2.00	1.74	(1.27)	0.99

DISTRIBUTIONS:
From net investment income	(0.25)		–		(0.12)	(0.22)	(0.14)	–
From net realized gains	(1.44)		–		(1.51)	–	(0.87)	–
Total distributions	(1.69)		–		(1.63)	(0.22)	(1.01)	–

Net increase/(decrease) in net asset value	(0.69)		0.18		0.37	1.52	(2.28)	0.99
Net asset value, end of period	$14.75		$15.44		$15.26	$14.89	$13.37	$15.65
TOTAL RETURN(f)	7.15%		1.18%		13.66%	13.14%	(7.51)%	6.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$17,408		$16,694		$16,440	$8,525	$5,241	$12,307
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.36	%(g)	1.38	%(g)	1.40%	1.49%	1.52%	1.58	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(h)	1.15	%(g)	1.15	%(g)	1.15%	0.98%	0.92%	0.81	%(g)
Ratio of net investment income to average net assets	3.69	%(g)	1.08	%(g)	0.76%	1.23%	0.99%	0.06	%(g)
Portfolio turnover rate(i)	41%		48%		85%	113%	119%	34%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.
See Notes to Financial Statements.

155 | April 30, 2015

RiverFront Global Growth Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

			For the
	For the Six		Fiscal					For the
	Months		Period		For the Year	For the Year	For the Year	Fiscal
	Ended April		Ended		Ended	Ended	Ended	Period
	30, 2015		October 31,		April 30,	April 30,	April 30,	Ended April
	(Unaudited)		2014(a)		2014	2013	2012(b)	30, 2011(c)
Net asset value, beginning of period	$15.19		$15.07		$14.76	$13.29	$15.60	$14.63

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	0.21		0.03		0.01	0.08	0.05	(0.04)
Net realized and unrealized gain/(loss)	0.72		0.09		1.86	1.54	(1.42)	1.01
Total from investment operations	0.93		0.12		1.87	1.62	(1.37)	0.97

DISTRIBUTIONS:
From net investment income	(0.17)		–		(0.05)	(0.15)	(0.07)	–
From net realized gains	(1.44)		–		(1.51)	–	(0.87)	–
Total distributions	(1.61)		–		(1.56)	(0.15)	(0.94)	–

Net increase/(decrease) in net asset value	(0.68)		0.12		0.31	1.47	(2.31)	0.97
Net asset value, end of period	$14.51		$15.19		$15.07	$14.76	$13.29	$15.60
TOTAL RETURN(e)	6.77%		0.80%		12.84%	12.31%	(8.22)%	6.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$12,938		$11,420		$11,511	$7,182	$6,808	$6,156
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.11	%(f)	2.13	%(f)	2.15%	2.25%	2.29%	2.33	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	1.90	%(f)	1.90	%(f)	1.90%	1.73%	1.67%	1.55	%(f)
Ratio of net investment income/(loss) to average net assets	2.88	%(f)	0.38	%(f)	0.07%	0.57%	0.34%	(0.72	)%(f)
Portfolio turnover rate(h)	41%		48%		85%	113%	119%	34%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.
See Notes to Financial Statements.

156 | April 30, 2015

RiverFront Global Growth Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Fiscal Period Ended April 30, 2011(c)
Net asset value, beginning of period	$15.52		$15.32		$14.92	$13.40	$15.67	$14.65

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.28		0.10		0.17	0.20	0.19	0.01
Net realized and unrealized gain/(loss)	0.74		0.10		1.89	1.57	(1.51)	1.01
Total from investment operations	1.02		0.20		2.06	1.77	(1.32)	1.02

DISTRIBUTIONS:
From net investment income	(0.28)		–		(0.15)	(0.25)	(0.16)	–
From net realized gains	(1.44)		–		(1.51)	–	(0.79)	–
Total distributions	(1.72)		–		(1.66)	(0.25)	(0.95)	–

Net increase/(decrease) in net asset value	(0.70)		0.20		0.40	1.52	(2.27)	1.02
Net asset value, end of period	$14.82		$15.52		$15.32	$14.92	$13.40	$15.67
TOTAL RETURN(e)	7.23%		1.31%		14.01%	13.36%	(7.31)%	7.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$17,082		$13,343		$11,845	$7,769	$6,022	$4,508
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.12	%(f)	1.36	%(f)	1.16%	1.25%	1.30%	1.30	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	0.90	%(f)	0.90	%(f)	0.90%	0.73%	0.67%	0.61	%(f)
Ratio of net investment income to average net assets	3.77	%(f)	1.32	%(f)	1.13%	1.45%	1.44%	0.23	%(f)
Portfolio turnover rate(h)	41%		48%		85%	113%	119%	34%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

157 | April 30, 2015

RiverFront Global Growth Fund – Class L
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Fiscal Period Ended April 30, 2011(c)
Net asset value, beginning of period	$15.49		$15.29		$14.90	$13.37	$15.65	$14.63

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.28		0.11		0.17	0.22	0.17	0.01
Net realized and unrealized gain/(loss)	0.75		0.09		1.88	1.56	(1.41)	1.01
Total from investment operations	1.03		0.20		2.05	1.78	(1.24)	1.02

DISTRIBUTIONS:
From net investment income	(0.28)		–		(0.15)	(0.25)	(0.14)	–
From net realized gains	(1.44)		–		(1.51)	–	(0.87)	–
Total distributions	(1.72)		–		(1.66)	(0.25)	(1.04)	–

Net increase/(decrease) in net asset value	(0.69)		0.20		0.39	1.53	(2.28)	1.02
Net asset value, end of period	$14.80		$15.49		$15.29	$14.90	$13.37	$15.65
TOTAL RETURN(e)	7.32%		1.31%		13.98%	13.43%	(7.31)%	6.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$27,747		$24,400		$25,092	$23,454	$24,765	$42,977
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.11	%(f)	1.02	%(f)	1.15%	1.25%	1.08%	1.28	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)(g)	0.90	%(f)	0.90	%(f)	0.90%	0.73%	0.67%	0.64	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	0.90	%(f)	0.90	%(f)	0.90%	0.90%	0.90%	0.90	%(f)
Ratio of net investment income to average net assets	3.81	%(f)	1.37	%(f)	1.11%	1.59%	1.26%	0.19	%(f)
Portfolio turnover rate(h)	41%		48%		85%	113%	119%	34%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

158 | April 30, 2015

RiverFront Global Growth Fund – Investor Class
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Fiscal Period Ended April 30, 2011(c)
Net asset value, beginning of period	$15.37		$15.19		$14.82	$13.32	$15.59	$14.59

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.27		0.09		0.13	0.18	0.13	0.00	(e)
Net realized and unrealized gain/(loss)	0.72		0.09		1.87	1.54	(1.39)	1.00
Total from investment operations	0.99		0.18		2.00	1.72	(1.26)	1.00

DISTRIBUTIONS:
From net investment income	(0.25)		–		(0.12)	(0.22)	(0.14)	–
From net realized gains	(1.44)		–		(1.51)	–	(0.87)	–
Total distributions	(1.69)		–		(1.63)	(0.22)	(1.01)	–

Net increase/(decrease) in net asset value	(0.70)		0.18		0.37	1.50	(2.27)	1.00
Net asset value, end of period	$14.67		$15.37		$15.19	$14.82	$13.32	$15.59
TOTAL RETURN(f)	7.12%		1.18%		13.73%	13.07%	(7.47)%	6.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,857		$7,762		$8,361	$9,174	$10,133	$21,270
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.36	%(g)	1.38	%(g)	1.41%	1.50%	1.93%	1.53	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)(h)	1.15	%(g)	1.15	%(g)	1.15%	0.98%	0.92%	0.89	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	1.15	%(g)	1.15	%(g)	1.15%	1.15%	1.15%	1.15	%(g)
Ratio of net investment income/(loss) to average net assets	3.75	%(g)	1.14	%(g)	0.85%	1.36%	0.97%	(0.08	)%(g)
Portfolio turnover rate(i)	41%		48%		85%	113%	119%	34%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Annualized.
(h)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

159 | April 30, 2015

RiverFront Moderate Growth & Income Fund – Class A
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012		For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$12.15		$11.99		$11.66	$10.96		$11.08		$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.19		0.09		0.16	0.24		0.17		0.15
Net realized and unrealized gain/(loss)	0.24		0.16		0.89	0.69		(0.12)		1.01
Total from investment operations	0.43		0.25		1.05	0.93		0.05		1.16

DISTRIBUTIONS:
From net investment income	(0.12)		(0.09)		(0.16)	(0.23)		(0.17)		(0.08)
From net realized gains	(0.64)		–		(0.56)	–		–		(0.00	)(c)
Tax return of capital	–		–		–	–		(0.00	)(c)	–
Total distributions	(0.76)		(0.09)		(0.72)	(0.23)		(0.17)		(0.08)

Net increase/(decrease) in net asset value	(0.33)		0.16		0.33	0.70		(0.12)		1.08
Net asset value, end of period	$11.82		$12.15		$11.99	$11.66		$10.96		$11.08
TOTAL RETURN(d)	3.69%		2.12%		9.16%	8.59%		0.55%		11.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$27,239		$27,598		$31,033	$29,066		$20,754		$12,148
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.29	%(e)	1.31	%(e)	1.32%	1.40%		1.50%		1.64	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(e)	1.15	%(e)	1.15%	1.19	%(f)	1.30%		1.30	%(e)
Ratio of net investment income to average net assets	3.23	%(e)	1.54	%(e)	1.35%	2.17%		1.65%		1.89	%(e)
Portfolio turnover rate(g)	65%		42%		98%	108%		128%		69%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

160 | April 30, 2015

RiverFront Moderate Growth & Income Fund – Class C
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012		For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$12.10		$11.94		$11.62	$10.92		$11.06		$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.14		0.05		0.07	0.16		0.09		0.10
Net realized and unrealized gain/(loss)	0.25		0.16		0.89	0.68		(0.13)		1.02
Total from investment operations	0.39		0.21		0.96	0.84		(0.04)		1.12

DISTRIBUTIONS:
From net investment income	(0.09)		(0.05)		(0.08)	(0.14)		(0.10)		(0.06)
From net realized gains	(0.64)		–		(0.56)	–		–		(0.00	)(c)
Tax return of capital	–		–		–	–		(0.00	)(c)	–
Total distributions	(0.73)		(0.05)		(0.64)	(0.14)		(0.10)		(0.06)

Net increase/(decrease) in net asset value	(0.34)		0.16		0.32	0.70		(0.14)		1.06
Net asset value, end of period	$11.76		$12.10		$11.94	$11.62		$10.92		$11.06
TOTAL RETURN(d)	3.34%		1.75%		8.33%	7.83%		(0.37)%		11.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$69,866		$66,445		$63,031	$52,579		$39,015		$24,061
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.04	%(e)	2.07	%(e)	2.07%	2.15%		2.25%		2.54	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90	%(e)	1.90	%(e)	1.90%	1.95	%(f)	2.05%		2.05	%(e)
Ratio of net investment income to average net assets	2.41	%(e)	0.77	%(e)	0.59%	1.43%		0.88%		1.22	%(e)
Portfolio turnover rate(g)	65%		42%		98%	108%		128%		69%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

161 | April 30, 2015

RiverFront Moderate Growth & Income Fund – Class I
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$12.14		$11.98		$11.65	$10.94		$11.07	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.20		0.11		0.19	0.26		0.20	0.17
Net realized and unrealized gain/(loss)	0.25		0.16		0.89	0.70		(0.13)	1.01
Total from investment operations	0.45		0.27		1.08	0.96		0.07	1.18

DISTRIBUTIONS:
From net investment income	(0.13)		(0.11)		(0.19)	(0.25)		(0.19)	(0.11)
From net realized gains	(0.64)		–		(0.56)	–		–	(0.00	)(c)
Tax return of capital	–		–		–	–		(0.01)	–
Total distributions	(0.77)		(0.11)		(0.75)	(0.25)		(0.20)	(0.11)

Net increase/(decrease) in net asset value	(0.32)		0.16		0.33	0.71		(0.13)	1.07
Net asset value, end of period	$11.82		$12.14		$11.98	$11.65		$10.94	$11.07
TOTAL RETURN(d)	3.89%		2.25%		9.43%	8.94%		0.71%	11.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$46,643		$42,081		$37,832	$25,898		$12,880	$7,535
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.04	%(e)	1.07	%(e)	1.07%	1.15%		1.26%	1.55	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90	%(e)	0.90	%(e)	0.90%	0.94	%(f)	1.05%	1.05	%(e)
Ratio of net investment income to average net assets	3.46	%(e)	1.77	%(e)	1.59%	2.39%		1.91%	2.16	%(e)
Portfolio turnover rate(g)	65%		42%		98%	108%		128%	69%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

162 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

1. Organization
Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2015, the Trust had 30 registered funds. This semi-annual report includes the financial statements and financial highlights of the following 13 funds: ALPS | Alerian MLP Infrastructure Index Fund, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | Sterling ETF Tactical Rotation Fund, ALPS | Westport Resources Hedged High Income Fund, ALPS | WMC Research Value Fund (formerly the ALPS|WMC Disciplined Value Fund), Clough China Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund and RiverFront Moderate Growth & Income Fund (each, a “Fund” and collectively, the “Funds”).

ALPS | Alerian MLP Infrastructure Index Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund seeks to maximize real returns (returns after inflation), consistent with prudent investment management. ALPS | Kotak India Growth Fund’s investment goal is long-term capital appreciation. ALPS | Red Rocks Listed Private Equity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. ALPS | Sterling ETF Tactical Rotation Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the Sterling Tactical Rotation Index. ALPS | Westport Resources Hedged High Income Fund seeks to provide high current income. The Fund’s secondary investment objective is to seek capital preservation, with the potential for capital appreciation. ALPS | WMC Research Value Fund seeks long-term capital appreciation: dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective. The Clough China Fund seeks to provide investors with long-term capital appreciation. The RiverFront Conservative Income Builder Fund seeks to provide current income and potential for that income to grow over time. The RiverFront Dynamic Equity Income Fund seeks to achieve long-term growth and income through a combination of capital appreciation and rising dividend payments that exceed the average yield on global stocks generally. The RiverFront Global Allocation Fund seeks to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return means the combination of capital appreciation and investment income. The RiverFront Global Growth Fund seeks to achieve long-term capital appreciation through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The RiverFront Moderate Growth & Income Fund has two primary investment objectives: (1) seeks to provide a level of current income that exceeds the average yield on U.S. stocks in general and (2) to provide a growing stream of income over the years. The Funds secondary objective is to provide growth of capital.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 23, 2010 and is a wholly owned subsidiary of the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “CoreCommodity Fund”). The Subsidiary acts as an investment vehicle for the CoreCommodity Fund in order to effect certain commodity-related investments on behalf of the CoreCommodity Fund. CoreCommodity Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 14, 2010, and it is intended that the CoreCommodity Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The CoreCommodity Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the CoreCommodity Fund, the financial statements of the Subsidiary are included in the consolidated financial statements and financial highlights of the CoreCommodity Fund. All investments held by the Subsidiary are disclosed in the accounts of the CoreCommodity Fund. As of April 30, 2015, net assets of the CoreCommodity Fund were $450,172,498, of which $94,791,596 or 21.06%, represented the CoreCommodity Fund’s ownership of all issued shares and voting rights of the Subsidiary.

Basis of Consolidation for the ALPS | Kotak India Growth Fund
ALPS | Kotak India Growth Fund, (the “Kotak Fund”) invests in the equity securities of Indian companies through its wholly owned, collective investment vehicle, the India Premier Equity Portfolio (the “Portfolio”). The Portfolio is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Kotak Fund’s purchase of securities of a wide selection of Indian companies, consistent with the Kotak Fund’s investment strategies. The Portfolio is a private company limited by shares incorporated under the Mauritius Companies Act 2001. As a wholly owned subsidiary of the Kotak Fund, financial statements of the Portfolio are included in the consolidated financial statements and financial highlights of the Kotak Fund. All investments held by the Portfolio are disclosed in the accounts of the Kotak Fund.

163 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

The Portfolio established residency in Mauritius allowing the Kotak Fund to receive the beneficial tax treatment under the Treaty between India and Mauritius. If the benefits of the Treaty are denied or if the Portfolio is held to have a permanent establishment in India, gains derived by the Portfolio due to the sale of securities, may be subject to taxation in India. India’s Finance Act of 2012 had introduced legislation on General Anti-Avoidance Rules (“GAAR”) into the Act which contains treaty override provisions. The GAAR may be used by the Indian tax authorities to declare any arrangement whose main purpose or one of the main purposes is to obtain a tax benefit, as an “impermissible avoidance arrangement.” Originally, GAAR was to be effective from April 1, 2012; however, subsequent to the 2013 amendments introduced to the Finance Act, GAAR had been deferred until April 1, 2015. In the 2015 budget presentation, the Finance Minister (India) announced that the implementation of GAAR will be delayed by two years.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, the following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost; unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

164 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of April 30, 2015:

	Level 1 - Unadjusted	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
ALPS | Alerian MLP Infrastructure Index Fund
Master Limited Partnerships(a)	$34,545,247	$–	$–	$34,545,247
Short Term Investments	1,060,633	–	–	1,060,633
Total	$35,605,880	$–	$–	$35,605,880

	Level 1 - Unadjusted	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Common Stocks(a)	$151,083,961	$–	$–	$151,083,961
Master Limited Partnerships(a)	1,961,796	–	–	1,961,796
Commodity‐Linked Notes	–	4,110,520	–	4,110,520
Government Bonds	–	227,541,705	–	227,541,705
Purchased Options	532,900	–	–	532,900
Short Term Investments	28,903,172	–	–	28,903,172
Total	$182,481,829	$231,652,225	$–	$414,134,054
Other Financial Instruments
Assets
Futures Contracts	$2,278,047	$–	$–	$2,278,047
Total Return Swap Contracts	–	18,078,754	–	18,078,754
Liabilities
Written Options	(2,740,500)	–	–	(2,740,500)
Futures Contracts	(1,574,569)	–	–	(1,574,569)
Total Return Swap Contracts	–	(599,708)	–	(599,708)
Total	$(2,037,022)	$17,479,046	$–	$15,442,022

165 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

	Level 1 - Unadjusted	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
ALPS | Kotak India Growth Fund
Common Stocks
Consumer Discretionary	$–	$1,842,990	$–	$1,842,990
Consumer Staples	–	1,711,509	–	1,711,509
Energy	–	603,223	–	603,223
Financials	206,455	5,082,918	–	5,289,373
Health Care	190,235	1,071,588	–	1,261,823
Industrials	143,589	1,709,810	–	1,853,399
Information Technology	1,296,574	833,325	–	2,129,899
Materials	107,886	2,008,084	–	2,115,970
Telecommunication Services	–	157,473	–	157,473
Utilities	–	55,864	–	55,864
Total	$1,944,739	$15,076,784	$–	$17,021,523

	Level 1 - Unadjusted	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
ALPS | Red Rocks Listed Private Equity Fund
Closed‐End Funds	$53,079,570	$–	$–	$53,079,570
Common Stocks(a)	455,707,140	–	–	455,707,140
Short Term Investments	15,151,192	–	–	15,151,192
Total	$523,937,902	$–	$–	$523,937,902

	Level 1 - Unadjusted	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
ALPS | Sterling ETF Tactical Rotation Fund
Exchange Traded Funds	$28,162,719	$–	$–	$28,162,719
Short Term Investments	93,075	–	–	93,075
Total	$28,255,794	$–	$–	$28,255,794

166 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

	Level 1 - Unadjusted	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
ALPS | Westport Resources Hedged High Income Fund
Exchange Traded Funds	$349,780	$–	$–	$349,780
Bank Loans(a)	–	5,762,769	–	5,762,769
Convertible Corporate Bonds(a)	–	1,021,014	–	1,021,014
Corporate Bonds
Basic Materials	–	607,495	–	607,495
Communications	–	1,078,096	–	1,078,096
Consumer, Cyclical	–	1,547,156	–	1,547,156
Consumer, Non-cyclical	–	553,839	–	553,839
Energy	–	1,351,982	–	1,351,982
Financials	–	1,828,170	–	1,828,170
Industrials	–	1,074,947	262,500	1,337,447
Technology	–	541,475	–	541,475
Mortgage Backed Securities	–	2,516,237	–	2,516,237
Short Term Securities	–	49,995	–	49,995
Total	$349,780	$17,933,175	$262,500	$18,545,455
Other Financial Instruments
Assets
Futures Contracts	$7,738	$–	$–	$7,738
Forward Foreign Currency Contracts	–	424	–	424
Liabilities
Futures Contracts	(75,182)	–	–	(75,182)
Credit Default Swap Contracts	–	(27,745)	–	(27,745)
Forward Foreign Currency Contracts	–	(2,456)	–	(2,456)
Total	$(67,444)	$(29,777)	$–	$(97,221)

	Level 1 - Unadjusted	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
ALPS | WMC Research Value Fund
Common Stocks(a)	$103,157,786	$–	$–	$103,157,786
Exchange Traded Funds	300,531	–	–	300,531
Short Term Investments	60,491	–	–	60,491
Total	$103,518,808	$–	$–	$103,518,808

	Level 1 - Unadjusted	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Clough China Fund
Common Stocks
Communications	$–	$14,826,295	$–	$14,826,295
Consumer, Cyclical	466,527	10,721,561	–	11,188,088
Consumer, Non-Cyclical	–	1,956,918	–	1,956,918
Energy	–	10,374,912	–	10,374,912
Financials	–	38,335,933	–	38,335,933
Industrials	455,792	9,625,864	–	10,081,656
Materials	–	341,082	–	341,082
Technology	–	13,202,181	–	13,202,181
Utilities	–	1,163,343	–	1,163,343
Participation Notes(a)	–	9,696,514	–	9,696,514
Short Term Investments	3,665,560	–	–	3,665,560
Total	$4,587,879	$110,244,603	$–	$114,832,482

167 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

	Level 1 - Unadjusted	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
RiverFront Conservative Income Builder Fund
Common Stocks(a)	$40,502	$–	$–	$40,502
Exchange Traded Funds(a)	7,606,053	–	–	7,606,053
Exchange Traded Notes(a)	81,574	–	–	81,574
Short Term Investments	231,918	–	–	231,918
Total	$7,960,047	$–	$–	$7,960,047

	Level 1 - Unadjusted	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
RiverFront Dynamic Equity Income Fund
Common Stocks(a)	$4,941,457	$–	$–	$4,941,457
Exchange Traded Funds(a)	64,801,562	–	–	64,801,562
Exchange Traded Notes(a)	964,157	–	–	964,157
Short Term Investments	3,453,507	–	–	3,453,507
Total	$74,160,683	$–	$–	$74,160,683

	Level 1 - Unadjusted	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
RiverFront Global Allocation Fund
Common Stocks(a)	$2,575,552	$–	$–	$2,575,552
Exchange Traded Funds(a)	36,387,660	–	–	36,387,660
Exchange Traded Notes(a)	832,098	–	–	832,098
Short Term Investments	1,276,038	–	–	1,276,038
Total	$41,071,348	$–	$–	$41,071,348

	Level 1 - Unadjusted	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
RiverFront Global Growth Fund
Common Stocks(a)	$5,448,920	$–	$–	$5,448,920
Exchange Traded Funds(a)	72,682,678	–	–	72,682,678
Exchange Traded Notes(a)	1,657,198	–	–	1,657,198
Short Term Investments	2,559,750	–	–	2,559,750
Total	$82,348,546	$–	$–	$82,348,546

	Level 1 - Unadjusted	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
RiverFront Moderate Growth & Income Fund
Common Stocks(a)	$9,356,615	$–	$–	$9,356,615
Exchange Traded Funds(a)	126,504,690	–	–	126,504,690
Exchange Traded Notes(a)	3,364,514	–	–	3,364,514
Short Term Investments	4,137,391	–	–	4,137,391
Total	$143,363,210	$–	$–	$143,363,210

(a)	For detailed descriptions of country, sector and/or industry, see the accompanying Statement of Investments or Consolidated Statement of Investments.

The Funds recognize transfers between levels as of the end of the period. For the Six-Month Period Ended April 30, 2015, the Funds did not have any transfers between Level 1 and Level 2 securities, except the Clough China Fund and ALPS | Kotak India Growth Fund.  The Clough China Fund and ALPS | Kotak India Growth Fund utilize a fair value evaluation service with respect to international securities with an earlier market closing than the Funds’ net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. The transfer amount disclosed in the table below represents the value of the securities as of April 30, 2015 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held as of October 31, 2014.

168 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

The Clough China Fund had the following transfers between Levels 1 and 2 at April 30, 2015:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$–	$(2,165,238)	$2,165,238	$–
Total	$–	$(2,165,238)	$2,165,238	$–

The ALPS | Kotak India Growth Fund had the following transfers between Levels 1 and 2 at April 30, 2015:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$1,296,574	$(1,299,462)	$1,299,462	$(1,296,574)
Total	$1,296,574	$(1,299,462)	$1,299,462	$(1,296,574)

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Balance as of October 31, 2014	Accrued discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of April 30, 2015	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2015
ALPS|Westport Resources Hedged High Income Fund
Corporate Bonds	$262,500	$6,875	$–	$(6,875)	$–	$–	$–	$–	$262,500	$(6,875)
Total	$262,500	$6,875	$–	$(6,875)	$–	$–	$–	$–	$262,500	$(6,875)

Information about Level 3 fair value measurements as of April 30, 2015:

	Fair Value	Valuation Technique	Unobservable Input
ALPS|Westport Resources Hedged High Income Fund
Assets
Corporate Bonds	$262,500	Broker	Broker Quote

Offering Costs: The ALPS | Sterling ETF Tactical Rotation Fund and ALPS | Westport Resources Hedged High Income Fund incurred offering costs during the Six-Month Period Ended April 30, 2015. These offering costs, including fees for printing initial prospectuses, legal, and registration fees, are being amortized over the first twelve months from the inception date of each Fund. Amounts amortized through April 30, 2015 are shown on each Fund’s Statement of Operations.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds, except for ALPS | Alerian MLP Infrastructure Index Fund, comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. Those Funds are not subject to income taxes to the extent such distributions are made.

169 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

The ALPS | Alerian MLP Infrastructure Index Fund is taxed as a regular corporation (or so-called subchapter “C” corporation) for federal income tax purposes, and will be subject to tax on its taxable income at rates applicable to corporations. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent, but the Fund expects to pay federal income tax at a rate of 34 percent. The ALPS | Alerian MLP Infrastructure Index Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the ALPS | Alerian MLP Infrastructure Index Fund is not eligible to elect treatment as a regulated investment company due to its investments, primarily in Master Limited Partnerships (“MLPs”) invested in energy assets. As a result, the ALPS | Alerian MLP Infrastructure Index Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. As discussed below, the ALPS | Alerian MLP Infrastructure Index Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the ALPS | Alerian MLP Infrastructure Index Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the return from an investment in the Fund. See further disclosure regarding MLPs below.

As of and during the Six-Month Period Ended April 30, 2015, the Funds, except the ALPS | Alerian MLP Infrastructure Index Fund, did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund, except the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, and RiverFront Moderate Growth & Income Fund normally pays dividends and distributes capital gains, if any, on an annual basis. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, and RiverFront Moderate Growth & Income Fund pay dividends, if any, on a quarterly basis and distribute capital gains annually. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Distributions received from the ALPS | Alerian MLP Infrastructure Index Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

Commodity-Linked Notes: The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund may invest in commodity-linked notes which are derivative instruments that have characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the  ex-dividend date or for certain foreign securities, as soon as information is available to each Fund.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

170 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked‐to‐market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self‐liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax‐free pass‐through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Treasury Inflation Protected‐Securities: The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on a Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Loan Participations and Assignments: Certain Funds may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set‐off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set‐off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Master Limited Partnerships: MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

171 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

3.	DERIVATIVE INSTRUMENTS
As a part of their investment strategy, the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund and ALPS | Westport Resources Hedged High Income Fund are permitted to enter in various types of derivatives contracts. The other funds including ALPS | Alerian MLP Infrastructure Index Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS|Sterling ETF Tactical Rotation Fund, ALPS | WMC Research Value Fund, Clough China Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund and RiverFront Moderate Growth & Income Fund may invest to a lesser extent in derivatives contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Cash collateral that has been pledged to cover derivative obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non‐cash collateral pledged by the Funds, if any, is noted in the Statements of Investments.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

172 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the CoreCommodity Fund primarily enters into swap transactions for the purpose of increasing total return and the ALPS Westport Hedged High Income Fund for hedging purposes. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over‐the counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Although centrally cleared swaps typically present less counterparty risk than non‐centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations.

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. Credit default swaps (“CDS”) are typically two‐party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre‐determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. Swap agreements held at April 30, 2015 are disclosed after the Statement of Investments.

The number of swap contracts held at April 30, 2015 is representative of the swap contract activity for the Six‐Month Period Ended April 30, 2015.

Futures: Each Fund may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non‐hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

173 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

For the the ALPS | CoreCommodity Fund the number of futures contracts held at April 30, 2015 is representative of futures contracts activity during the Six‐Month Period Ended April 30, 2015. The average futures contract amounts for the ALPS | Westport Resources Fund during the same period ended April 30, 2015 was 181.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non‐hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

The Funds had the following transactions in written covered call/put options during the Period Ended April 30, 2015:

	Number of Contracts	Premiums Received
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Options Outstanding, at the beginning of the period	(536)	$1,186,481
Options written	(1,465)	2,829,321
Options closed	773	(1,684,563)
Options exercised	–	–
Options expired	103	(139,996)
Options Outstanding, at April 30, 2015	(1,125)	$2,191,243

Derivatives Instruments: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statement of Assets and Liabilities as of April 30, 2015:

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Equity Contracts (Purchased Options)	Investments, at value	$532,900	N/A	$	N/A
Equity Contracts (Written Options)	N/A	N/A	Written options, at value		2,740,500
Commodity Contracts (Futures Contracts)	Receivable for variation margin(b)	2,278,047	Payable for variation margin (b)		1,574,569
Commodity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	18,078,754	Unrealized depreciation on total return swap contracts		599,708
Total		$20,889,701			$4,914,777
ALPS | Westport Resources Hedged High Income Fund
Interest Rate Contracts (Futures Contracts)	Receivable for variation margin	$7,738	Payable for variation margin		$75,182
Interest Rate Contracts (Credit Defualt Swap Contracts)	Unrealized appreciation on credit default swap contracts	N/A	Unrealized depreciation on credit default swap contracts		27,745
Foreign Exchange Rate Contracts (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	424	Unrealized depreciation on forward foreign currency contracts		2,456
Total		$8,162			$105,383

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of assets and liabilities.
(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the consolidated statement of investments.

174 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

The effect of derivatives instruments on the Statement of Operations for the Period Ended April 30, 2015:

			Change in Unrealized
		Realized Gain/(Loss)	Appreciation/ (Depreciation)
		on Derivatives Recognized	on Derivatives Recognized in
Risk Exposure	Statement of Operations Location	in Income	Income
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Equity Contracts (Purchased Options)	Net realized loss on investments/Net change in unrealized appreciation on investments	$(815,571)	$(1,035,270)
Equity Contracts (Written Options)
	Net realized gain on written options/Net change in unrealized (depreciation) on written options	867,361	(796,778)
Futures Contracts*	Net realized loss on futures contracts/Net change in unrealized appreciation on futures contracts	(1,771,373)	1,860,901
Commodity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	(62,311,991)	23,561,010
Total		$(64,031,574)	$23,589,863

	*Risk Exposure to Fund
	Commodity Contracts	$(1,390,546)	$1,860,901
	Equity Contracts	(380,827)	–
		$(1,771,373)	$1,860,901

ALPS | Westport Resources Hedged High Income Fund
Interest Rate Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized depreciation on futures contracts	$(70,160)	$(38,661)
Interest Rate Contracts (Credit Defualt Swap Contracts)	Net realized gain on credit defualt swap contracts/Net change in unrealized depreciation on credit default swap contracts	1,015	(17,071)
Foreign Exchange Rate Contracts (Forward Foreign Currency Contracts)
Net realized loss on foreign currency transactions/Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts
		N/A	N/A
Total		$(69,145)	$(55,732)

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of operations.

175 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange‐traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set‐off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of April 30, 2015:

Offsetting of Derivatives Asset
April 30, 2015
				Gross Amounts Not
				Offset in the
				Statement of
				Financial Position
		Gross Amounts
		Offset in the	Net Amounts
		Statement of	Presented in the
	Gross Amounts of	Assets and	Statement of Assets	Financial	Cash Collateral
Description	Recognized Assets	Liabilities	and Liabilities	Instruments(a)	Received(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$18,078,754	$–	$18,078,754	$(599,708)	$–	$17,479,046
Total	$18,078,754	$–	$18,078,754	$(599,708)	$–	$17,479,046

Offsetting of Derivatives Liability
April 30, 2015
				Gross Amounts Not
				Offset in the
				Statement of
				Financial Position
		Gross Amounts
		Offset in the	Net Amounts
	Gross Amounts of	Statement of	Presented in the
	Recognized	Assets and	Statement of Assets	Financial	Cash Collateral
Description	Liabilities	Liabilities	and Liabilities	Instruments(a)	Pledged(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$599,708	$–	$599,708	$(599,708)	$–	$–
Total	$599,708	$–	$599,708	$(599,708)	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4.	TAX BASIS INFORMATION
Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year‐end. Accordingly, tax basis balances have not been determined as of April 30, 2015.

The tax character of distributions paid by the Funds for the Fiscal Periods Ended October 31, 2014 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ALPS | Alerian MLP Infrastructure Index Fund	$94,908	$–	$828,416
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	–	–	–
ALPS | Kotak India Growth Fund	–	–	–
ALPS | Red Rocks Listed Private Equity Fund	–	–	–

176 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ALPS | Sterling ETF Tactical Rotation Fund	$–	$–	$–
ALPS | Westport Resources Hedged High Income Fund	833,792	–	–
ALPS | WMC Research Value Fund	–	–	–
Clough China Fund	–	–	–
RiverFront Conservative Income Builder Fund	35,707	–	–
RiverFront Dynamic Equity Income Fund	355,945	–	–
RiverFront Global Allocation Fund	–	–	–
RiverFront Global Growth Fund	–	–	–
RiverFront Moderate Growth & Income Fund	860,964	–	–

Capital Losses: As of October 31, 2014 the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each fund in tax years beginning after December 22, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Capital loss carryovers utilized during the Fiscal Period Ended October 31, 2014, were:

Fund	Amount
ALPS | Kotak India Growth Fund	$147,278

Post-Enactment Capital Losses*:
Capital losses deferred to next tax year were as follows:

Fund	Short-Term	Long-Term
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$5,494,259	$2,670,859
ALPS | Red Rocks Listed Private Equity Fund	35,975	–
ALPS | Sterling ETF Tactical Rotation Fund	148,421	–

*	Post-Enactment Capital Losses arise in fiscal years beginning after December 22, 2010, and exclude any election for late year capital loss (during the period November 1st to December 31st) deferred for the current fiscal year. As a result of the enactment of the Regulated Investment Company Act of 2010, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Unrealized Appreciation and Depreciation on Investments: As of April 30, 2015, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross	Gross
	Appreciation	Depreciation	Net Appreciation of		Cost of Investments
	(excess of value	(excess of tax	Foreign Currency	Net Unrealized	for Income Tax
Fund	over tax cost)	cost over value)	and Derivatives	Appreciation	Purposes
ALPS | Alerian MLP Infrastructure Index Fund	$2,414,782	$(426,136)	$–	$1,988,646	$33,617,234
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	13,987,853	(26,617,796)	–	(12,629,943)	426,763,997
ALPS | Kotak India Growth Fund	1,948,343	(817,805)	–	1,130,538	15,890,985
ALPS | Red Rocks Listed Private Equity Fund	67,245,254	(7,709,381)	–	59,535,873	464,402,029
ALPS | Sterling ETF Tactical Rotation Fund	309,021	(675)	–	308,346	27,947,448
ALPS | Westport Resources Hedged High Income Fund	294,269	(1,298,740)	–	(1,004,471)	19,549,926
ALPS | WMC Research Value Fund	14,188,046	(1,916,060)	–	12,271,986	91,246,822
Clough China Fund	26,582,883	(651,434)	–	25,931,449	88,901,033

177 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation of Foreign Currency and Derivatives	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
RiverFront Conservative Income Builder Fund	$188,124	$(45,933)	$–	$142,191	$7,817,856
RiverFront Dynamic Equity Income Fund	5,407,973	(556,119)	–	4,851,854	69,308,829
RiverFront Global Allocation Fund	3,561,255	(234,078)	–	3,327,177	37,744,171
RiverFront Global Growth Fund	8,909,286	(446,868)	–	8,462,418	73,886,128
RiverFront Moderate Growth & Income Fund	8,648,902	(916,342)	–	7,732,560	135,630,650

Deferred Tax Liability for ALPS | Alerian MLP Infrastructure Index Fund
Since the ALPS | Alerian MLP Infrastructure Index Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

Cash distributions from MLPs to the ALPS | Alerian MLP Infrastructure Index Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

April 30, 2015	Current	Deferred	Total
Federal	$–	$(631,293)	$(631,293)
State	–	(36,851)	(36,851)
Total tax expense	$–	$(668,144)	$(668,144)

October 31, 2014	Current	Deferred	Total
Federal	$6,396	$421,789	$428,185
State	262	19,945	20,207
Total tax expense	$6,658	$441,734	$448,392

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of April 30, 2015
Non-current Deferred tax assets:
Net Operating Loss Carryforward	$262,508
Other	1,584
Less Non-current Deferred tax liabilities:
Net unrealized gain on investment securities	(715,913)
Other	–
Net Deferred tax liability	$(451,821)

178 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

As of October 31, 2014
Non-current Deferred tax assets:
Net Operating Loss Carryforward	$–
Other	–
Less Non-current Deferred tax liabilities:
Net unrealized gain on investment securities	(1,121,336)
Other	1,370
Net Deferred tax liability	$(1,119,966)

Although the Fund currently has a net deferred tax liability, it reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the fund in those years. Net operating losses that may be generated by the Fund in the future are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund in those years.

Based upon the Fund’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the recording of a valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 34% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

For the Fiscal Period Ended
April 30, 2015
Income tax expense at statutory rate	$(630,990)
State income taxes (net of federal benefit)	(35,980)
Permanent differences, net	(4,381)
Change in estimated state referral rate	285
Other	2,922
Net income tax expense	$(668,144)

For the Fiscal Period Ended
October 31, 2014
Income tax expense at statutory rate	$431,788
State income taxes (net of federal benefit)	24,966
Permanent differences, net	–
Change in estimated state referral rate	(5,005)
Other	(3,357)
Net income tax expense	$448,392

179 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

April 30, 2015
Unrecognized tax benefit - Beginning	$–
Gross increases - tax positions in prior period	–
Gross decreases - tax positions in prior period	–
Gross increases - tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Net income tax expense	$–

October 31, 2014
Unrecognized tax benefit - Beginning	$–
Gross increases - tax positions in prior period	–
Gross decreases - tax positions in prior period	–
Gross increases - tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Net income tax expense	$–

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. The Fund had no accrued penalties or interest for the Period Ended April 30, 2015.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. No U.S. federal or state income tax returns are currently under examination. The Fund’s initial tax year will be for the period ended October 31, 2013 and this period remains subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

5. SECURITIES TRANSACTIONS
Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the Six-Month Period Ended April 30, 2015 were as follows:

	Purchases	Proceeds from
Fund	of Securities	Sales of Securities
ALPS | Alerian MLP Infrastructure Index Fund	$22,339,337	$10,025,663
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	64,034,631	57,351,636
ALPS | Kotak India Growth Fund(b)	9,287,811	7,484,133
ALPS | Red Rocks Listed Private Equity Fund	85,355,496	88,773,606
ALPS | Sterling ETF Tactical Rotation Fund	56,876,637	41,294,644
ALPS | Westport Resources Hedged High Income Fund	7,559,058	12,136,494
ALPS | WMC Research Value Fund	77,299,735	79,784,411
Clough China Fund	90,745,041	72,774,920
RiverFront Conservative Income Builder Fund	9,730,063	10,536,451
RiverFront Dynamic Equity Income Fund	33,287,538	31,841,233
RiverFront Global Allocation Fund	17,913,518	15,061,240
RiverFront Global Growth Fund	32,627,356	30,326,669
RiverFront Moderate Growth & Income Fund	89,093,211	87,936,339

180 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

Purchases and sales of U.S. Government Obligations during the Six-Month Period Ended April 30, 2015 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$61,284,453	$46,634,580

(a)	Purchases and sales for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund are consolidated and include the balances of CoreCommodity Management Cayman Commodity Fund, Ltd. (wholly owned subsidiary).
(b)	Purchases and sales for ALPS | Kotak India Growth Fund are consolidated and include the balances of Kotak Mauritius Portfolio (wholly owned subsidiary).

6. BENEFICIAL INTEREST TRANSACTIONS
Shares redeemed within 90 days of purchase for ALPS | Red Rocks Listed Private Equity Fund and 30 days of purchase for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, and Clough China Fund, may incur a 2% short-term redemption fee deducted from the redemption amount. In addition, shares redeemed within 30 days of purchase for the ALPS | Sterling ETF Tactical Rotation Fund may incur a 1% short-term redemption fee. The ALPS | Alerian MLP Infrastructure Index Fund, ALPS | Westport Resources Hedged High Income Fund, ALPS | WMC Research Value Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund, and RiverFront Moderate Growth & Income Fund shares do not incur redemption fees.

For the Six-Month Period Ended April 30, 2015, the amounts listed below were retained by the Funds. These amounts are reflected in “Shares redeemed” in the Statements of Changes in Net Assets.

	Redemption Fee Retained
	For the
	Six Months Ended	For the Fiscal
	April 30, 2015	Periods Ended	For the Year Ended
Fund	(Unaudited)	October 31, 2014	April 30, 2014
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class A	$107	$2,815	$28,999
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class C	106	19	55
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I	66,267	5,450	15,328
ALPS | Kotak India Growth Fund - Class A	910	346	1,100
ALPS | Kotak India Growth Fund - Class C	–	142	–
ALPS | Kotak India Growth Fund - Class I	8,759	402	–
ALPS | Red Rocks Listed Private Equity Fund - Class A	6,520	23,046	15,705
ALPS | Red Rocks Listed Private Equity Fund - Class C	4,834	1,464	472
ALPS | Red Rocks Listed Private Equity Fund - Class I	43,202	37,095	46,273
ALPS | Red Rocks Listed Private Equity Fund - Class R	60	1,022	–
ALPS | Sterling ETF Tactical Rotation Fund - Class A	118	98	–
ALPS | Sterling ETF Tactical Rotation Fund - Class I	98	–	–
Clough China Fund - Class A	196	1,558	9,336
Clough China Fund - Class C	59	12	145
Clough China Fund - Class I	7,979	905	7,776

181 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

Transactions in shares of capital stock were as follows:

	ALPS | Alerian MLP Infrastructure Index Fund
	For the
	Six Months Ended	For the Fiscal Period
	April 30, 2015	Ended October 31,
	(Unaudited)	2014(a)
Class A
Shares sold	774,190	288,018
Dividends reinvested	18,914	37,693
Shares redeemed	(124,074)	(119,831)
Net increase in shares outstanding	669,030	205,880
Class C
Shares sold	501,829	301,736
Dividends reinvested	15,283	15,834
Shares redeemed	(140,148)	(21,671)
Net increase in shares outstanding	376,964	295,899
Class I
Shares sold	387,940	448,719
Dividends reinvested	9,628	19,256
Shares redeemed	(317,774)	(15,903)
Net increase in shares outstanding	79,794	452,072

	ALPS | CoreCommodity Management
	CompleteCommodities® Strategy Fund
	For the
	Six Months Ended	For the Fiscal Period
	April 30, 2015	Ended October 31,
	(Unaudited)	2014(a)
Class A
Shares sold	1,341,940	2,009,784
Dividends reinvested	–	–
Shares redeemed	(1,057,111)	(8,184,764)
Net increase/(decrease) in shares outstanding	284,829	(6,174,980)
Class C
Shares sold	185,151	325,208
Dividends reinvested	–	–
Shares redeemed	(396,952)	(297,385)
Net increase/(decrease) in shares outstanding	(211,801)	27,823
Class I
Shares sold	24,427,604	21,543,668
Dividends reinvested	209,271	–
Shares redeemed	(18,276,933)	(4,926,582)
Net increase in shares outstanding	6,359,942	16,617,086

182 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

	ALPS | Kotak India Growth Fund
	For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Period Ended October 31, 2014(a)
Class A
Shares sold	207,115	237,553
Dividends reinvested	17,640	–
Shares redeemed	(152,547)	(339,968)
Net increase/(decrease) in shares outstanding	72,208	(102,415)
Class C
Shares sold	68,445	46,251
Dividends reinvested	4,439	–
Shares redeemed	(35,765)	(19,484)
Net increase in shares outstanding	37,119	26,767
Class I
Shares sold	308,692	526,457
Dividends reinvested	26,938	–
Shares redeemed	(289,305)	(46,610)
Net increase in shares outstanding	46,325	479,847

	ALPS | Red Rocks Listed Private Equity Fund
	For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Period Ended October 31, 2014(a)
Class A
Shares sold	5,335,672	8,719,848
Dividends reinvested	1,028,829	–
Shares redeemed	(5,504,044)	(7,255,050)
Net increase in shares outstanding	860,457	1,464,798
Class C
Shares sold	286,546	1,066,330
Dividends reinvested	63,807	–
Shares redeemed	(298,943)	(179,224)
Net increase in shares outstanding	51,410	887,106
Class I
Shares sold	10,459,068	14,082,200
Dividends reinvested	655,554	–
Shares redeemed	(9,008,178)	(5,365,813)
Net increase in shares outstanding	2,106,444	8,716,387
Class R
Shares sold	158,904	75,154
Dividends reinvested	7,001	–
Shares redeemed	(35,042)	(13,616)
Net increase in shares outstanding	130,863	61,538

183 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

	ALPS | Sterling ETF Tactical Rotation Fund
	For the Six Months Ended April 30, 2015 (Unaudited)	For the Period July 1, 2014 (Commencement) to October 31, 2014
Class A
Shares sold	1,249,537	536,342
Dividends reinvested	4,852	–
Shares redeemed	(339,363)	(8,719)
Net increase in shares outstanding	915,026	527,623
Class C
Shares sold	112,617	54,102
Dividends reinvested	336	–
Shares redeemed	(23,781)	(816)
Net increase in shares outstanding	89,172	53,286
Class I
Shares sold	692,869	747,556
Dividends reinvested	5,411	–
Shares redeemed	(188,006)	(12,420)
Net increase in shares outstanding	510,274	735,136

	ALPS | Westport Resources Hedged High Income Fund
	For the Six Months Ended April 30, 2015 (Unaudited)	For the Period January 1, 2014 (Commencement) to October 31, 2014
Class A
Shares sold	10,357	434,199
Dividends reinvested	10,998	8,382
Shares redeemed	(136,023)	(17,428)
Net increase/(decrease) in shares outstanding	(114,668)	425,153
Class C
Shares sold	–	171,830
Dividends reinvested	4,175	3,301
Shares redeemed	(51,074)	(14,038)
Net increase/(decrease) in shares outstanding	(46,899)	161,093
Class I
Shares sold	103,875	1,999,490
Dividends reinvested	65,153	44,725
Shares redeemed	(401,913)	(124,519)
Net increase/(decrease) in shares outstanding	(232,885)	1,919,696

184 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

	ALPS | WMC Research Value Fund
	For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Period Ended October 31, 2014(a)
Class A
Shares sold	130,943	12,637
Dividends reinvested	485,238	–
Shares redeemed	(355,925)	(212,255)
Net increase/(decrease) in shares outstanding	260,256	(199,618)
Class C
Shares sold	126,712	9,584
Dividends reinvested	1,762	–
Shares redeemed	(8,925)	–
Net increase in shares outstanding	119,549	9,584
Class I
Shares sold	168,023	139,366
Dividends reinvested	380,975	–
Shares redeemed	(355,800)	(423,706)
Net increase/(decrease) in shares outstanding	193,198	(284,340)

	Clough China Fund
	For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Period Ended October 31, 2014(a)
Class A
Shares sold	147,134	146,054
Dividends reinvested	38,495	–
Shares redeemed	(141,425)	(351,151)
Net increase/(decrease) in shares outstanding	44,204	(205,097)
Class C
Shares sold	63,783	40,370
Dividends reinvested	11,566	–
Shares redeemed	(57,740)	(71,486)
Net increase/(decrease) in shares outstanding	17,609	(31,116)
Class I
Shares sold	857,892	356,849
Dividends reinvested	45,342	–
Shares redeemed	(188,943)	(275,489)
Net increase in shares outstanding	714,291	81,360

185 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

	RiverFront Conservative Income Builder Fund
	For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Period Ended October 31, 2014(a)
Class A
Shares sold	46,145	20,788
Dividends reinvested	1,964	339
Shares redeemed	(28,048)	(22,586)
Net increase/(decrease) in shares outstanding	20,061	(1,459)
Class C
Shares sold	59,339	113,010
Dividends reinvested	13,331	1,180
Shares redeemed	(89,056)	(30,896)
Net increase/(decrease) in shares outstanding	(16,386)	83,294
Class I
Shares sold	48,716	170,292
Dividends reinvested	6,355	1,236
Shares redeemed	(131,822)	(36,589)
Net increase/(decrease) in shares outstanding	(76,751)	134,939

	RiverFront Dynamic Equity Income Fund
	For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Period Ended October 31, 2014(a)
Class A
Shares sold	205,672	298,200
Dividends reinvested	60,473	7,788
Shares redeemed	(219,492)	(173,465)
Net increase in shares outstanding	46,653	132,523
Class C
Shares sold	389,828	543,597
Dividends reinvested	104,344	6,068
Shares redeemed	(257,863)	(232,754)
Net increase in shares outstanding	236,309	316,911
Class I
Shares sold	280,009	268,460
Dividends reinvested	69,333	10,588
Shares redeemed	(273,765)	(83,369)
Net increase in shares outstanding	75,577	195,679

186 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

	RiverFront Global Allocation Fund
	For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Period Ended October 31, 2014(a)
Class A
Shares sold	123,283	53,535
Dividends reinvested	54,813	–
Shares redeemed	(69,048)	(117,670)
Net increase/(decrease) in shares outstanding	109,048	(64,135)
Class C
Shares sold	191,779	131,314
Dividends reinvested	94,535	–
Shares redeemed	(158,476)	(131,094)
Net increase in shares outstanding	127,838	220
Class I
Shares sold	261,969	247,340
Dividends reinvested	91,727	–
Shares redeemed	(123,266)	(74,901)
Net increase in shares outstanding	230,430	172,439

	RiverFront Global Growth Fund
	For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Period Ended October 31, 2014(a)
Class A
Shares sold	204,588	274,216
Dividends reinvested	126,977	–
Shares redeemed	(232,798)	(270,395)
Net increase in shares outstanding	98,767	3,821
Class C
Shares sold	148,351	71,276
Dividends reinvested	86,361	–
Shares redeemed	(94,800)	(83,298)
Net increase/(decrease) in shares outstanding	139,912	(12,022)
Class I
Shares sold	356,335	141,152
Dividends reinvested	96,480	–
Shares redeemed	(159,942)	(54,618)
Net increase in shares outstanding	292,873	86,534
Class L
Shares sold	261,554	91,284
Dividends reinvested	186,091	–
Shares redeemed	(147,812)	(157,229)
Net increase/(decrease) in shares outstanding	299,833	(65,945)
Investor Class
Shares sold	16,282	4,306
Dividends reinvested	54,628	–
Shares redeemed	(40,593)	(49,732)
Net increase/(decrease) in shares outstanding	30,317	(45,426)

187 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

	RiverFront Moderate Growth & Income Fund
	For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Period Ended October 31, 2014(a)
Class A
Shares sold	216,849	346,863
Dividends reinvested	135,959	15,435
Shares redeemed	(320,857)	(679,187)
Net increase/(decrease) in shares outstanding	31,951	(316,889)
Class C
Shares sold	664,726	637,442
Dividends reinvested	308,974	18,215
Shares redeemed	(525,360)	(442,477)
Net increase in shares outstanding	448,340	213,180
Class I
Shares sold	758,304	536,778
Dividends reinvested	224,750	26,841
Shares redeemed	(502,592)	(255,089)
Net increase in shares outstanding	480,462	308,530

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.

7. AFFILIATED COMPANIES
Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control  with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the six months ended April 30, 2015 were as follows:

RiverFront Conservative Income Builder

Security Name	Share Balance November 1, 2014	Purchases	Sales	Share Balance April 30, 2015	Dividend Income	Realized Loss	Market Value April 30, 2015
RiverFront Strategic Income Fund	34,106	5,826	6,236	33,696	$14,983	$(2,957)	$852,172
					$14,983	$(2,957)	$852,172

RiverFront Dynamic Equity Income Fund

Security Name	Share Balance November 1, 2014	Purchases	Sales	Share Balance April 30, 2015	Dividend Income	Realized Loss	Market Value April 30, 2015
RiverFront Strategic Income Fund	142,382	99,014	–	241,396	$79,293	$–	$6,104,905
					$79,293	$–	$6,104,905

RiverFront Global Allocation Fund

Security Name	Share Balance November 1, 2014	Purchases	Sales	Share Balance April 30, 2015	Dividend Income	Realized Loss	Market Value April 30, 2015
RiverFront Strategic Income Fund	18,764	72,581	–	91,345	$19,297	$–	$2,310,115
					$19,297	$–	$2,310,115

188 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

RiverFront Moderate Growth & Income Fund

	Share			Share			Market
	Balance			Balance			Value
	November 1,			April 30,	Dividend	Realized	April 30,
Security Name	2014	Purchases	Sales	2015	Income	Loss	2015
RiverFront Strategic Income Fund	489,954	120,906	10,043	600,817	$233,644	$(4,363)	$15,194,662
					$233,644	$(4,363)	$15,194,662

8. MANAGEMENT AND RELATED-PARTY TRANSACTIONS
ALPS Advisors, Inc. (“AAI”), subject to the authority of the Board, is responsible for the overall management of the Funds listed below. AAI has delegated daily management of the Funds listed below to the corresponding Sub-Advisor(s) listed in the table below. Each Sub-Advisor manages the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established jointly by AAI and the Board.

Fund	Sub-Advisor(s)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	CoreCommodity Management, LLC
ALPS | Kotak India Growth Fund	Kotak Mahindra (UK) Limited
ALPS | Red Rocks Listed Private Equity Fund	Red Rocks Capital LLC
ALPS | Sterling ETF Tactical Rotation Fund	Sterling Global Strategies LLC
ALPS | WMC Research Value Fund	Wellington Management Company, LLP
Clough China Fund	Clough Capital Partners, LP
RiverFront Conservative Income Builder Fund	RiverFront Investment Group, LLC
RiverFront Dynamic Equity Income Fund	RiverFront Investment Group, LLC
RiverFront Global Allocation Fund	RiverFront Investment Group, LLC
RiverFront Global Growth Fund	RiverFront Investment Group, LLC
RiverFront Moderate Growth & Income Fund	RiverFront Investment Group, LLC

AAI and Westport Resources Management, Inc. (“Westport Resources”) (“collectively the “Westport Co-Advisors”), subject to the authority of the Board, serve as co-investment advisors for the ALPS | Westport Resources Hedged High Income Fund (the “Westport Fund”). AAI provides fund administration services and other portfolio support services and compliance monitoring for the We Fund. WestportResources manages the Fund’s investment program and selects, subject to the approval of the Board, sub-advisors to the Fund. Westport Resources and the Trust have entered into sub-advisory agreements with respect to the Fund with three Sub-Advisors (the “Westport Sub-Advisors”), Concise Capital Management, LP, Amundi Smith Breeden LLC, and Sound Point Capital Management, L.P., to manage a portion of the Fund’s assets.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay AAI an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
ALPS | Alerian MLP Infrastructure Index Fund	0.70%
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	0.85%
ALPS | Kotak India Growth Fund	1.25%
ALPS | Red Rocks Listed Private Equity Fund	0.85%
ALPS | Sterling ETF Tactical Rotation Fund	0.95%
ALPS | WMC Research Value Fund	0.95%(a)
Clough China Fund	1.35%
RiverFront Conservative Income Builder Fund	0.85%
RiverFront Dynamic Equity Income Fund	0.85%
RiverFront Global Allocation Fund	0.85%

189 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

Fund	Contractual Management Fee
RiverFront Global Growth Fund	0.85%
RiverFront Moderate Growth & Income Fund	0.85%

(a)	The contractual management fee is 0.95% for the first $250 million of net assets, 0.85% for the next $250 million of net assets, and 0.75% for net assets in excess of $500 million.
Pursuant to the Investment Advisory Agreement between the Westport Fund and AAI, the Westport Fund pays AAI an annual management fee of the greater of (i) 0.20%, based on the Westport Fund’s average daily net assets, or (ii) $150,000. Pursuant to the Investment Advisory Agreement between the Westport Fund and Westport Resources, the Westport Fund pays Westport Resources an annual management fee of 1.50% based on the Westport Fund’s average daily net assets. The management fee for each Advisory Agreement is paid on a monthly basis. The Westport Sub-Advisors will be engaged to manage the investments of the Westport Fund according to the its investment objective, policies and limitations and any investment guidelines established by the Westport Co-Advisors and the Board. Westport Resources will pay the Westport Sub-Advisors out of the advisory fee paid to it pursuant to the Westport Resources Advisory Agreement.
Pursuant to an Investment Sub-advisory Agreement, AAI pays the Sub-Advisors of the Funds listed below an annual sub-advisory management fee which is based on each Fund’s average daily assets. AAI is required to pay all fees due to each Sub-Advisor out of the management fee AAI receives from each Fund listed below. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	All Asset Levels	0.75%
ALPS | Kotak India Growth Fund	First $50 Million	1.15%
	Over $50 Million	1.05%
ALPS | Red Rocks Listed Private Equity Fund	All Asset Levels	0.57%
ALPS | Sterling ETF Tactical Rotation Fund	All Asset Levels	0.60%
ALPS | WMC Research Value Fund	First $250 Million	0.50%
	$250 Million - $500 Million	0.40%
	Over $500 Million	0.30%
Clough China Fund	All Asset Levels	0.90%
RiverFront Conservative Income Builder Fund	All Asset Levels	0.60%
RiverFront Dynamic Equity Income Fund	All Asset Levels	0.60%
RiverFront Global Allocation Fund	All Asset Levels	0.60%
RiverFront Global Growth Fund	All Asset Levels	0.60%
RiverFront Moderate Growth & Income Fund	All Asset Levels	0.60%
The Advisor(s) and each Sub-Advisor have contractually agreed to limit the amount of each Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees (except Clough China Class A and Class C shares), shareholder service fees (except Clough China Class A shares and Class C shares), acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, that exceed the following annual rates below. These agreements are reevaluated on an annual basis based on the terms disclosed below.

Fund	Class A	Class C	Class I	Class Inv	Class L	Class R	Term of Expense Limit Agreement
ALPS | Alerian MLP Infrastructure Index Fund	0.85%	0.85%	0.85%	N/A	N/A	N/A	9/1/2014 ‐ 2/29/2016
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	1.05%	1.05%	1.15%	N/A	N/A	N/A	9/11/2013 ‐ 9/11/2015
ALPS | Kotak India Growth Fund	1.60%	1.60%	1.60%	N/A	N/A	N/A	9/1/2014 ‐ 8/31/2015
ALPS | Red Rocks Listed Private Equity Fund	1.25%	1.25%	1.25%	N/A	N/A	1.25%	9/1/2014 ‐ 8/31/2015
ALPS | Sterling ETF Tactical Rotation Fund	1.15%	1.15%	1.15%	N/A	N/A	N/A	6/30/2014 - 2/29/2016
ALPS | Westport Resources Hedged High Income Fund	1.99%	1.99%	1.99%	N/A	N/A	N/A	12/19/2013 ‐ 8/31/2015
ALPS | WMC Research Value Fund	1.15%	1.15%	1.15%	N/A	N/A	N/A	9/1/2014 ‐ 8/31/2015
Clough China Fund	1.95%	2.70%	1.70%	N/A	N/A	N/A	9/1/2014 ‐ 8/31/2015
RiverFront Conservative Income Builder Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	9/1/2014 ‐ 8/31/2015

190 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

Fund	Class A	Class C	Class I	Class Inv	Class L	Class R	Term of Expense Limit Agreement
RiverFront Dynamic Equity Income Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	9/1/2014 ‐ 8/31/2015
RiverFront Global Allocation Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	9/1/2014 ‐ 8/31/2015
RiverFront Global Growth Fund	0.90%	0.90%	0.90%	0.90%	0.90%	N/A	9/1/2014 ‐ 8/31/2015
RiverFront Moderate Growth & Income Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	9/1/2014 ‐ 8/31/2015
The Advisor(s) and each Sub-Advisor are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. Clough China Fund is not obligated to pay any such waived or reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived or reimbursed. The ALPS | Alerian MLP Infrastructure Index Fund, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | Sterling ETF Tactical Rotation Fund, ALPS | Westport Resources Hedged High Income, ALPS | WMC Research Value Fund, RiverFront Conservative Income Builder Fund, RiverFront Global Growth Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund and RiverFront Moderate Growth & Income Fund are not obligated to pay any such waived or reimbursed fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were waived or reimbursed. At April 30, 2015, the Advisor(s) and Sub-Advisor may seek reimbursement of previously waived and reimbursed fees as follows:

Fund		Expires 10/31/15	Expires 4/30/16		Expires 10/31/16	Expires 4/30/17	Expires 10/31/17	Expires 10/31/18	Total
ALPS | Alerian MLP Infrastructure Index Fund - Class A	$	N/A	$9,499	$	N/A	$95,994	$48,763	$35,672	$189,928
ALPS | Alerian MLP Infrastructure Index Fund - Class C		N/A	9,045		N/A	28,674	24,506	25,325	87,550
ALPS | Alerian MLP Infrastructure Index Fund - Class I		N/A	36,196		N/A	38,321	23,256	18,612	116,385
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class A		N/A	91,338		N/A	55,147	5,093	2,108	153,686
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class C		N/A	17,117		N/A	9,066	1,738	527	28,448
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I		N/A	21,636		N/A	30,311	11,487	N/A	63,434
ALPS | Kotak India Growth Fund - Class A		N/A	188,194		N/A	198,350	81,178	47,607	515,329
ALPS | Kotak India Growth Fund - Class C		N/A	37,562		N/A	38,130	16,958	13,899	106,549
ALPS | Kotak India Growth Fund - Class I		N/A	121,202		N/A	87,957	78,795	79,860	367,814
ALPS | Red Rocks Listed Private Equity Fund - Class A		N/A	N/A		N/A	N/A	N/A	N/A	N/A
ALPS | Red Rocks Listed Private Equity Fund - Class C		N/A	N/A		N/A	N/A	N/A	N/A	N/A
ALPS | Red Rocks Listed Private Equity Fund - Class I		N/A	N/A		N/A	N/A	N/A	N/A	N/A
ALPS | Red Rocks Listed Private Equity Fund - Class R		N/A	N/A		N/A	N/A	N/A	N/A	N/A
ALPS | Sterling ETF Tactical Rotation Fund - Class A		N/A	N/A		N/A	N/A	15,562	43,174	58,736
ALPS | Sterling ETF Tactical Rotation Fund - Class C		N/A	N/A		N/A	N/A	7,752	3,538	11,290
ALPS | Sterling ETF Tactical Rotation Fund - Class I		N/A	N/A		N/A	N/A	53,715	42,185	95,900
ALPS | Westport Resources Hedged High Income Fund - Class A		N/A	N/A		N/A	N/A	33,823	19,563	53,386
ALPS | Westport Resources Hedged High Income Fund - Class C		N/A	N/A		N/A	N/A	14,345	7,176	21,521
ALPS | Westport Resources Hedged High Income Fund - Class I		N/A	N/A		N/A	N/A	188,185	104,842	293,027

191 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

	Expires	Expires	Expires	Expires	Expires	Expires
Fund	10/31/15	4/30/16	10/31/16	4/30/17	10/31/17	10/31/18	Total
ALPS | WMC Disciplined Value Fund - Class A	$ N/A	$50,013	$ N/A	$39,957	$25,559 $	20,997	$136,526
ALPS | WMC Disciplined Value Fund - Class C	N/A	90	N/A	81	74	502	747
ALPS | WMC Disciplined Value Fund - Class I	N/A	36,903	N/A	31,790	18,931	15,546	103,170
Clough China Fund - Class A	17,210	N/A	6,579	N/A	N/A	N/A	23,789
Clough China Fund - Class C	9,617	N/A	5,423	N/A	N/A	N/A	15,040
Clough China Fund - Class I	22,406	N/A	10,281	N/A	N/A	N/A	32,687
RiverFront Conservative Income Builder
Fund - Class A	N/A	6,224	N/A	14,608	6,814	5,753	33,399
RiverFront Conservative Income Builder
Fund - Class C	N/A	38,763	N/A	50,536	28,317	22,535	140,151
RiverFront Conservative Income Builder
Fund - Class I	N/A	21,584	N/A	23,541	11,336	9,919	66,380
RiverFront Dynamic Equity Income Fund - Class A	N/A	25,434	N/A	28,302	20,436	16,901	91,073
RiverFront Dynamic Equity Income Fund - Class C	N/A	54,152	N/A	55,724	35,936	30,763	176,575
RiverFront Dynamic Equity Income Fund - Class I	N/A	29,280	N/A	39,925	24,440	20,555	114,200
RiverFront Global Allocation Fund - Class A	N/A	32,881	N/A	31,141	15,480	11,923	91,425
RiverFront Global Allocation Fund - Class C	N/A	44,218	N/A	41,816	26,510	21,206	133,750
RiverFront Global Allocation Fund - Class I	N/A	21,009	N/A	30,843	21,125	19,208	92,185
RiverFront Global Growth Fund - Class A	N/A	22,444	N/A	28,381	20,675	18,050	89,550
RiverFront Global Growth Fund - Class C	N/A	23,097	N/A	22,962	13,878	12,612	72,549
RiverFront Global Growth Fund - Class I	N/A	18,595	N/A	27,339	29,599	14,999	90,532
RiverFront Global Growth Fund - Class L	N/A	78,131	N/A	60,282	15,078	26,684	180,175
RiverFront Global Growth Fund - Investor Class	N/A	31,778	N/A	22,272	9,650	8,172	71,872
RiverFront Moderate Growth & Income Fund	N/A	49,603	N/A	52,042	25,024	19,449	146,118
RiverFront Moderate Growth & Income Fund	N/A	92,197	N/A	96,176	54,689	47,986	291,048
RiverFront Moderate Growth & Income Fund	N/A	38,570	N/A	55,830	33,901	32,127	160,428

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission. The Funds’ Distributor is also the distributor of the Select Sector SPDR exchange traded funds (the “Underlying Sector ETFs”). As required by exemptive relief obtained by the Underlying Sector ETFs, the Advisor(s) will reimburse any applicable Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs attributable to such Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to such Fund and the Underlying Sector ETFs.

Each Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Class A, Class C, Class R (ALPS | Red Rocks Listed Private Equity Fund only), and Investor Class (RiverFront Global Growth Fund only) shares. The Plan allows a Fund to use Class A, Class C, Class R and Investor Class assets to pay fees in connection with the distribution and marketing of Class A, Class C, Class R and Investor Class shares and/or the provision of shareholder services to Class A, Class C, Class R and Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A, Class C, Class R and Investor Class shares of a Fund, if any, as their funding medium and for related expenses. The Plan permits a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A and Investor Class shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.50% of the ALPS | Red Rocks Listed Private Equity Fund’s average daily net assets attributable to its Class R shares.

Because these fees are paid out of a Fund’s Class A, Class C, Class R and Investor Class assets, if any, on an ongoing basis, over time they will increase the cost of an investment in Class A, Class C, Class R and Investor Class shares, if any, and Plan fees may cost an investor more than other types of sales charges.

192 | April 30, 2015

Notes to Financial Statements
April 30, 2015 (Unaudited)

The ALPS | Alerian MLP Infrastructure Index Fund Class A and Class C shares, ALPS | Kotak India Growth Fund Class A and Class C shares, ALPS | Red Rocks Listed Private Equity Fund Class A and Class C shares, ALPS | Sterling ETF Tactical Rotation Fund Class A and Class C shares, ALPS | Westport Resources Hedged High Income Fund Class A and Class C shares, ALPS | WMC Research Value Fund Class C shares, Clough China Fund Class A and Class C shares, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund Class A and Class C shares, RiverFront Conservative Income Builder Fund Class C shares, RiverFront Dynamic Equity Income Fund Class C shares, RiverFront Global Allocation Fund Class C shares, RiverFront Global Growth Fund Class C Shares, and the RiverFront Moderate Growth & Income Fund Class C shares have adopted a shareholder services plan (“Shareholder Services Plan”). Under the Shareholder Services Plan for each Fund, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for ALPS | Alerian MLP Infrastructure Index Fund Class A shares, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund Class A shares, ALPS | Kotak India Growth Fund Class A shares, ALPS | Red Rocks Listed Private Equity Fund Class A shares, ALPS | Sterling ETF Tactical Rotation Fund Class A shares, and ALPS | Westport Resources Hedged High Income Fund Class A shares,  and not to exceed 0.25% for the ALPS | Alerian MLP Infrastructure Index Fund Class C shares, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund Class C shares, ALPS | Kotak India Growth Fund Class C shares, ALPS Real Asset Income Fund Class C shares, ALPS | Red Rocks Listed Private Equity Fund Class C shares, ALPS | Sterling ETF Tactical Rotation Fund Class C shares, ALPS | Westport Resources Hedged High Income Fund Class C shares, ALPS | WMC Research Value Fund Class C shares, Clough China Fund Class C shares, RiverFront Conservative Income Builder Fund Class C shares, RiverFront Dynamic Equity Income Fund Class C shares, RiverFront Global Allocation Fund Class C shares, RiverFront Global Growth Fund Class C Shares, and the RiverFront Moderate Growth & Income Fund Class C shares of the average daily net asset value of the Class A shares and Class C shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services plan fees are included with distribution and service fees on the Statements of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations, if applicable to the Fund.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities.  Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations.  Officers of the Trust are employees of ALPS.  The Funds’ administration fee is accrued on a daily basis and paid monthly.  Administration fees paid by the Funds for the six months ended April 30, 2015 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Fund for certain out‐of‐pocket expenses.

9.	INDEMNIFICATIONS
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

193 | April 30, 2015

Additional Information
April 30, 2015 (Unaudited)

1. FUND HOLDINGS
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http:// www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES
Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AND SUB-ADVISORY AGREEMENTS
Transaction Approval – ALPS | Red Rocks Listed Private Equity Fund
On April 6, 2015, Red Rocks Capital LLC (“Red Rocks”), the sub-adviser to the ALPS/Red Rocks Listed Private Equity Fund (the “Fund”), entered into an agreement pursuant to which it is expected to become a wholly-owned subsidiary of ALPS Advisors, Inc. (“ALPS Advisors”) (the “Transaction”).  At a meeting held on April 22, 2015, the Trustees discussed with Red Rocks its general plans and intentions regarding the Fund. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of Red Rocks in connection with the Transaction, including the anticipated senior management structure. The Independent Trustees met to consider ALPS Advisors’ and Red Rocks’ recommendations as to the approval of the new Investment Sub-Advisory Agreement for the Fund required as a result of the Transaction (the “New Agreement”), to take effect upon consummation of the Transaction.

In considering the New Agreement, the Trustees also requested, and received, information from both Red Rocks and ALPS Advisors regarding anticipated effects assuming completion of the Transaction. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of Red Rocks in connection with the Transaction, including the anticipated senior management structure.

Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that its approval was in the best interests of the Fund and its Shareholders.

In voting to approve the New Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters it considered. The Board considered whether the New Agreement would be in the best interests of the Fund and its Shareholders, based on: (i) the nature, extent and quality of the services to be provided under the New Agreement; (ii) the investment performance of the Fund; (iii) the expenses borne by the Fund (including management fees and other expenses), the fees indirectly charged by Red Rocks to the Fund and to its other clients, and projected profits to be realized by Red Rocks and its affiliates from their relationships with the Fund; (iv) the fact that economies of scale may be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of Shareholders; (v) potential fall-out benefits to Red Rocks from its relationships with the Fund; and (vi) other general information about Red Rocks. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund under the New Agreement. The Trustees reviewed certain background materials supplied by Red Rocks, including their Form ADV.

The Board reviewed and considered Red Rocks’ investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by Red Rocks, and reviewed the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed the research and decision-making processes utilized by Red Rocks, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Board also reviewed certain compliance-related materials and noted that they have received reports on advisory services and compliance matters from Red Rocks at each regular Board meeting throughout the year.

Investment Performance
The Board reviewed performance information for the Fund for the 1-year, 3-year and 5-year periods ended March 31, 2015. The review included a comparison of the Fund’s performance to the performance of a group of comparable funds selected by an independent provider of research data. The Trustees noted that the Fund had favorable performance for each of these periods when compared against its peer universe average as identified by the independent provider of research data. The Board also considered Red Rocks’ performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

194 | April 30, 2015

Additional Information
April 30, 2015 (Unaudited)

Fees and Expenses
The Board reviewed and considered (a) the contractual annual advisory fee rate to be paid by the Trust, on behalf of the Fund, to ALPS Advisors and (b) the contractual sub-advisory fee rate to be paid by ALPS Advisors to Red Rocks, in light of the extent and quality of the advisory services provided by ALPS Advisors and Red Rocks to the Fund.  The Board also considered fees charged by Red Rocks to comparable accounts.

Based on such information, the Board further determined that the contractual annual advisory fees, inclusive of the sub-advisory fees to be paid by ALPS Advisors to Red Rocks, and taking into account the contractual fee waivers in place, are generally lower than the peer universe median or within an acceptable range of the peer universe median. The Board also determined that the Fund’s total expenses, on a class-by-class basis, were generally lower than the peer universe median, or within an acceptable range thereof.

Projected Profitability and Costs of Services to Red Rocks
The Trustees received and considered a projected profitability analysis prepared by Red Rocks based on the fees payable under the New Agreement, and also considered information regarding the financial condition of Red Rocks. The Trustees also received information from ALPS Advisors regarding the anticipated effects of the Transaction on its projected profitability.  In assessing the projected profitability analysis, the Board noted that the Fund’s total fees and expenses were within an acceptable range of the median expenses of comparable funds identified by the independent provider of investment company data.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale
The Trustees considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Trustees also considered whether any fall-out benefits or any other direct or indirect benefits would accrue to Red Rocks from its relationship with the Fund. The Board also reviewed and considered any other benefits derived or to be derived by Red Rocks from its relationship with the Fund, including soft dollar arrangements.

Based on its evaluation of the aforementioned considerations, the Board unanimously voted to approve the New Agreement, and to recommend to the Shareholders of the Fund that they approve the New Agreement.

Standard Renewal – ALPS | Red Rocks Listed Private Equity Fund
On April 22, 2015, the Trustees met in person to discuss, among other things, the approval of the investment sub-advisory agreement among the Trust, ALPS Advisors, Inc. and Red Rocks Capital LLC (“Red Rocks”) (the “Sub-Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Sub-Advisory Agreement and other related materials.

In renewing and approving the Sub-Advisory Agreement with Red Rocks, the Trustees, including the Independent Trustees, considered the following factors with respect to the ALPS/Red Rocks Listed Private Equity Fund (the “Fund”):

In voting to approve the Sub-Advisory Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters it considered. The Board considered whether the Sub-Advisory Agreement would be in the best interests of the Fund and its Shareholders, based on: (i) the nature, extent and quality of the services to be provided under the Sub-Advisory Agreement; (ii) the investment performance of the Fund; (iii) the expenses borne by the Fund (including management fees and other expenses), the fees indirectly charged by Red Rocks to the Fund and to its other clients, and projected profits to be realized by Red Rocks and its affiliates from their relationships with the Fund; (iv) the fact that economies of scale may be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of Shareholders; (v) potential fall-out benefits to Red Rocks from its relationships with the Fund; and (vi) other general information about Red Rocks. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund under the Sub-Advisory Agreement. The Trustees reviewed certain background materials supplied by Red Rocks, including their Form ADV.

The Board reviewed and considered Red Rocks’ investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by Red Rocks, and reviewed the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed the research and decision-making processes utilized by Red Rocks, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

195 | April 30, 2015

Additional Information
April 30, 2015 (Unaudited)

The Board also reviewed certain compliance-related materials and noted that they have received reports on advisory services and compliance matters from Red Rocks at each regular Board meeting throughout the year.

Investment Performance
The Board reviewed performance information for the Fund for the 1-year, 3-year and 5-year periods ended March 31, 2015. The review included a comparison of the Fund’s performance to the performance of a group of comparable funds selected by an independent provider of research data. The Trustees noted that the Fund had favorable performance for each of these periods when compared against its peer universe average as identified by the independent provider of research data. The Board also considered Red Rocks’ performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Fees and Expenses
The Board reviewed and considered (a) the contractual annual advisory fee rate to be paid by the Trust, on behalf of the Fund, to ALPS Advisors and (b) the contractual sub-advisory fee rate to be paid by ALPS Advisors to Red Rocks, in light of the extent and quality of the advisory services provided by ALPS Advisors and Red Rocks to the Fund.  The Board also considered fees charged by Red Rocks to comparable accounts.

Based on such information, the Board further determined that the contractual annual advisory fees, inclusive of the sub-advisory fees to be paid by ALPS Advisors to Red Rocks, and taking into account the contractual fee waivers in place, are generally lower than the peer universe median or within an acceptable range of the peer universe median. The Board also determined that the Fund’s total expenses, on a class-by-class basis, were generally lower than the peer universe median, or within an acceptable range thereof.

Projected Profitability and Costs of Services to Red Rocks
The Trustees received and considered a historical and projected profitability analysis prepared by Red Rocks based on the fees payable under the Sub-Advisory Agreement, and also considered information regarding the financial condition of Red Rocks. In assessing the profitability analysis, the Board noted that the Fund’s total fees and expenses were within an acceptable range of the median expenses of comparable funds identified by the independent provider of investment company data.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale
The Trustees considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Trustees also considered whether any fall-out benefits or any other direct or indirect benefits would accrue to Red Rocks from its relationship with the Fund. The Board also reviewed and considered any other benefits derived or to be derived by Red Rocks from its relationship with the Fund, including soft dollar arrangements.

Based on its evaluation of the aforementioned considerations, the Board unanimously voted to approve the Sub-Advisory Agreement, and to recommend to the Shareholders of the Fund that they approve the Sub-Advisory Agreement.

196 | April 30, 2015

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	July 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	July 2, 2015

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	July 2, 2015